UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number 811-09813
                                                     ---------


                                  Scout Funds
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                              1010 Grand Boulevard
                              Kansas City, MO 64106
               --------------------------------------------------
                    (Address of principal executive offices)

                         Scout Investment Advisors, Inc.
                              1010 Grand Boulevard
                              Kansas City, MO 64106
               --------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (816) 860-7512
                                                           --------------
                        Date of fiscal year end: JUNE 30
                                                 -------

                     Date of reporting period: JUNE 30, 2009
                                               -------------

ITEM 1.  REPORTS TO STOCKHOLDERS

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

                                Scout(TM) Funds




                                           ANNUAL REPORT
                                           -------------------------------------
                                           JUNE 30, 2009


                                           Stock Fund
                                           Mid Cap Fund
                                           Small Cap Fund
                                           International Fund
                                           International Discovery Fund
                                           Bond Fund
                                           Money Market Fund - Federal Portfolio
                                           Money Market Fund - Prime Portfolio
                                           Tax-Free Money Market Fund

TABLE OF CONTENTS

Economic and Market Commentary . . . . . . . . . . . . . . . . . . . . . . .   1

Stock Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

Mid Cap Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

Small Cap Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

International Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

International Discovery Fund . . . . . . . . . . . . . . . . . . . . . . . .  18

Bond Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23

Money Market Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27

Tax-Free Money Market Fund . . . . . . . . . . . . . . . . . . . . . . . . .  31

Statements of Assets and Liabilities . . . . . . . . . . . . . . . . . . . .  36

Statements of Operations . . . . . . . . . . . . . . . . . . . . . . . . . .  38

Statements of Changes in Net Assets . . . . . . . . . . . . . . . . . . . . . 40

Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44

Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . 50

Report of Independent Registered Public Accounting Firm . . . . . . . . . . . 57

Expense Example . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 58

Other Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 59

Trustees and Officers . . . . . . . . . . . . . . . . . . . . . . . . . . . . 60




SHARES OF THE SCOUT FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, NOR GUARANTEED BY, UMB BANK, N.A. OR ANY OTHER BANKING INSTITUTION; NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER GOVERNMENT AGENCY. THESE SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL INVESTED.

--------------------------------------------------------------------------------
                                                       SCOUT FUNDS ANNUAL REPORT

Economic and Market Commentary

To say the U.S. financial markets have experienced stress over the last year would be a tremendous understatement. At the opening of this letter, I would like to thank you, our shareholders, for maintaining confidence in our management of your assets. The Advisor takes this charge seriously. We accept this challenge openly and with conviction to maintain your confidence.

It appears that the economy may have reached its bottom -- in that the rate of decline in GDP/employment is moderating. Many market pundits are calling for an end to the recession -- as are we. We are hopeful that the worst, from an economic momentum standpoint, may be behind the country. We will see.

It is our belief that recessions (or economic corrections) are caused by systemic imbalances. The capitalist system is inherently unstable in spite of the fact that it has historically created the most wealth and highest standard of living known to man. This instability is akin to a pendulum, which at times swings too far in various directions, creating significant distortions. Recessions are a product of an extreme swing in the economic pendulum due to an imbalance of some sort. This recession is a direct result of bad credit decisions that led to an extensive growth rate in debt creation, which eventually created an unstable economic environment. When the housing portion of that debt picture was pulled away from the house of cards, the rest came tumbling down.

Consequently, from a SECULAR STANDPOINT, we don't believe the U.S. economy will return to its full growth potential on a sustainable basis until the debt issue is fully addressed. We believe the recession we are currently experiencing is addressing a portion of that debt picture, namely within the consumer side of the economy, but this is currently being offset to a certain degree by governmental activities. At times, fighting fire with fire makes sense. In this case, adding additional debt to an already overburdened society is probably not the answer to sustained economic growth.

All of that being said, we believe on a CYCLICAL STANDPOINT, it appears to us that the U.S. is poised to show a rebound in economic activity over the next 12 months. GDP growth should start to show positive indications during the 3rd quarter of this year, followed by solid improvement in the 4th quarter and into 2010. With this improvement, corporate earnings on a world-wide scale should start to grow once again. This is the main "stuff" that has been driving stock values upwards recently. We believe this driver will remain operative for the remainder of this year and into 2010.

In this uncertain environment, we at Scout Investment Advisors continue to focus on our strengths -- that is quality, well thought-out investment strategies. I encourage you to read the various shareholder letters provided throughout this report for additional information regarding each Fund. On behalf of the entire management team, I would like to thank you once again for your continued support of the Scout Funds.




/s/ WILLIAM B. GREINER
-----------------------
William B. Greiner, CFA
CHIEF INVESTMENT OFFICER
SCOUT INVESTMENT ADVISORS, INC.



YOU SHOULD CONSIDER THE FUNDS' INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. FOR A PROSPECTUS WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUNDS, CALL 800-996-2862. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

--------------------------------------------------------------------------------
JUNE 30, 2009                                                                  1

Stock Fund


OBJECTIVE (Unaudited)
THE SCOUT STOCK FUND SEEKS LONG-TERM GROWTH OF CAPITAL AND INCOME BY INVESTING IN COMMON STOCKS OF COMPANIES THOUGHT TO BE UNDERVALUED AND HAVE THE POTENTIAL FOR CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

The past 12 months provided many historic moments for the financial markets and for the country. Government Sponsored Enterprises, Fannie Mae and Freddie Mac, were placed under conservatorship by the Federal Government. The Federal Reserve organized an $85 billion bailout plan for AIG while allowing Lehman Brothers to collapse after 130 years of existence. Many historic investment banks converted to commercial banks in order to receive government assistance. Two of Detroit's bedrock institutions, General Motors and Chrysler, filed for bankruptcy.

Complex asset-backed-debt instruments, many based on a deteriorating housing market, and credit default swaps that provided their security fell like a house of cards. The aftermath created a severe credit crisis that moved the financial markets to the brink of collapse. With the global economies falling into a deep recession, central banks around the globe reacted with unprecedented tactics including near interest free loans as well as direct capital injections into many financial conglomerates. In addition, many central governments orchestrated massive stimulus plans, including the $750 billion U.S. plan.


Heading into the fiscal year, the Advisor anticipated a deteriorating U.S. economy and positioned the Scout Stock Fund in a more defensive manner. During the fiscal year, the Fund maintained relative overweight positions in both the Health Care and Consumer Staples sectors and underweight positions in the Consumer Discretionary and Information Technology sectors. As the fiscal year comes to a close, the U.S. economy appears to be regaining its footing and the markets have continued their upward advance since the apparent bottom in early March. With stability in place, we have looked for opportunities within the early-cyclical sectors.

We scrutinize top-down macro themes and bottom-up company catalysts first in our process. Valuation is used at the end of our process -- thus avoiding many "value traps," particularly in crisis environments. This process was beneficial as our top-down/bottom-up approach performed a critical role in reducing loss of capital during the turbulent markets last fall. When the extremely volatile market rattled many investors, we held firm to our core investment philosophy and disciplined process. Our preference for quality companies with a catalyst proved beneficial, both in owning companies that had catalysts to support them during the downdraft as well as avoiding value traps that did not fit within any theme and were merely cheap. The result was a substantial relative outperformance versus the S&P 500(R) Index over the 12-month time period. (Please see page 3 for more complete performance information.)

In addition, portfolio construction, a vital component of our process, continued to be an important contributor to the Fund's relative success. When a stock is considered for the Fund, we evaluate the company through a stringent quality analysis. We look for a catalyst that will result in future growth. Also, we consider a stock's overall impact to the portfolio before the stock is purchased. By combining portfolio construction with top-down and bottom-up analysis, we are able to build a collection of securities that either work in tandem or provide a counter weight to one another.

During the past 12 months, the Scout Stock Fund primarily benefited from having limited exposure in the Financials sector. As the credit crisis expanded, many financial service companies experienced significant declines in their stock price. As we have noted in our letters to shareholders as early as the second half of 2006, we have been concerned about the extent of consumer leverage and balance sheet issues facing many of these financial institutions and the Fund benefited by not holding them. Instead, we favored asset managers and insurance companies with limited exposure to the credit crisis fallout.

Beyond the Financials sector, the Fund benefited from a relative overweight position in the Materials and Health Care sectors. We are optimistic about the Health Care sector over the near and long-term. In the near term, certain segments within the Health Care sector will likely benefit from the Administration's desire to upgrade the Health Care infrastructure. Over the long-term, the aging U.S. population likely will benefit many health care providers. The Fund's relative underweight position in the Information Technology and Consumer Discretionary sectors provided the greatest drag on overall performance.

We believe that a new long-term theme based on the increased cyber security threat is developing in the Information Technology sector. As individuals and corporations become more and more tied to cyber channels for communication and access to sensitive confidential information, the potential damage that could arise from improper use of such information will drive individuals and organizations to continue improving their protection. Companies that provide firewalls or safeguards should benefit from this investment. We have increased the Fund's holdings within the Information Technology sector based on this new theme.(1)

In closing, the management team appreciates your continued support of the Scout Stock Fund and the Scout Funds family.

JAMES A. REED II, JD, CFA
SCOUT INVESTMENT ADVISORS, INC.


HYPOTHETICAL GROWTH OF $10,000 (Unaudited)
--------------------------------------------------------------------------------
SCOUT STOCK FUND (UMBSX)
AS OF JUNE  30, 2009

CHART OMITTED
                          Scout          S&P 500(R)      Lipper Large-Cap
   Date                Stock Fund         Index (2)      Core Funds Index (2)
--------------------------------------------------------------------------------
6/30/1999                 10,000           10,000              10,000
6/30/2000                 10,268           10,725              11,044
6/30/2001                  9,339            9,134               9,258
6/30/2002                  8,390            7,491               7,670
6/30/2003                  8,250            7,510               7,593
6/30/2004                  9,328            8,945               8,796
6/30/2005                  9,856            9,511               9,223
6/30/2006                 11,142           10,332              10,063
6/30/2007                 12,648           12,459              11,986
6/30/2008                 12,250           10,824              10,622
6/30/2009                  9,636            7,987               7,894


PERFORMANCE RETURNS FOR THE SCOUT STOCK FUND, S&P 500 (R) INDEX AND LIPPER LARGE-CAP CORE FUND INDEX ASSUME DIVIDENDS WERE REINVESTED FOR THE ENTIRE PERIOD.

FOR ILLUSTRATIVE PURPOSES ONLY; MAY NOT REPRESENT YOUR RETURNS.

(2) UNMANAGED INDEX OF STOCKS, BONDS, MUTUAL FUNDS OR COMMODITIES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE STANDARD & POOR 500 (R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX (WEIGHTED BY THE MARKET VALUE OF THE COMPANIES) OF 500 STOCKS LISTED ON VARIOUS EXCHANGES. THE LIPPER LARGE-CAP CORE FUND INDEX INVESTS PRIMARILY IN COMPANIES ABOVE $10 BILLION WITHOUT A SPECIFIC GROWTH OR VALUE STRATEGY.
--------------------------------------------------------------------------------

(1) Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund's portfolio represented by the securities or sectors mentioned in this letter.
--------------------------------------------------------------------------------
2                                                      SCOUT FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURN (Unaudited)
--------------------------------------------------------------------------------
SCOUT STOCK FUND (UMBSX)
AS OF JUNE 30, 2009
                                     1 YEAR      3 YEARS      5 YEARS   10 YEARS
--------------------------------------------------------------------------------
SCOUT STOCK FUND ..................  -21.34%      -4.72%       0.65%     -0.37%
S&P 500(R) Index(1) ...............  -26.21%      -8.22%      -2.24%     -2.22%
Lipper Large-Cap Core
  Fund Index(1) ...................  -25.69%      -7.77%      -2.14%     -2.34%
--------------------------------------------------------------------------------

RETURNS FOR PERIODS GREATER THAN ONE YEAR ARE COMPOUNDED AVERAGE ANNUAL RATES OF RETURN.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-996-2862. THE RETURNS FOR PERIODS PRIOR TO APRIL 1, 2005 DO NOT REFLECT THE FEES AND EXPENSES IN EFFECT AS OF APRIL 1, 2005. IF THE NEW FEES AND EXPENSES AND THE ADVISOR'S AGREEMENT TO LIMIT TOTAL FUND EXPENSES WERE IN EFFECT FOR THE PERIODS SHOWN, RETURNS WOULD HAVE BEEN LOWER. AS OF JUNE 30, 2008, GROSS EXPENSES FOR THE FUND WERE 0.93% (AS DISCLOSED IN THE MOST RECENT PROSPECTUS) COMPARED TO THE JUNE 30, 2009 GROSS EXPENSE RATIO OF 0.94%.

THE PERFORMANCE RETURNS FOR THE FUND REFLECT A FEE WAIVER IN EFFECT. IN THE ABSENCE OF SUCH A WAIVER, THE RETURNS WOULD BE REDUCED.

SCOUT INVESTMENT ADVISORS, INC. HAS ENTERED INTO AN AGREEMENT TO LIMIT THE FEES AND/OR MAKE EXPENSE PAYMENTS THROUGH OCTOBER 31, 2010 SO THAT ACTUAL TOTAL ANNUAL FUND OPERATING EXPENSES OF THE SCOUT STOCK FUND DOES NOT EXCEED 0.90%.

THE PERFORMANCE SHOWN IN THE ABOVE TABLE AND IN THE GRAPH ON THE PRECEDING PAGE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRIOR TO APRIL 1, 2005, THE FUND WAS MANAGED IN ACCORDANCE WITH A DIFFERENT INVESTMENT STRATEGY.

(1) UNMANAGED INDEX OF STOCKS, BONDS OR MUTUAL FUNDS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.



HISTORICAL PER-SHARE RECORD (Unaudited)
--------------------------------------------------------------------------------
SCOUT STOCK FUND (UMBSX)
                                     INCOME &                 CUMULATIVE(2)
                          NET      SHORT-TERM(4) LONG-TERM(4)   VALUE PER
                         ASSET        GAINS         GAINS     SHARE PLUS
                         VALUE    DISTRIBUTION  DISTRIBUTION   DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/04 ............   $ 15.17      $ 0.11      $  0.33        $ 38.82
12/31/05 ............     14.59        0.35         1.79          40.38
12/31/06 ............     14.38        0.32         1.54          42.03
12/31/07 ............     14.18        0.20         1.70          43.73
12/31/08 ............     10.18        0.07         0.14          39.94
06/30/09(3) .........      9.96        0.11          --           39.83
--------------------------------------------------------------------------------

(2) DOES NOT ASSUME ANY COMPOUNDING OF REINVESTED DISTRIBUTIONS.
(3) SIX MONTH ONLY. DISTRIBUTIONS TYPICALLY OCCUR IN JUNE AND/OR DECEMBER.
(4) REPRESENTS DISTRIBUTIONS FOR THE RESPECTIVE 12-MONTH OR 6-MONTH PERIOD
    ENDED.

TABLE SHOWS CALENDAR-YEAR DISTRIBUTIONS AND NET ASSET VALUES; MAY DIFFER FROM FISCAL-YEAR ANNUAL REPORTS.

FUND DIVERSIFICATION(5) (Unaudited)
--------------------------------------------------------------------------------
SCOUT STOCK FUND (UMBSX)

PIE CHART OMITTED

--------------------------------------------------------------------------------
Information Technology ...................................................   20%
Health Care ..............................................................   16%
Consumer Staples .........................................................   12%
Energy ...................................................................   12%
Financials ...............................................................   12%
Industrials ..............................................................    9%
Consumer Discretionary ...................................................    7%
Materials ................................................................    7%
Utilities ................................................................    3%
Cash Equivalents .........................................................    2%
--------------------------------------------------------------------------------
BASED ON TOTAL NET ASSETS AS OF JUNE 30, 2009. SUBJECT TO CHANGE.


TOP TEN EQUITY HOLDINGS(5) (Unaudited)
--------------------------------------------------------------------------------
SCOUT STOCK FUND (UMBSX)
                                                      MARKET
                                                      VALUE           PERCENT
                                                     (000'S)          OF TOTAL
--------------------------------------------------------------------------------
Occidental Petroleum Corp. .......................   $ 3,290            3.1%
TJX Cos., Inc. ...................................     3,146            3.0%
Waters Corp. .....................................     3,088            3.0%
Oracle Corp. .....................................     2,999            2.9%
QUALCOMM, Inc. ...................................     2,712            2.6%
Philip Morris International, Inc. ................     2,617            2.5%
Microsoft Corp. ..................................     2,615            2.5%
Google, Inc. - Class A ...........................     2,530            2.4%
Genzyme Corp. ....................................     2,505            2.4%
Cerner Corp. .....................................     2,492            2.4%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL ....................   $27,994           26.8%
--------------------------------------------------------------------------------
BASED ON TOTAL NET ASSETS AS OF JUNE 30, 2009. SUBJECT TO CHANGE.


(5) Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund's portfolio represented by the securities or sectors mentioned in this letter.
--------------------------------------------------------------------------------
JUNE 30, 2009                                                                  3

================================================================================
SCHEDULE OF INVESTMENTS
June 30, 2009

STOCK FUND
--------------------------------------------------------------------------------
                                                       SHARES           VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- 98.3%
CONSUMER DISCRETIONARY -- 7.0%
McDonald's Corp. ..........................            40,000      $   2,299,600
NIKE, Inc. -- Class B .....................            35,000          1,812,300
TJX Cos., Inc. ............................           100,000          3,146,000
                                                                   -------------
                                                                       7,257,900
                                                                   =============
CONSUMER STAPLES -- 12.0%
Hormel Foods Corp. ........................            64,000          2,210,560
McCormick & Co., Inc. .....................            70,000          2,277,100
Philip Morris International, Inc. .........            60,000          2,617,200
Procter & Gamble Co. ......................            30,000          1,533,000
Sysco Corp. ...............................            88,000          1,978,240
Wal-Mart Stores, Inc. .....................            40,000          1,937,600
                                                                   -------------
                                                                      12,553,700
                                                                   =============
ENERGY -- 12.2%
Apache Corp. ..............................            20,000          1,443,000
Chevron Corp. .............................            28,000          1,855,000
EOG Resources, Inc. .......................            20,000          1,358,400
Exxon Mobil Corp. .........................            20,000          1,398,200
Marathon Oil Corp. ........................            40,000          1,205,200
Occidental Petroleum Corp. ................            50,000          3,290,500
Total S.A.(1) .............................            40,766          2,210,740
                                                                   -------------
                                                                      12,761,040
                                                                   =============
FINANCIALS -- 11.6%
Berkshire Hathaway, Inc. -- Class B* ......               800          2,316,584
Charles Schwab Corp. ......................           140,000          2,455,600
Chubb Corp. ...............................            35,000          1,395,800
Franklin Resources, Inc. ..................            25,000          1,800,250
T. Rowe Price Group, Inc ..................            40,000          1,666,800
Toronto-Dominion Bank .....................            47,000          2,430,370
                                                                   -------------
                                                                      12,065,404
                                                                   =============
HEALTH CARE -- 16.5%
Abbott Laboratories .......................            40,000          1,881,600
Baxter International, Inc. ................            40,000          2,118,400
C.R. Bard, Inc. ...........................            20,000          1,489,000
Cerner Corp.* .............................            40,000          2,491,600
Genzyme Corp.* ............................            45,000          2,505,150
Gilead Sciences, Inc.* ....................            30,000          1,405,200
Johnson & Johnson .........................            40,000          2,272,000
Waters Corp.* .............................            60,000          3,088,200
                                                                   -------------
                                                                      17,251,150
                                                                   =============
INDUSTRIALS -- 9.0%
Danaher Corp. .............................            28,000          1,728,720
Emerson Electric Co. ......................            45,000          1,458,000
Fastenal Co. ..............................            45,000          1,492,650
L-3 Communications Holdings, Inc. .........            20,000          1,387,600
Norfolk Southern Corp. ....................            15,000            565,050
Raytheon Co. ..............................            40,000          1,777,200
Union Pacific Corp. .......................            20,000          1,041,200
                                                                   -------------
                                                                       9,450,420
                                                                   =============

--------------------------------------------------------------------------------
                                                    SHARES/
                                                PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY -- 19.6%
Adobe Systems, Inc.* ......................            80,000      $   2,264,000
Cisco Systems, Inc.* ......................           100,000          1,864,000
Google, Inc. -- Class A* ..................             6,000          2,529,540
Intel Corp. ...............................            80,000          1,324,000
International Business Machines Corp. .....            21,000          2,192,820
McAfee, Inc.* .............................            48,000          2,025,120
Microsoft Corp. ...........................           110,000          2,614,700
Oracle Corp. ..............................           140,000          2,998,800
QUALCOMM, Inc. ............................            60,000          2,712,000
                                                                   -------------
                                                                      20,524,980
                                                                   =============
MATERIALS -- 7.2%
Ecolab, Inc. ..............................            60,000          2,339,400
Monsanto Co. ..............................            19,000          1,412,460
Newmont Mining Corp. ......................            40,000          1,634,800
Praxair, Inc. .............................            30,000          2,132,100
                                                                   -------------
                                                                       7,518,760
                                                                   =============
UTILITIES -- 3.2%
Dominion Resources, Inc. ..................            50,000          1,671,000
FPL Group, Inc. ...........................            30,000          1,705,800
                                                                   -------------
                                                                       3,376,800
                                                                   =============
TOTAL COMMON STOCKS
(COST $105,038,662) -- 98.3% ..............                          102,760,154
                                                                   =============

SHORT-TERM INVESTMENT -- 1.7%
U.S. GOVERNMENT AND AGENCIES
Federal Home Loan Bank
  0.010%, 07/01/09 ........................     $   1,822,000          1,822,000
                                                                   =============
TOTAL SHORT-TERM INVESTMENT
(COST $1,822,000) -- 1.7% .................                            1,822,000
                                                                   =============
TOTAL INVESTMENTS
(COST $106,860,662) -- 100.0% .............                          104,582,154

Liabilities less other assets -- 0.0% .....                              (18,062)
                                                                   -------------
TOTAL NET ASSETS --100.0%
  (equivalent to $9.96 per share;
  unlimited shares of $1.00 par value
  capital shares authorized;
  10,502,921 shares outstanding) ..........                        $ 104,564,092
                                                                   =============

*   NON-INCOME PRODUCING SECURITY
(1) ADR -- AMERICAN DEPOSITARY RECEIPT




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
4                                                      SCOUT FUNDS ANNUAL REPORT

Mid Cap Fund

OBJECTIVE (Unaudited)
THE SCOUT MID CAP FUND SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING IN COMMON STOCKS OF COMPANIES CLASSIFIED AS MID-CAPITALIZATION LOCATED ANYWHERE IN THE UNITED STATES.

--------------------------------------------------------------------------------

This past fiscal year was difficult for global stock markets, although the rally off the March 2009 low partially salved the pain. The fiscal year began with a sharp sell-off in the commodity markets in July 2008, as investors realized the U.S. financial crisis was going to slow economic growth in emerging markets and the rest of the world. Once the changing fundamentals became apparent, the Advisor sharply trimmed commodity-related holdings. By September 2008, the Fund was defensively positioned with a significant overweight in Consumer Staples. This served the Fund well in October and November, when the stock market was very weak due to the bankruptcy of Lehman Brothers, the near failures of Fannie Mae and Freddie Mac, the rescue of AIG, and the nearly unprecedented credit concerns in the commercial paper and junk bond markets. Making matters worse, government policy seemed chaotic and uncoordinated as the Treasury Department and the Federal Reserve Board grasped at solutions to control the fallout from the massive credit and housing bubbles.

As bad as the problems were for U.S. financial institutions, it was arguably worse for poorly capitalized European banks. The Irish, British, and certain banks on the continent were hurt by poor housing markets, souring loans to Eastern Europe, and over-leveraged balance sheets. The Icelandic banks were in such poor condition that their economy and currency experienced complete melt down, turning to the Russian government for assistance. There were some banking problems in Asia, but they were not as severe, possibly due to the cleansing process experienced during the 1998 Asian financial crisis. The downward spiral in U.S. stocks abated in December as the market responded to very low interest rates and aggressive capital injections into the major banks. As is common during a financial crisis, frauds were uncovered and one of the largest hedge funds was revealed as a ponzi scheme.

The year 2009 began with another steep sell off, driven partially by fear of new government policies on health care and environmental regulations. By early March, investors decided that economic improvement was on the horizon, and the stock market rallied sharply off the low. The combination of the Federal Open Market Committee's decision to implement quantitative easing, improved stability at the large banks following capital injections, and low interest rates provided the "fertilizer" for a number of "green shoots," a phrase Federal Reserve Board Chairman Ben Bernanke coined during an interview with 60 MINUTES in March. This phrase describes a host of incremental economic improvements recently observed. Examples include rebounding Purchasing Management Index surveys across the world; better than expected U.S. bank earnings; an improvement in the U.S. Leading Economic Indicators index; and, signs of life in the U.S. housing market due to low mortgage interest rates, tax incentives for first-time homebuyers, and lower home prices. In addition, the Federal Reserve conducted other actions to stabilize the money markets. On the policy front, many legislative proposals that could have been detrimental to investors have likely moved to the backburner because of political backlash and the usual Washington gridlock. As is usually the case, the stock market often prefers a moderate rate of political change and the attendant stability of government policy. The return of relative policy certainty, along with budding "green shoots," has fueled the market's advance from the lows. Despite the rally, the road to recovery could prove difficult, partially due to June 30, 2009 weak loan demand as U.S. consumers continue to pay down debt and raise savings. Also, quantitative easing by the Federal Reserve, low interest rates, and massive new federal deficits can create long-term economic problems, even if they prove stimulative in the near-term. We will see if the Federal Reserve and our elected officials can walk the tightrope of removing this stimulus without depressing the economy.

The Scout Mid Cap Fund was not immune to the ravages of the second worst bear market in the past 100 years, with the Fund posting a return of -26.27% for the fiscal year. As fellow shareholders, we do not like losing money, so we were not satisfied with the result. The Fund was able to best the return of the benchmark Russell Midcap(R) Index, however, which was even worse at -30.36%. The Fund's Lipper Midcap Core peers also lost more ground than the Fund, posting a return of -27.20%. The Fund's average annual return since its inception date on October 31, 2006 was -3.92%, while the Russell Midcap (R) Index's return over the same time period was -12.34%. The average annual return of the Lipper Midcap Core peers was -10.49%. (Please see page 7 for more complete performance information.)

The Fund benefited from good stock selection during the past year, although sector allocation proved to be a slight drag on relative performance, primarily due to an average overweight position in Energy investments during fiscal 2009, despite efforts to trim these positions during the commodity sell-off. Sector allocation benefited from an overweight position in Consumer Staples, primarily in the fall. Stock selection more than offset the somewhat poor sector allocation, as the Fund avoided the big problems in troubled banks and real estate investment trusts (REIT) in the Financials sector, and generally avoided difficulties with over-leveraged companies due to our focus on quality companies. Stock selection was particularly good in the Financials, Utilities, Consumer Staples, and Consumer Cyclicals sectors.

Host Hotels and Resorts, Inc. REIT (HST: NYSE), a hotel REIT that owns a number of luxury and upscale hotels, was the top contributor for the fiscal year. We identified the stock as very cheap, and began buying once it was clear the economy was not going to get materially worse. The stock price subsequently rose sharply as investors began to focus on its long-term earnings potential. Masco Corp. (MAS: NYSE) a building products company, was the second largest contributor to relative performance. Lower mortgage rates and small improvements in housing indicators sent the stock sharply higher off the March lows. Johnson Controls, Inc. (JCI: NYSE) was the third largest contributor. The company designs and manufactures automotive interiors and vehicle batteries. They also install and service interior systems for non-residential buildings that, among other things, increase energy efficiency. The stock benefited as signs of an improving economy provided evidence that automobile sales were near a trough.

Forest Oil (FST: NYSE), Cimarex Energy Co. (XEC: NYSE), and Axis Capital Holdings Ltd. (AXS: NYSE) were the three largest detractors from relative performance during the year. The first two companies were caught in the vortex of the commodity bear market. Axis suffered from worse than expected losses in its investment portfolio.

Quantitative easing began in the third fiscal quarter and continued in the fourth, as the Federal Open Market Committee purchased both Treasury and mortgage debt in an attempt to tamp down long-term interest rates. This was only moderately successful as rising commodity prices and the previously mentioned "green shoots" stoked fears that inflation was imminent, driving the ten-year Treasury bond yield near 4% before it backed off, closing out the fiscal year near 3.5%. The federal government also passed a litany of fiscal measures: a stimulus package with targeted tax cuts and deficit spending, an $8,000 tax credit for first-time homebuyers, and the recently passed "cash for clunkers" legislation. While we question the long-term effects of these policies, we believe it is reasonable to expect a near-term boost from this

--------------------------------------------------------------------------------
JUNE 30, 2009                                                                  5
stimulus that may benefit economically-sensitive stocks. The Fund currently has overweight positions in Information Technology, Energy, and Materials, often with preference for companies that sell goods to emerging markets, given our expectation for stronger recovery in those countries.

As discussed in previous commentaries, decades of excessive spending and easy credit has caught up with the American consumer. Rising mortgage and credit card default rates have helped to slow lending, along with the disappearance of some non-bank financial institutions. Consumers have lost a significant portion of their net worth, forcing them to increase their savings rate. Our politicians have chosen to offset the effects of a higher savings rate with government spending financed through borrowing and a printing press on overdrive. We are convinced the U.S. government will stop at almost nothing to prevent a depression, making it a low-probability event, and, at least for now, making sustained deflation unlikely. Therefore, the inflation -- or worse, stagflation -- scenarios frame our longer-term thinking, and are reflected in the Fund's overweight position in Energy and Materials, including gold stocks. Having said this, we believe inflation is not yet a problem due to the low "velocity" of money. When money sits idle and does not circulate rapidly due to limited investment and lending, economic stagnation occurs. This is one of the key problems the government and the Federal Reserve are fighting.

A weak job market and poor consumer confidence have people trying to control household budgets. We expect this to continue and have positioned the portfolio to favor Consumer Cyclical stocks that could benefit from frugal customers, continuing a theme from 2008. Same store sales trends for budget-oriented retailers such as Family Dollar Stores Inc. (FDO: NYSE), TJX Cos., Inc. (TJX:
NYSE) and Ross Stores Inc. (ROST: NASDAQ) have exceeded expectations. The Fund holds all three stocks, although positions were trimmed as their valuations became less attractive. Many people are also seeking to save on travel. We like priceline.com, Inc. (PCLN: NASDAQ) because of its "Name Your Own Price" feature, and because of its leading position in online hotel reservations that can save the consumer money. Retailers offering more discretionary and higher-priced merchandise, such as department stores, have shown negative same store sales for several quarters. Among these, only the best-of-breed concepts, trading at deep discounts to intrinsic value, presently appeal to us.

The lack of available credit has also stifled needed capacity expansions in the world's agriculture and energy production capabilities. The combination of depleted worldwide grain inventories and persistent population growth supports our belief that grain prices will again resume their upward trend once economic recovery fully takes hold. Tight credit could curtail the demand for farm equipment near-term, but we believe the market will look through the near-term business weakness if grain prices firm. Grain prices have been sliding, but we feel the long-term outlook seems more bullish. In the Energy sector, the longer-term problem of little spare oil capacity has not been solved. While worldwide oil demand is weak, there are numerous signs that emerging market economies are strengthening. If this trend continues oil prices are likely to advance eventually, sending stocks in the Energy sector higher. In our opinion, recent political attacks on energy "speculators" and the general malaise that often accompanies the early part of an economic recovery are delaying higher oil prices.

We continue to favor property/casualty insurers and reinsurers. Problems at large insurance companies, investment portfolio losses, and two major U.S. hurricanes last year depleted insurance capital. Tight capital availability should help drive improved pricing and policy terms. Higher rates and better terms are being observed in the reinsurance markets, and we believe primary insurance rates are likely to follow. Many of these stocks trade at or near book value, so the stocks should get a boost from both higher earnings and more favorable valuation.

The Fund's exposure to Health Care has recently increased. Many stocks in the sector sold off as fears of major health care industry reform spread. We expect a bill to pass, likely before year-end. However, given that the Congressional Budget Office forecasted that a bill including a public payer option would cost more than $1.6 trillion, we believe divided government and sticker shock will lead to a bill more amicable to the sector. While we expect a bill that is less draconian than many expect, we are aware of the challenges the industry faces beyond political risk. The difficult economy is still squeezing hospitals, leading to reduced capital spending. The Fund's largest Health Care positions are in companies that sell necessities such as catheters, syringes, and specialty generic drugs that are not included in a hospital's capital budget.

Overall, we expect the massive, coordinated global response to the 2008 financial crisis to outweigh the problems expected from consumer deleveraging, at least over the next several quarters. Year-over-year monetary growth (M2) is over 8% in the U.S. and even higher on a global basis. Inflation looks contained for the time being, so it is unlikely the Fed will raise rates anytime soon. We are concerned about government policies over the longer-term, and we remain alert for potential problems that could necessitate more defensive action.(1)

The management team appreciates your support and continued confidence in our team and investment process. We will continue to manage your investment with careful attention and prudence as fellow shareholders.

PATRICK DUNKERLEY, CFA
SCOUT INVESTMENT ADVISORS, INC.


HYPOTHETICAL GROWTH OF $10,000 (Unaudited)
--------------------------------------------------------------------------------
SCOUT MID CAP FUND (UMBMX)
AS OF JUNE 30, 2009

CHART OMITTED

                     SCOUT         RUSSELL MIDCAP(R)      LIPPER MID-CAP
     DATE         MID CAP FUND       INDEX (2)          CORE FUNDS INDEX (2)
--------------------------------------------------------------------------------
10/31/2006           10,000            10,000                 10,000
12/31/2006           10,203            10,359                 10,337
3/31/2007            10,804            10,812                 10,827
6/30/2007            12,026            11,384                 11,483
9/30/2007            12,226            11,341                 11,383
12/31/2007           12,441            10,938                 10,992
3/31/2008            10,788             9,847                  9,961
6/30/2008            12,193            10,111                 10,226
9/30/2008             9,501             8,805                  9,115
12/31/2008            8,074             6,403                  6,757
3/31/2009             7,275             5,829                  6,291
6/30/2009             8,990             7,041                  7,445

PERFORMANCE RETURNS FOR THE SCOUT MID CAP FUND, RUSSELL MIDCAP(R) INDEX AND LIPPER MID-CAP CORE FUND INDEX ASSUME DIVIDENDS WERE REINVESTED FOR THE ENTIRE PERIOD.

FOR ILLUSTRATIVE PURPOSES ONLY; MAY NOT REPRESENT YOUR RETURNS.

(2) UNMANAGED INDEX OF STOCKS, BONDS, MUTUAL FUNDS OR COMMODITIES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE RUSSELL MIDCAP(R) INDEX CONSISTS OF THE SMALLEST 800 SECURITIES IN THE RUSSELL 1000, AS RANKED BY TOTAL MARKET CAPITALIZATION. THIS INDEX ACCURATELY CAPTURES THE MEDIUM-SIZED UNIVERSE OF SECURITIES AND REPRESENTS APPROXIMATELY 34% OF THE RUSSELL 1000 TOTAL MARKET CAPITALIZATION. THE LIPPER MID-CAP CORE FUND INDEX INVESTS PRIMARILY IN COMPANIES WITH A MARKET CAPITALIZATION OF LESS THAN $5 BILLION AT THE TIME OF PURCHASE.
--------------------------------------------------------------------------------

(1) Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund's portfolio represented by the securities or sectors mentioned in this letter.

--------------------------------------------------------------------------------
6                                                      SCOUT FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURN (Unaudited)
--------------------------------------------------------------------------------
SCOUT MID CAP FUND (UMBMX)
AS OF JUNE 30, 2009
                                                                   SINCE
                                                   1 YEAR        INCEPTION
--------------------------------------------------------------------------------
SCOUT MID CAP FUND .......................         -26.27%         -3.92%
Russell Midcap(R) Index(1) ...............         -30.36%         -12.34%
Lipper Mid-Cap Core Fund Index(1) ........         -27.20%         -10.49%
--------------------------------------------------------------------------------
INCEPTION - OCTOBER 31, 2006.

RETURNS FOR PERIODS GREATER THAN ONE YEAR ARE COMPOUNDED AVERAGE ANNUAL RATES OF RETURN.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-996-2862. AS OF JUNE 30, 2008, GROSS EXPENSES FOR THE FUND WERE 1.31% (AS DISCLOSED IN THE MOST RECENT PROSPECTUS) COMPARED TO THE JUNE 30, 2009 GROSS EXPENSE RATIO OF 1.39%.

A REDEMPTION FEE OF 2% WILL BE IMPOSED ON REDEMPTIONS OR EXCHANGES MADE WITHIN TWO MONTHS OF PURCHASE OF SHARES IN THE SCOUT MID CAP FUND. PLEASE SEE THE PROSPECTUS FOR MORE INFORMATION ABOUT THE FEE AND WHICH ACCOUNTS IT APPLIES TO.

THE PERFORMANCE RETURNS FOR THE FUND REFLECT A FEE WAIVER IN EFFECT. IN THE ABSENCE OF SUCH A WAIVER, THE RETURNS WOULD BE REDUCED.

SCOUT INVESTMENT ADVISORS, INC. HAS ENTERED INTO AN AGREEMENT TO LIMIT THE FEES AND/OR MAKE EXPENSE PAYMENTS THROUGH OCTOBER 31, 2010 SO THAT ACTUAL TOTAL ANNUAL FUND OPERATING EXPENSES OF THE SCOUT MID CAP FUND DOES NOT EXCEED 1.40%. THE NET EXPENSE RATIO FOR THE FUND REFLECTS THE REIMBURSEMENT OF FEES PREVIOUSLY WAIVED BY THE ADVISOR IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT.

THE PERFORMANCE SHOWN IN THE ABOVE TABLE AND IN THE GRAPH ON THE PRECEDING PAGE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(1) UNMANAGED INDEX OF STOCKS, BONDS OR MUTUAL FUNDS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


HISTORICAL PER-SHARE RECORD (Unaudited)
--------------------------------------------------------------------------------
SCOUT MID CAP FUND (UMBMX)

                                     INCOME &                 CUMULATIVE(2)
                          NET      SHORT-TERM(4) LONG-TERM(4)   VALUE PER
                         ASSET        GAINS         GAINS     SHARE PLUS
                         VALUE    DISTRIBUTION  DISTRIBUTION   DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/06 ..........    $ 10.19     $   0.01        $--         $ 10.20
12/31/07 ..........      11.51         0.90         --           12.42
12/31/08 ..........       7.47          --          --            8.38
06/30/09(3) .......       8.30         0.02         --            9.23
--------------------------------------------------------------------------------

(2) DOES NOT ASSUME ANY COMPOUNDING OF REINVESTED DISTRIBUTIONS.

(3) SIX MONTH ONLY. DISTRIBUTIONS TYPICALLY OCCUR IN JUNE AND/OR DECEMBER.

(4) REPRESENTS DISTRIBUTIONS FOR THE RESPECTIVE 12-MONTH OR 6-MONTH PERIOD
ENDED.

TABLE SHOWS CALENDAR-YEAR DISTRIBUTIONS AND NET ASSET VALUES; MAY DIFFER FROM FISCAL-YEAR ANNUAL REPORTS.



FUND DIVERSIFICATION(5) (Unaudited)
--------------------------------------------------------------------------------
SCOUT MID CAP FUND (UMBMX)

PIE CHART OMITTED

--------------------------------------------------------------------------------
Information Technology ...................................................   18%
Financials ...............................................................   17%
Consumer Discretionary ...................................................   14%
Energy ...................................................................   14%
Health Care ..............................................................   12%
Industrials ..............................................................   10%
Materials ................................................................    6%
Utilities ................................................................    3%
Consumer Staples .........................................................    2%
Telecommunication Services ...............................................    2%
Miscellaneous ............................................................    1%
Cash Equivalents .........................................................    1%
--------------------------------------------------------------------------------
BASED ON TOTAL NET ASSETS AS OF JUNE 30, 2009. SUBJECT TO CHANGE.


TOP TEN EQUITY HOLDINGS(5) (Unaudited)
--------------------------------------------------------------------------------
SCOUT MID CAP FUND (UMBMX)
                                                       MARKET
                                                        VALUE          PERCENT
                                                       (000'S)         OF TOTAL
--------------------------------------------------------------------------------
Becton, Dickinson and Co. ........................     $ 2,300            4.1%
Avnet, Inc. ......................................       2,052            3.7%
Host Hotels & Resorts, Inc. REIT .................       1,929            3.5%
Cimarex Energy Co. ...............................       1,883            3.4%
C.R. Bard, Inc. ..................................       1,809            3.2%
Nexen, Inc. ......................................       1,704            3.1%
Franklin Resources, Inc. .........................       1,607            2.9%
Computer Sciences Corp. ..........................       1,543            2.8%
Westar Energy, Inc. ..............................       1,453            2.6%
Lam Research Corp. ...............................       1,409            2.5%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL ....................     $17,689           31.8%
--------------------------------------------------------------------------------
BASED ON TOTAL NET ASSETS AS OF JUNE 30, 2009. SUBJECT TO CHANGE.


(5) Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund's portfolio represented by the securities or sectors mentioned in this letter.

--------------------------------------------------------------------------------
JUNE 30, 2009                                                                  7

================================================================================
SCHEDULE OF INVESTMENTS
June 30, 2009

MID CAP FUND
--------------------------------------------------------------------------------
                                                          SHARES       VALUE
--------------------------------------------------------------------------------

COMMON STOCKS -- 98.3%
CONSUMER DISCRETIONARY -- 13.8%
Carnival Corp. .....................................        54,575   $ 1,406,398
Coach, Inc. ........................................        39,550     1,063,104
Family Dollar Stores, Inc. .........................         6,800       192,440
H&R Block, Inc. ....................................        58,175     1,002,355
Jack in the Box, Inc.* .............................         6,300       141,435
Johnson Controls, Inc. .............................        28,525       619,563
Mohawk Industries, Inc.* ...........................        33,100     1,181,008
Nordstrom, Inc. ....................................        30,625       609,131
priceline.com, Inc.* ...............................         8,950       998,373
Ross Stores, Inc. ..................................         5,000       193,000
TJX Cos., Inc. .....................................         7,450       234,377
                                                                     -----------
                                                                       7,641,184
                                                                     ===========
CONSUMER STAPLES -- 1.9%
General Mills, Inc. ................................         6,775       379,536
H.J. Heinz Co. .....................................        18,425       657,772
                                                                     -----------
                                                                       1,037,308
                                                                     ===========
ENERGY -- 13.8%
Arch Coal, Inc. ....................................        50,550       776,954
Cimarex Energy Co. .................................        66,450     1,883,193
Consol Energy, Inc. ................................        18,650       633,354
National Oilwell Varco, Inc.* ......................        22,000       718,520
Nexen, Inc. ........................................        78,725     1,704,396
Plains Exploration & Production Co.* ...............        46,475     1,271,556
Valero Energy Corp. ................................        41,600       702,624
                                                                     -----------
                                                                       7,690,597
                                                                     ===========
FINANCIALS -- 17.1%
Annaly Capital Management, Inc. REIT ...............        79,800     1,208,172
AON Corp. ..........................................         4,425       167,575
Arch Capital Group Ltd.* ...........................        14,125       827,443
Arthur J. Gallagher & Co. ..........................        18,750       400,125
Axis Capital Holdings Ltd. .........................        21,800       570,724
Chubb Corp. ........................................        31,775     1,267,187
First American Corp. ...............................        15,000       388,650
Franklin Resources, Inc. ...........................        22,325     1,607,623
Host Hotels & Resorts, Inc. REIT ...................       229,875     1,928,651
PartnerRe Ltd. .....................................         5,175       336,116
Progressive Corp.* .................................        54,775       827,650
                                                                     -----------
                                                                       9,529,916
                                                                     ===========
HEALTH CARE -- 12.0%
Becton, Dickinson and Co. ..........................        32,250     2,299,747
C.R. Bard, Inc. ....................................        24,300     1,809,135
Coventry Health Care, Inc.* ........................        45,900       858,789
Henry Schein, Inc.* ................................        11,050       529,848
Hospira, Inc.* .....................................        17,300       666,396
Sepracor, Inc.* ....................................        29,350       508,342
                                                                     -----------
                                                                       6,672,257
                                                                     ===========
INDUSTRIALS -- 10.4%
AGCO Corp.* ........................................        29,900       869,193
Cummins, Inc. ......................................        18,900       665,469
FedEx Corp. ........................................        14,775       821,785
Foster Wheeler Ltd.* ...............................        22,075       524,281
Harsco Corp. .......................................        22,325       631,798
Masco Corp. ........................................        91,200       873,696
Parker Hannifin Corp. ..............................        31,975     1,373,646
                                                                     -----------
                                                                       5,759,868
                                                                     ===========

--------------------------------------------------------------------------------
                                                          SHARES/
                                                      PRINCIPAL AMOUNT    VALUE
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 17.7%
Adobe Systems, Inc.* ...............................         9,150   $   258,945
Affiliated Computer Services, Inc. -- Class A* .....        12,250       544,145
Avnet, Inc.* .......................................        97,575     2,052,002
Check Point Software Technologies* .................        16,175       379,627
Computer Sciences Corp.* ...........................        34,825     1,542,747
eBay, Inc.* ........................................        51,250       877,913
Harris Corp. .......................................        15,875       450,215
Hewitt Associates, Inc. -- Class A* ................        13,800       410,964
Lam Research Corp.* ................................        54,200     1,409,200
SAIC, Inc.* ........................................        20,200       374,710
Sybase, Inc.* ......................................        18,775       588,409
Teradata Corp.* ....................................        40,150       940,714
                                                                     -----------
                                                                       9,829,591
                                                                     ===========
MATERIALS -- 6.3%
Agnico-Eagle Mines Ltd. ............................        23,350     1,225,408
Cliffs Natural Resources, Inc. .....................        29,250       715,748
Freeport-McMoRan Copper & Gold, Inc. ...............        14,000       701,540
Sigma-Aldrich Corp. ................................        16,975       841,281
                                                                     -----------
                                                                       3,483,977
                                                                     ===========
MISCELLANEOUS -- 1.0%
Market Vectors -- Gold Miners ETF* .................        15,200       573,952
                                                                     ===========

TELECOMMUNICATION SERVICES -- 1.7%
Millicom International Cellular S.A.* ..............        17,275       971,892
                                                                     ===========

UTILITIES -- 2.6%
Westar Energy, Inc. ................................        77,400     1,452,798
                                                                     ===========
TOTAL COMMON STOCKS
(COST $47,804,660) -- 98.3% ........................                  54,643,340
                                                                     ===========

SHORT-TERM INVESTMENT -- 1.5%
U.S. GOVERNMENT AND AGENCIES
Federal Home Loan Bank
  0.010%, 07/01/09 .................................   $   804,000       804,000
                                                                     ===========
TOTAL SHORT-TERM INVESTMENT
(COST $804,000) -- 1.5% ............................                     804,000
                                                                     ===========
TOTAL INVESTMENTS
(COST $48,608,660) -- 99.8% ........................                  55,447,340

Other assets less liabilities -- 0.2% ..............                     135,596
                                                                     -----------
TOTAL NET ASSETS --100.0%
  (equivalent to $8.30 per share;
  unlimited shares of $1.00 par value
  capital shares authorized;
  6,695,566 shares outstanding) ....................                 $55,582,936
                                                                     ===========

ETF -- EXCHANGE TRADED FUND
REIT -- REAL ESTATE INVESTMENT TRUST
*NON-INCOME PRODUCING SECURITY

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
8                                                      SCOUT FUNDS ANNUAL REPORT

Small Cap Fund

OBJECTIVE (Unaudited)
THE SCOUT SMALL CAP FUND SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING IN SMALLER COMPANIES LOCATED ANYWHERE IN THE UNITED STATES.

--------------------------------------------------------------------------------

Most equity investors will remember the past year as among the most difficult period in the history of the stock market. On September 15, 2008, Lehman Brothers filed for bankruptcy. The impact on the financial markets would not be understood for several weeks thereafter. Given the government intervention for previous financial shocks, (i.e., the Bear Stearns bankruptcy) we were surprised the government would allow such an important global institution to fail without providing a backstop. Over a ten-trading-day stretch from October 1 until October 14 the Scout Small Cap Fund dropped 24%. While experiencing a number of swings in the stock market since that time, the Fund ended the fiscal year at essentially the same level. (Please see page for more complete performance information.)

During the year, the dollar strengthened as investors appeared to view the U.S. dollar as a less risky asset relative to other foreign currencies. Accordingly, companies that sell more of their goods outside the U.S. suffered. We believe there is a good chance in the near future that this trend will reverse as the U.S. remains dependent on borrowing to service $11.5 trillion in U.S. government federal debt. Domestic U.S. companies that export will benefit as their goods become relatively cheaper. Longer-term, we remain optimistic on prospects around the world as some 6.7 billion people who are expanding at an estimated 80 million people per year struggle to not only exist but to achieve a lifestyle on par with that of 307 million Americans.

The sector that suffered the most over the one-year period was Energy. The price of a barrel of oil gyrated wildly climbing to $143.67 at the peak then plunging to $35.13 before ending the fiscal year at $69.89. Energy stocks as a whole declined 55% for the Fund over the period. While short-term demand has declined, we see a number factors on the horizon that could lead to significantly higher energy prices once global economic growth resumes. For example, China, which has seen car sales grow 10 fold since 2001, is now using more than 10% of the world's oil supply compared to 3.5% ten years ago. Additionally, the credit crisis over the past year along with the decline in oil prices has caused oil exploration companies to cut back on exploration. Therefore, we believe the ability to replace the oil that is being depleted each year will lessen, ultimately creating a bottleneck once the global economy recovers.

The Health Care sector also placed a drag on performance for the Fund, with stocks in this sector falling 49% over the one-year period. The threat of reimbursement cuts to companies dependent on funding from the government along with the threat of a nationalized health care plan primarily attributed to the losses from this sector. Although we believe the American population is aging and will drive an increased demand for health care, the ability to pay for it will present a problem. We see better investment opportunities outside this sector.

Companies from the Industrials sector experienced a 31% decline. A significant inventory correction occurred over the year as many distributors were forced to cut back inventories from a lack of credit ability and the belief that the price of the goods they were holding could decline in value. Once again, however, we believe investors and consumers could be in for a significant supply shock once global growth resumes as the Advisor believes inventories for many goods are significantly below normalized levels. We believe that stocks from this sector are at a juncture to outperform driven by stabilizing economic growth, inventory rebuilding and record amounts of global economic stimulus.

We continue to see opportunities from the Information Technology sector. The Fund maintains excess exposure relative to the benchmark. Attractiveness is derived from companies that maintain strong balance sheets with high levels of cash and generate significant cash flow. One reason for our interest would be that corporations continue to spend on software to become more productive and to be able to operate with fewer employees. Pegasystems, Inc. (PEGA: NASDAQ), a provider of business process management software illustrates this concept. For example, Ford Motor Company (F: NYSE) uses Pegasystems software to automate the global warranty claims process by eliminating a number of manual entries, which saves Ford $10 million in 2009. PEGA returned 75% for the Fund over the previous year.

Although recent performance has not been up to our expectations, we believe the Fund is well positioned. We continue to see good value with a number of our stocks still down 50% or more from their 52-week highs. While we do not expect a significant snap back in domestic growth given the hostile political environment toward business along with the threat of higher taxes, we do see signs the economy is stabilizing. Coupled with the leaner operating structure of many of our holdings, we believe we own stocks of corporations that should be able to exhibit significant profitability with a small rebound in growth. A prime example is CommScope, Inc. (CTV: NYSE). This provider of wires, cables, antennas, and other connectivity products for communication networks returned 194% during the year, but we believe significant upside still exists. With the thaw in the capital markets, the company was able to shore up its balance sheet, which was jeopardized from the December 2007 acquisition of Andrew Corp. We believe the company trades at a significant discount to its peers and should provide its shareholders with a mid-teens free cash flow yield in 2009. Business for CommScope appears to be improving around the world as its customers restock their inventories and telecom spending continues from China and India.(1)

On behalf of the management team of the Scout Small Cap Fund, we appreciate your support of the Scout Funds.

JASON VOTRUBA, CFA
SCOUT INVESTMENT ADVISORS, INC.


HYPOTHETICAL GROWTH OF $10,000 (Unaudited)
--------------------------------------------------------------------------------
SCOUT SMALL CAP FUND (UMBHX)
AS OF JUNE 30, 2009

CHART OMITTED

                      SCOUT            RUSSELL 2000(R)       LIPPER SMALL-CAP
  DATE           SMALL CAP FUND           INDEX (2)         CORE FUNDS INDEX (2)
--------------------------------------------------------------------------------
6/30/1999            10,000              10,000                 10,000
6/30/2000             9,143              11,432                 12,362
6/30/2001            12,232              11,498                 12,980
6/30/2002            12,314              10,509                 12,339
6/30/2003            12,574              10,337                 12,047
6/30/2004            17,559              13,786                 15,998
6/30/2005            18,847              15,088                 17,545
6/30/2006            21,892              17,288                 20,092
6/30/2007            25,111              20,129                 23,541
6/30/2008            23,129              16,869                 20,363
6/30/2009            15,764              12,650                 15,270

PERFORMANCE RETURNS FOR THE SCOUT SMALL CAP FUND, RUSSELL 2000(R) INDEX AND LIPPER SMALL-CAP CORE FUND INDEX ASSUME DIVIDENDS WERE REINVESTED FOR THE ENTIRE PERIOD.

FOR ILLUSTRATIVE PURPOSES ONLY; MAY NOT REPRESENT YOUR RETURNS.

(2) UNMANAGED INDEX OF STOCKS, BONDS, MUTUAL FUNDS OR COMMODITIES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE RUSSELL 2000(R) INDEX CONSISTS
OF THE SMALLEST 2000 SECURITIES IN THE RUSSELL 3000 INDEX REPRESENTING APPROXIMATELY 11% OF THE RUSSELL 3000 TOTAL MARKET CAPITALIZATION, AND IS
WIDELY REGARDED IN THE INDUSTRY AS THE PREMIER MEASURE OF SMALL
CAPITALIZATION STOCKS. THE LIPPER SMALL-CAP CORE FUND INDEX INVESTS IN
SMALL CAPITALIZATION COMPANIES WITHOUT A SPECIFIC GROWTH ORIENTATION.
--------------------------------------------------------------------------------

Due to the limited focus of this Fund, it is more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Additionally, smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks .

(1) Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund's portfolio represented by the securities or sectors mentioned in this letter.

--------------------------------------------------------------------------------
JUNE 30, 2009                                                                  9

COMPARATIVE RATES OF RETURN (Unaudited)
--------------------------------------------------------------------------------
SCOUT SMALL CAP FUND (UMBHX)
AS OF JUNE 30, 2009
                                        1 YEAR     3 YEARS     5 YEARS  10 YEARS
--------------------------------------------------------------------------------
SCOUT SMALL CAP FUND ..............     -31.84%    -10.37%     -2.13%     4.66%
Russell 2000(R) Index(1) ..........     -25.01%    -9.89%      -1.71%     2.38%
Lipper Small-Cap Core
  Fund Index(1) ...................     -25.01%    -8.74%      -0.93%     4.32%
--------------------------------------------------------------------------------

RETURNS FOR PERIODS GREATER THAN ONE YEAR ARE COMPOUNDED AVERAGE ANNUAL RATES OF RETURN.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-996-2862. THE RETURNS FOR PERIODS PRIOR TO APRIL 1, 2005 DO NOT REFLECT THE FEES AND EXPENSES IN EFFECT AS OF APRIL 1, 2005. IF THE NEW FEES AND EXPENSES AND THE ADVISOR'S AGREEMENT TO LIMIT TOTAL FUND EXPENSES WERE IN EFFECT FOR THE PERIODS SHOWN, RETURNS WOULD HAVE BEEN LOWER. AS OF JUNE 30, 2008, GROSS/NET EXPENSES FOR THE FUND WERE 1.01% (AS DISCLOSED IN THE MOST RECENT PROSPECTUS) COMPARED TO THE JUNE 30, 2009 GROSS/NET EXPENSE RATIO OF 1.08%.

A REDEMPTION FEE OF 2% WILL BE IMPOSED ON REDEMPTIONS OR EXCHANGES MADE WITHIN TWO MONTHS OF PURCHASE OF SHARES IN THE SCOUT SMALL CAP FUND. PLEASE SEE THE PROSPECTUS FOR MORE INFORMATION ABOUT THE FEE AND WHICH ACCOUNTS IT APPLIES TO.

THE PERFORMANCE SHOWN IN THE ABOVE TABLE AND IN THE GRAPH ON THE PRECEDING PAGE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRIOR TO JULY 2, 2001, THE FUND WAS KNOWN AS THE UMB SCOUT REGIONAL FUND AND WAS MANAGED IN ACCORDANCE WITH A DIFFERENT INVESTMENT OBJECTIVE AND STRATEGY.

(1) UNMANAGED INDEX OF STOCKS, BONDS OR MUTUAL FUNDS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.



HISTORICAL PER-SHARE RECORD (Unaudited)
--------------------------------------------------------------------------------
SCOUT SMALL CAP FUND (UMBHX)

                                      INCOME &                 CUMULATIVE(2)
                          NET      SHORT-TERM(4) LONG-TERM(4)   VALUE PER
                         ASSET        GAINS         GAINS     SHARE PLUS
                         VALUE    DISTRIBUTION  DISTRIBUTION   DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/04 ............   $   15.39   $   0.09     $   0.51     $   26.74
12/31/05 ............       15.85       0.17         0.24         27.61
12/31/06 ............       16.83       0.52         0.42         29.53
12/31/07 ............       17.64         --         1.40         31.74
12/31/08 ............       10.55         --           --         24.65
06/30/09(3) .........       10.98         --           --         25.08
--------------------------------------------------------------------------------

(2) DOES NOT ASSUME ANY COMPOUNDING OF REINVESTED DISTRIBUTIONS.

(3) SIX MONTH ONLY. DISTRIBUTIONS TYPICALLY OCCUR IN JUNE AND/OR DECEMBER.

(4) REPRESENTS DISTRIBUTIONS FOR THE RESPECTIVE 12-MONTH OR 6-MONTH PERIOD
ENDED.

TABLE SHOWS CALENDAR-YEAR DISTRIBUTIONS AND NET ASSET VALUES; MAY DIFFER FROM FISCAL-YEAR ANNUAL REPORTS.



FUND DIVERSIFICATION(5) (Unaudited)
--------------------------------------------------------------------------------
SCOUT SMALL CAP FUND (UMBHX)

PIE CHART OMITTED

--------------------------------------------------------------------------------
Information Technology ...................................................   29%
Industrials ..............................................................   28%
Consumer Discretionary ...................................................   10%
Energy ...................................................................    9%
Materials ................................................................    6%
Health Care ..............................................................    3%
Financials ...............................................................    2%
Telecommunication Services ...............................................    2%
Consumer Staples .........................................................    1%
Cash Equivalents .........................................................   10%
--------------------------------------------------------------------------------
BASED ON TOTAL NET ASSETS AS OF JUNE 30, 2009. SUBJECT TO CHANGE.


TOP TEN EQUITY HOLDINGS(5) (Unaudited)
--------------------------------------------------------------------------------
SCOUT SMALL CAP FUND (UMBHX)
                                                        MARKET
                                                         VALUE          PERCENT
                                                        (000'S)         OF TOTAL
--------------------------------------------------------------------------------
CommScope, Inc. ..................................      $21,008           4.4%
Woodward Governor Co. ............................        8,910           1.9%
Neutral Tandem, Inc. .............................        8,856           1.9%
Intrepid Potash, Inc. ............................        8,424           1.8%
Walter Industries, Inc. ..........................        8,154           1.7%
THQ, Inc. ........................................        7,160           1.5%
Copart, Inc. .....................................        6,934           1.4%
Carter's, Inc. ...................................        6,768           1.4%
Old Dominion Freight Line, Inc. ..................        6,714           1.4%
Silicon Laboratories, Inc. .......................        6,639           1.4%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL ....................      $89,567          18.8%
--------------------------------------------------------------------------------
BASED ON TOTAL NET ASSETS AS OF JUNE 30, 2009. SUBJECT TO CHANGE.


(5) Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund's portfolio represented by the securities or sectors mentioned in this letter.
--------------------------------------------------------------------------------
10                                                     SCOUT FUNDS ANNUAL REPORT

================================================================================
SCHEDULE OF INVESTMENTS
June 30, 2009

SMALL CAP FUND
--------------------------------------------------------------------------------
                                                         SHARES          VALUE
--------------------------------------------------------------------------------

COMMON STOCKS -- 90.6%
CONSUMER DISCRETIONARY -- 9.9%
Arbitron, Inc. ..................................       105,000    $   1,668,450
Big Lots, Inc.* .................................       150,000        3,154,500
BorgWarner, Inc. ................................       150,000        5,122,500
Brinker International, Inc. .....................       350,000        5,960,500
Career Education Corp.* .........................       100,000        2,489,000
Carter's, Inc.* .................................       275,000        6,767,750
Cato Corp. -- Class A ...........................       100,000        1,744,000
Dick's Sporting Goods, Inc.* ....................       135,000        2,322,000
Gymboree Corp.* .................................       100,000        3,548,000
Jack in the Box, Inc.* ..........................        90,000        2,020,500
LKQ Corp.* ......................................       225,000        3,701,250
Monro Muffler, Inc. .............................       135,000        3,470,850
NVR, Inc.* ......................................         5,000        2,511,950
Peet's Coffee & Tea, Inc.* ......................       100,000        2,520,000
                                                                   -------------
                                                                      47,001,250
                                                                   =============
CONSUMER STAPLES -- 1.0%
Sanderson Farms, Inc. ...........................       100,000        4,500,000
                                                                   =============
ENERGY -- 9.1%
Arena Resources, Inc.* ..........................       140,000        4,459,000
Bristow Group, Inc.* ............................       140,000        4,148,200
Cimarex Energy Co. ..............................       200,000        5,668,000
Complete Production Services, Inc.* .............       300,000        1,908,000
Comstock Resources, Inc.* .......................        80,000        2,644,000
Continental Resources, Inc.* ....................       150,000        4,162,500
Dril-Quip, Inc.* ................................       100,000        3,810,000
Encore Acquisition Co.* .........................       120,000        3,702,000
Foundation Coal Holdings, Inc. ..................       150,000        4,216,500
Penn Virginia Corp. .............................       150,000        2,455,500
Pioneer Drilling Co.* ...........................       360,000        1,724,400
Tesco Corp.* ....................................       200,000        1,588,000
Unit Corp.* .....................................       100,000        2,757,000
                                                                   -------------
                                                                      43,243,100
                                                                   =============
FINANCIALS -- 2.3%
NewAlliance Bancshares, Inc. ....................       175,000        2,012,500
Stifel Financial Corp.* .........................        55,000        2,644,950
Waddell & Reed Financial, Inc. -- Class A .......       225,000        5,933,250
Walter Investment Management Corp. REIT* ........        40,734          540,948
                                                                   -------------
                                                                      11,131,648
                                                                   =============
HEALTH CARE -- 3.3%
Abaxis, Inc.* ...................................       120,000        2,464,800
Immucor, Inc.* ..................................       150,000        2,064,000
IRIS International, Inc.* .......................       150,000        1,770,000
Palomar Medical Technologies, Inc.* .............       100,000        1,466,000
Techne Corp. ....................................        80,000        5,104,800
Varian, Inc.* ...................................        70,000        2,760,100
                                                                   -------------
                                                                      15,629,700
                                                                   =============

--------------------------------------------------------------------------------
                                                        SHARES           VALUE
--------------------------------------------------------------------------------
INDUSTRIALS -- 28.1%
AGCO Corp.* .....................................        80,000    $   2,325,600
American Science & Engineering, Inc. ............        42,500        2,937,600
Ameron International Corp. ......................        40,000        2,681,600
Ampco-Pittsburgh Corp. ..........................        90,000        2,110,500
Astec Industries, Inc.* .........................       160,000        4,750,400
BE Aerospace, Inc.* .............................       275,000        3,949,000
Bucyrus International, Inc. .....................       200,000        5,712,000
Copart, Inc.* ...................................       200,000        6,934,000
Corporate Executive Board Co. ...................        85,000        3,840,600
Dynamic Materials Corp. .........................       185,000        3,566,800
EnerSys* ........................................       225,000        4,092,750
Exponent, Inc.* .................................       100,000        2,451,000
Gardner Denver, Inc.* ...........................       180,000        4,530,600
General Cable Corp.* ............................       125,000        4,697,500
GrafTech International Ltd.* ....................       450,000        5,089,500
Harsco Corp. ....................................       160,000        4,528,000
Herman Miller, Inc. .............................       150,000        2,301,000
Hexcel Corp.* ...................................       200,000        1,906,000
HUB Group, Inc. -- Class A* .....................       100,000        2,064,000
ICF International, Inc.* ........................       165,000        4,552,350
IDEX Corp. ......................................       100,000        2,457,000
Kaydon Corp. ....................................       130,000        4,232,800
Ladish Co., Inc.* ...............................       260,000        3,372,200
Layne Christensen Co.* ..........................       100,000        2,045,000
MasTec, Inc.* ...................................       300,000        3,516,000
Middleby Corp.* .................................        75,000        3,294,000
Old Dominion Freight Line, Inc.* ................       200,000        6,714,000
Quanex Building Products Corp. ..................       300,000        3,366,000
Resources Connection, Inc.* .....................       145,000        2,489,650
Simpson Manufacturing Co., Inc. .................       100,000        2,162,000
SYKES Enterprises, Inc.* ........................       270,000        4,884,300
Triumph Group, Inc. .............................        60,000        2,400,000
Valmont Industries, Inc. ........................        40,000        2,883,200
Watsco, Inc. ....................................        75,000        3,669,750
Werner Enterprises, Inc. ........................       130,000        2,355,600
Woodward Governor Co. ...........................       450,000        8,910,000
                                                                   -------------
                                                                     133,772,300
                                                                   =============
INFORMATION TECHNOLOGY -- 29.0%
ANSYS, Inc.* ....................................       150,000        4,674,000
Cogent, Inc.* ...................................       200,000        2,146,000
CommScope, Inc.* ................................       800,000       21,008,000
Digital River, Inc.* ............................       100,000        3,632,000
Diodes, Inc.* ...................................       300,000        4,692,000
Hewitt Associates, Inc. -- Class A* .............        70,000        2,084,600
j2 Global Communications, Inc.* .................       130,000        2,932,800
Macrovision Solutions Corp.* ....................       220,000        4,798,200
Micrel, Inc. ....................................       225,000        1,647,000
Micros Systems, Inc.* ...........................       225,000        5,697,000
Microsemi Corp.* ................................       150,000        2,070,000
Monolithic Power Systems, Inc.* .................       165,000        3,697,650
MSC.Software Corp.* .............................       250,000        1,665,000
Netgear, Inc.* ..................................       100,000        1,441,000
Netlogic Microsystems, Inc.* ....................       125,000        4,557,500
Park Electrochemical Corp. ......................       110,000        2,368,300

                                                        (CONTINUED ON NEXT PAGE)
--------------------------------------------------------------------------------
JUNE 30, 2009                                                                 11

================================================================================
SCHEDULE OF INVESTMENTS
June 30, 2009

SMALL CAP FUND (CONTINUED)
--------------------------------------------------------------------------------
                                                         SHARES          VALUE
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY (CONTINUED)
Pegasystems, Inc. ...............................       205,000    $   5,407,900
Pericom Semiconductor Corp.* ....................       291,641        2,455,617
QLogic Corp.* ...................................       340,000        4,311,200
Rofin-Sinar Technologies, Inc.* .................       125,000        2,501,250
Semtech Corp.* ..................................       250,000        3,977,500
Silicon Laboratories, Inc.* .....................       175,000        6,639,500
Skyworks Solutions, Inc.* .......................       500,000        4,890,000
SPSS, Inc.* .....................................       110,000        3,670,700
Standard Microsystems Corp.* ....................       125,000        2,556,250
Supertex, Inc.* .................................        50,000        1,255,500
Sybase, Inc.* ...................................       150,000        4,701,000
Synaptics, Inc.* ................................       150,000        5,797,500
Tessera Technologies, Inc.* .....................       250,000        6,322,500
THQ, Inc.* ......................................     1,000,000        7,160,000
Tyler Technologies, Inc.* .......................       100,000        1,562,000
Valueclick, Inc.* ...............................       550,000        5,786,000
                                                                   -------------
                                                                     138,105,467
                                                                   =============
MATERIALS -- 6.0%
Albemarle Corp. .................................       135,000        3,451,950
Carpenter Technology Corp. ......................       100,000        2,081,000
Intrepid Potash, Inc.* ..........................       300,000        8,424,000
Royal Gold, Inc. ................................        25,000        1,042,500
Schnitzer Steel Industries, Inc. ................        45,000        2,378,700
Stillwater Mining Co.* ..........................       540,000        3,083,400
Walter Industries, Inc. .........................       225,000        8,154,000
                                                                   -------------
                                                                      28,615,550
                                                                   =============
TELECOMMUNICATION SERVICES -- 1.9%
Neutral Tandem, Inc.* ...........................       300,000        8,856,000
                                                                   =============
TOTAL COMMON STOCKS
(COST $396,172,657) -- 90.6% ....................                    430,855,015
                                                                   =============

--------------------------------------------------------------------------------
                                                     PRINCIPAL
                                                      AMOUNT           VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 9.4%
U.S. GOVERNMENT AND AGENCIES
Federal Home Loan Bank
  0.010%, 07/01/09 .............................. $  44,871,000    $  44,871,000
                                                                   =============
TOTAL SHORT-TERM INVESTMENT
(COST $44,871,000) -- 9.4% ......................                     44,871,000
                                                                   =============
TOTAL INVESTMENTS
(COST $441,043,657) -- 100.0% ...................                    475,726,015

Liabilities less other assets -- 0.0% ...........                       (140,560)
                                                                   -------------
TOTAL NET ASSETS --100.0%
  (equivalent to $10.98 per share;
  unlimited shares of $1.00 par value
  capital shares authorized;
  43,316,187 shares outstanding) ................                  $ 475,585,455
                                                                   =============

REIT -- REAL ESTATE INVESTMENT TRUST
*NON-INCOME PRODUCING SECURITY




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
12                                                     SCOUT FUNDS ANNUAL REPORT

International Fund

OBJECTIVE (Unaudited)
THE SCOUT INTERNATIONAL FUND SEEKS LONG-TERM GROWTH OF CAPITAL AND INCOME BY INVESTING IN A DIVERSIFIED PORTFOLIO OF EQUITY SECURITIES OF ESTABLISHED COMPANIES EITHER LOCATED OUTSIDE THE UNITED STATES OR WHOSE PRINCIPAL BUSINESS IS CARRIED ON OUTSIDE THE UNITED STATES.

--------------------------------------------------------------------------------

Fiscal year 2009 was a difficult year for international equities. Over the time period, international equities, as measured by the MSCI EAFE Index, dropped by nearly 30%. The bear market reflected the global recession that began in early 2008 and continued, gaining severity, into 2009. While the Scout International Fund also suffered a down year, the Fund outperformed its benchmark, the MSCI EAFE Index, by more than 215 basis points. (Please see page 15 for more complete performance information.)

The previous 12 months can be divided into three distinct four-month phases. The first phase included some of the most dramatic equity declines in decades as worldwide stocks fell 44% before staging a reversal in late October. This phase witnessed an explosion of the TED spread, an indicator of credit risk, from a troubling 100 basis points to an unprecedented 460 basis points as fear raged through short-term credit markets. The Baltic Freight Index, a measure of the cost of international shipping, collapsed from over 9,000 to less than 1,000 as world trade came to a halt. In the Financials sector, major institutions were being taken over by governments (Royal Bank of Scotland, Fannie Mae), were going bankrupt (Lehman Brothers) or were being merged out of existence (Merrill Lynch). GDP around the world collapsed as growth fell to barely 1%. Countries and central banks were still agonizing about inflation that was soaring on the back of record commodity and energy prices.

The second phase started with a mini-rally in late November that fizzled in early January before drifting slowly downward, losing another 15% before reaching a bottom in early March. This phase featured a continuing drumbeat of negative news - dreadful GDP data, rising unemployment and continued concerns about the soundness of the global financial system. Offsetting the bleakness were several key positive factors. Notably, central banks around the world shifted their focus from fighting inflation to fighting recession. The big move came on October 8, 2009, as the Federal Reserve Bank, the Bank of England and several other major banks executed a coordinated rate cut. Subsequently central banks around the world began aggressively cutting rates in a furious attempt to re-liquefy the world financial system and stimulate economies. At the same time, declining oil and commodity prices began to provide relief to businesses and consumers around the world.

The third phase began in early March as equity markets around the world recovered dramatically, advancing the MSCI EAFE more than 40% by June 30, 2009. Three factors lifted markets. First, investors recovered confidence and began to bid up the prices of weak issues that had been badly beaten down during the previous 12 months. In short, it was a time for "the junk to rise." Second, hints of a recovery began to sprout with talk of "green shoots" from pundits and prognosticators peppering financial news. Positive signs included the TED spread continuing to fall, world trade picking up and emerging markets continuing to report promising news. Third, a weak U.S. dollar enhanced the effective return of foreign equities.

Over the fiscal year, the greatest sector contributor to relative performance for the Fund was a higher than normal cash balance. Information Technology also turned in a strong performance during the year-end rally and moved ahead of Consumer Staples and Health Care in sector rankings. Reflecting a woeful year for banks and insurance companies everywhere, Financials turned in the weakest contribution to Fund performance for the year.

Despite the sector weakness in Financials, the top performing issue in the Fund was Prudential PLC (PUK: NYSE), a UK insurer with a strong franchise in China. Tandberg ASA (TAA NO: OSL), a Norwegian developer of video conferencing systems, turned in a strong showing in the Information Technology sector. Ericsson (ERIC:
NASDAQ), the large telecom equipment manufacturer, was the third best performer for the year. Groupo Televisa S.A. (TV: NYSE), the market leading Mexican television company, performed well in a challenging consumer market. Inditex S.A. (ITX SM: MCE), a Spanish clothing retailer, rounded out the top 5 issues for the year.

Laggards in the portfolio year were dominated by European Financials and included Anglo Irish (AIGBY: OTC), Swiss Reinsurance (SWCEY: OTC), Danske Bank (DNSKY: CPH) and ING Groep N.V. (ING: NYSE ).

Currencies provided something of a headwind during the year as only the Japanese Yen, among major currencies, advanced against the U.S dollar. The trade-weighted U.S. dollar rose sharply (+24%) during the worst of the financial crisis, but as equity markets began to rally in March, the trade-weighted dollar retreated by 10%, leaving a net gain for the year of 11%.

--------------------------------------------------------------------------------
JUNE 30, 2009                                                                 13

As the year came to an end, the Advisor began to reposition the portfolio more aggressively. Over the prior year, the Advisor successfully maintained a defensive posture by overweighting Health Care, Consumer Staples and holding a modestly higher cash balance. As the new year begins, the Advisor is changing this defensive posture by trimming the above sectors and expanding positions in Financials, Information Technology and Consumer Discretionary.

Looking forward, there are reasons to be concerned. The European and U.S. financial systems are still shaky. Unemployment continues to rise in major economies. GDP forecasts remain gloomy. Fears of wild inflation routinely bump into and wrestle with fears of uncontrolled deflation. Nevertheless, the Advisor views the new year with optimism and has begun to reposition the portfolio accordingly. Massive stimulus by monetary and fiscal authorities around the world is providing a powerful impetus to equities. Major economies in Latin America and the Pac Rim (economies that avoided the toxic debt problems of the U.S. and Europe) are reporting positive economic results and booming equity markets. Energy and commodity prices have softened, giving a welcome cost break to consumers and manufacturers around the world. Credit markets are returning to pre-crisis normalcy. World trade is perking up.(1)

Thank you for your continued support of the Scout International Fund and the Scout family of funds.

JAMES L. MOFFETT, CFA
SCOUT INVESTMENT ADVISORS, INC.


HYPOTHETICAL GROWTH OF $10,000 (Unaudited)
--------------------------------------------------------------------------------
SCOUT INTERNATIONAL FUND (UMBWX)
AS OF JUNE 30, 2009

CHART OMITTED
                                         MSCI EAFE
                      SCOUT              INDEX-U.S.       LIPPER INTERNATIONAL
  DATE           INTERNATIONAL FUND    DOLLARS (NET)(2)       FUNDS INDEX (2)
--------------------------------------------------------------------------------
6/30/1999           10,000                 10,000                 10,000
6/30/2000           11,940                 11,716                 12,363
6/30/2001           10,159                  8,950                  9,618
6/30/2002            9,297                  8,101                  8,916
6/30/2003            9,029                  7,577                  8,346
6/30/2004           11,359                 10,030                 10,796
6/30/2005           13,243                 11,399                 12,248
6/30/2006           16,337                 14,427                 15,587
6/30/2007           20,988                 18,322                 20,013
6/30/2008           20,629                 16,378                 18,223
6/30/2009           14,611                 11,243                 12,731

PERFORMANCE RETURNS FOR THE SCOUT INTERNATIONAL FUND, MSCI EAFE INDEX-U.S. DOLLARS AND LIPPER INTERNATIONAL FUND INDEX ASSUME DIVIDENDS WERE REINVESTED FOR THE ENTIRE PERIOD.

FOR ILLUSTRATIVE PURPOSES ONLY; MAY NOT REPRESENT YOUR RETURNS.

(2) UNMANAGED INDEX OF STOCKS, BONDS, MUTUAL FUNDS OR COMMODITIES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) INDEX IS AN ARITHMETIC, MARKET VALUE-WEIGHTED AVERAGE OF OVER 900 SECURITIES LISTED ON THE STOCK EXCHANGES OF COUNTRIES IN EUROPE, AUSTRALASIA AND THE FAR EAST. THE LIPPER INTERNATIONAL FUND INDEX INVESTS ASSETS IN SECURITIES WITH PRIMARY TRADING MARKETS OUTSIDE THE UNITED STATES.

CHART OMITTED

COUNTRY DIVERSIFICATION (Unaudited)
--------------------------------------------------------------------------------
SCOUT INTERNATIONAL FUND (UMBWX)
AS OF JUNE 30, 2009

Australia                   4.9%                    Italy                   2.0%
Brazil                      3.7%                    Japan                  11.6%
Canada                      6.6%                    Luxembourg              0.9%
Chile                       1.2%                    Mexico                  2.3%
Denmark                     0.9%                    Netherlands             3.1%
Finland                     1.5%                    Norway                  0.7%
France                      7.2%                    Singapore               1.6%
Germany                     7.7%                    South Korea             0.7%
Greece                      1.8%                    Spain                   4.7%
Hong Kong                   1.0%                    Sweden                  4.5%
Hungary                     1.5%                    Switzerland             9.5%
India                       1.1%                    Taiwan                  2.0%
Ireland                     1.3%                    United Kingdom         10.1%
Israel                      1.9%                    United States           3.9%

BASED ON TOTAL NET ASSETS AS OF JUNE 30, 2009. SUBJECT TO CHANGE.
--------------------------------------------------------------------------------



Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks.

(1) Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund's portfolio represented by the securities or sectors mentioned in this letter.
--------------------------------------------------------------------------------
14                                                     SCOUT FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURN (Unaudited)
--------------------------------------------------------------------------------
SCOUT INTERNATIONAL FUND (UMBWX)
AS OF JUNE 30, 2009

                                    1 YEAR      3 YEARS       5 YEARS   10 YEARS
--------------------------------------------------------------------------------
SCOUT INTERNATIONAL FUND ........   -29.17%      -3.65%         5.16%      3.86%
MSCI EAFE Index-U.S.
  Dollars (net)(1) ..............   -31.35%      -7.98%         2.31%      1.18%
Lipper International Fund
  Index(1) ......................   -30.14%      -6.52%         3.35%      2.44%
--------------------------------------------------------------------------------
RETURNS FOR PERIODS GREATER THAN ONE YEAR ARE COMPOUNDED AVERAGE ANNUAL RATES OF RETURN.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-996-2862. THE RETURNS FOR PERIODS PRIOR TO APRIL 1, 2005 DO NOT REFLECT THE FEES AND EXPENSES IN EFFECT AS OF APRIL 1, 2005. IF THE NEW FEES AND EXPENSES AND THE ADVISOR'S AGREEMENT TO LIMIT TOTAL FUND EXPENSES WERE IN EFFECT FOR THE PERIODS SHOWN, RETURNS WOULD HAVE BEEN LOWER. AS OF JUNE 30, 2008, GROSS/NET EXPENSES FOR THE FUND WERE 0.96% (AS DISCLOSED IN THE MOST RECENT PROSPECTUS) COMPARED TO THE JUNE 30, 2009 GROSS/NET EXPENSE RATIO OF 1.02%.

A REDEMPTION FEE OF 2% WILL BE IMPOSED ON REDEMPTIONS OR EXCHANGES MADE WITHIN TWO MONTHS OF PURCHASE OF SHARES IN THE SCOUT INTERNATIONAL FUND. PLEASE SEE THE PROSPECTUS FOR MORE INFORMATION ABOUT THE FEE AND WHICH ACCOUNTS IT APPLIES TO.

THE PERFORMANCE SHOWN IN THE ABOVE TABLE AND IN THE GRAPH ON THE PRECEDING PAGE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(1) UNMANAGED INDEX OF STOCKS, BONDS OR MUTUAL FUNDS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.



HISTORICAL PER-SHARE RECORD (Unaudited)
--------------------------------------------------------------------------------
SCOUT INTERNATIONAL FUND (UMBWX)


                                      INCOME &                CUMULATIVE(2)
                          NET      SHORT-TERM(4) LONG-TERM(4)   VALUE PER
                         ASSET        GAINS         GAINS     SHARE PLUS
                         VALUE    DISTRIBUTION  DISTRIBUTION   DISTRIBUTIONS
--------------------------------------------------------------------------------

12/31/04 ............  $   24.10     $   0.17     $    --      $   27.72
12/31/05 ............      28.26         0.23         0.30         32.41
12/31/06 ............      32.66         0.33         1.30         38.44
12/31/07 ............      37.38         0.65         0.41         44.22
12/31/08 ............      21.79         0.46         0.98         30.07
06/30/09(3) .........      23.13         0.23          --          31.64
--------------------------------------------------------------------------------

(2) DOES NOT ASSUME ANY COMPOUNDING OF REINVESTED DISTRIBUTIONS.

(3) SIX MONTH ONLY. DISTRIBUTIONS TYPICALLY OCCUR IN JUNE AND/OR DECEMBER.

(4) REPRESENTS DISTRIBUTIONS FOR THE RESPECTIVE 12-MONTH OR 6-MONTH PERIOD
ENDED.

TABLE SHOWS CALENDAR-YEAR DISTRIBUTIONS AND NET ASSET VALUES; MAY DIFFER FROM FISCAL-YEAR ANNUAL REPORTS.


FUND DIVERSIFICATION(5) (Unaudited)
--------------------------------------------------------------------------------
SCOUT INTERNATIONAL FUND (UMBWX)

PIE CHART OMITTED

--------------------------------------------------------------------------------
Financials ...............................................................   18%
Consumer Staples .........................................................   14%
Health Care ..............................................................   13%
Information Technology ...................................................   11%
Energy ...................................................................    9%
Industrials ..............................................................    9%
Consumer Discretionary ...................................................    8%
Materials ................................................................    7%
Telecommunication Services ...............................................    5%
Utilities ................................................................    2%
Cash Equivalents .........................................................    4%
--------------------------------------------------------------------------------
BASED ON TOTAL NET ASSETS AS OF JUNE 30, 2009. SUBJECT TO CHANGE.


TOP TEN EQUITY HOLDINGS(5) (Unaudited)
--------------------------------------------------------------------------------
SCOUT INTERNATIONAL FUND (UMBWX)
                                                             MARKET
                                                             VALUE     PERCENT
                                                            (000'S)    OF TOTAL
--------------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd. ...............        $ 61,078       1.8%
Cia de Bebidas das Americas .......................          57,678       1.7%
Coca Cola Hellenic Bottling Co., S.A. .............          57,462       1.7%
HSBC Holdings PLC .................................          56,761       1.7%
Mettler-Toledo International, Inc. ................          56,311       1.6%
Toronto-Dominion Bank. ............................          53,714       1.6%
Terumo Corp. ......................................          52,631       1.5%
Hennes & Mauritz A.B. - B Shares ..................          52,386       1.5%
United Overseas Bank Ltd. .........................          51,694       1.5%
BHP Billiton Ltd. .................................          51,007       1.5%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL .....................        $550,722      16.1%
--------------------------------------------------------------------------------
BASED ON TOTAL NET ASSETS AS OF JUNE 30, 2009. SUBJECT TO CHANGE.


(5) Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund's portfolio represented by the securities or sectors mentioned in this letter.

--------------------------------------------------------------------------------
JUNE 30, 2009                                                                 15

SCHEDULE OF INVESTMENTS
June 30, 2009


INTERNATIONAL FUND
--------------------------------------------------------------------------------
                                                       SHARES         VALUE
--------------------------------------------------------------------------------

COMMON STOCKS (ADR'S) -- 95.4%
AUSTRALIA -- 4.7%
Australia & New Zealand Banking Group Ltd. ...        2,553,200   $   33,702,240
BHP Billiton Ltd. ............................          931,976       51,007,046
CSL Ltd.(2) ..................................        1,935,400       50,305,692
Woodside Petroleum Ltd. ......................          763,067       26,249,505
                                                                  --------------
                                                                     161,264,483
                                                                  ==============
BRAZIL -- 3.5%
Cia de Bebidas das Americas ..................          889,680       57,677,955
Empresa Brasileira de Aeronautica S.A. .......        1,141,365       18,901,004
Petroleo Brasileiro S.A. .....................        1,090,358       44,682,871
                                                                  --------------
                                                                     121,261,830
                                                                  ==============
CANADA -- 6.3%
Enbridge, Inc.(2) ............................          828,751       28,782,522
Imperial Oil Ltd.(2) .........................          857,570       32,982,142
Potash Corp. of Saskatchewan, Inc.(2) ........          326,402       30,371,706
Research In Motion Ltd.*(2) ..................          358,000       25,435,900
Royal Bank of Canada(2) ......................        1,118,900       45,707,065
Toronto-Dominion Bank(2) .....................        1,038,749       53,713,711
                                                                  --------------
                                                                     216,993,046
                                                                  ==============
CHILE -- 1.2%
Sociedad Quimica y Minera de Chile S.A. ......        1,112,770       40,271,146
                                                                  ==============

DENMARK -- 0.8%
Novo Nordisk A/S .............................          515,500       28,074,130
                                                                  ==============

FINLAND -- 1.4%
Sampo Oyj -- A Shares(2) .....................        2,566,165       48,414,812
                                                                  ==============

FRANCE -- 6.9%
Air Liquide S.A. .............................        1,729,342       31,577,785
AXA S.A. .....................................        2,083,265       39,498,705
Dassault Systemes S.A.(2) ....................          729,900       32,210,203
Groupe Danone(2) .............................          618,562       30,524,634
LVMH Moet Hennessy Louis Vuitton S.A.(2) .....          423,296       32,300,887
Technip S.A. .................................          667,165       32,784,488
Total S.A. ...................................          696,692       37,781,607
                                                                  --------------
                                                                     236,678,309
                                                                  ==============
GERMANY -- 7.4%
Adidas A.G. ..................................        1,774,273       33,888,614
Allianz S.E. .................................        4,246,901       39,113,958
Bayer A.G. ...................................          476,331       25,531,342
Deutsche Post A.G.(2) ........................          899,280       11,649,391
Fresenius Medical Care A.G. & Co. KGaA .......          868,700       39,091,500
Henkel A.G. & Co. KGaA .......................          921,800       28,944,520
SAP A.G. .....................................          859,780       34,554,558
Siemens A.G. .................................          580,435       40,160,298
                                                                  --------------
                                                                     252,934,181
                                                                  ==============
GREECE -- 1.7%
Coca Cola Hellenic Bottling Co., S.A.(2) .....        2,786,712       57,462,009
                                                                  ==============



--------------------------------------------------------------------------------
                                                       SHARES         VALUE
--------------------------------------------------------------------------------

HONG KONG -- 0.9%
CLP Holdings Ltd. ............................        4,659,280   $   31,123,990
                                                                  ==============

HUNGARY -- 1.5%
Magyar Telekom Telecommunications PLC ........        1,290,570       19,255,304
MOL Hungarian Oil and Gas NyRt. ..............          997,474       30,680,505
                                                                  --------------
                                                                      49,935,809
                                                                  ==============
INDIA -- 1.1%
Infosys Technologies Ltd. ....................        1,013,764       37,286,240
                                                                  ==============


IRELAND -- 1.2%
Ryanair Holdings PLC* ........................        1,476,141       41,907,643
                                                                  ==============

ISRAEL -- 1.8%
Teva Pharmaceutical Industries Ltd. ..........        1,237,911       61,078,529
                                                                  ==============

ITALY -- 1.9%
Luxottica Group S.p.A.* ......................        1,447,700       30,083,206
Saipem S.p.A.(2) .............................        1,409,618       34,286,402
                                                                  --------------
                                                                      64,369,608
                                                                  ==============
JAPAN -- 11.1%
Asahi Breweries Ltd.(2) ......................        2,198,980       31,610,978
Canon, Inc. ..................................        1,328,330       43,210,575
Fanuc Ltd.(2) ................................          518,630       41,711,860
Honda Motor Co., Ltd. ........................        1,356,345       37,123,163
Japan Tobacco, Inc.(2) .......................            7,226       22,617,526
Komatsu Ltd. .................................          675,702       41,521,888
Kubota Corp. .................................          940,000       38,464,800
Nidec Corp. ..................................        2,641,050       39,906,266
NTT DoCoMo, Inc. .............................        2,119,000       30,831,450
Terumo Corp.(2) ..............................        1,192,039       52,630,835
                                                                  --------------
                                                                     379,629,341
                                                                  ==============
LUXEMBOURG -- 0.8%
Millicom International Cellular S.A.*(2) .....          512,401       28,827,680
                                                                  ==============

MEXICO -- 2.2%
Grupo Televisa S.A. ..........................        2,674,133       45,460,261
Wal-Mart de Mexico S.A.B. de C.V. ............          996,080       29,384,360
                                                                  --------------
                                                                      74,844,621
                                                                  ==============
NETHERLANDS -- 3.0%
Aegon N.V.(2) ................................        7,020,263       43,244,820
ING Groep N.V. ...............................        3,150,000       31,941,000
Koninklijke Ahold N.V. .......................        2,295,789       26,263,826
                                                                  --------------
                                                                     101,449,646
                                                                  ==============
NORWAY -- 0.6%
Tandberg ASA(2) ..............................        1,303,700       21,925,477
                                                                  ==============

SINGAPORE -- 1.5%
United Overseas Bank Ltd. ....................        2,571,840       51,693,984
                                                                  ==============

SOUTH KOREA -- 0.7%
Shinsegae Co., Ltd.(2) .......................           57,700       22,872,562
                                                                  ==============

--------------------------------------------------------------------------------
16                                                     SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
June 30, 2009


INTERNATIONAL FUND (CONTINUED)
--------------------------------------------------------------------------------
                                                       SHARES         VALUE
--------------------------------------------------------------------------------
SPAIN -- 4.5%
Banco Bilbao Vizcaya Argentaria S.A. .........        3,140,092   $   39,439,555
Iberdrola S.A. ...............................          758,648       23,912,585
Inditex S.A.(2) ..............................          867,200       41,565,751
Telefonica S.A. ..............................          729,548       49,529,014
                                                                  --------------
                                                                     154,446,905
                                                                  ==============
SWEDEN -- 4.3%
Hennes & Mauritz A.B. -- B Shares (2) ........        1,054,230       52,385,621
Sandvik A.B. .................................        3,972,430       29,634,328
Svenska Cellulosa A.B. -- B Shares (2) .......        2,267,620       23,706,710
Telefonaktiebolaget LM Ericsson ..............        4,373,075       42,768,673
                                                                  --------------
                                                                     148,495,332
                                                                  ==============
SWITZERLAND -- 9.1%
ABB Ltd.* ....................................        3,127,610       49,353,686
Givaudan S.A.(2) .............................           47,700       29,187,523
Lonza Group A.G.(2) ..........................          288,445       28,616,417
Nestle S.A. ..................................          962,075       36,193,262
Nobel Biocare Holding A.G.(2) ................          635,200       13,853,387
Roche Holding A.G. ...........................          797,600       27,206,136
Sonova Holding A.G. (2) ......................          366,000       29,714,785
Swiss Reinsurance ............................        1,010,161       33,486,837
Syngenta A.G. ................................          880,768       40,973,327
UBS A.G.*(2) .................................        1,812,700       22,133,067
                                                                  --------------
                                                                     310,718,427
                                                                  ==============
TAIWAN -- 1.9%
HON HAI Precision Industry Co., Ltd.(2) ......        7,025,655       21,734,349
Taiwan Semiconductor Manufacturing Co., Ltd. .        4,719,408       44,409,629
                                                                  --------------
                                                                      66,143,978
                                                                  ==============
UNITED KINGDOM -- 9.7%
BG Group PLC .................................          527,559       44,499,602
British American Tobacco PLC .................          661,500       36,911,700
HSBC Holdings PLC ............................        1,358,907       56,761,546
Prudential PLC ...............................        3,630,797       49,669,303
Reckitt Benckiser Group PLC(2) ...............          812,620       37,017,571
Sage Group PLC(2) ............................       13,559,028       39,770,469
Tesco PLC ....................................        2,158,800       37,606,296
Vodafone Group PLC ...........................        1,451,866       28,296,868
                                                                  --------------
                                                                     330,533,355
                                                                  ==============
UNITED STATES -- 3.7%
Aflac, Inc.(2) ...............................        1,200,270       37,316,394
Mettler-Toledo International, Inc.*(2) .......          729,890       56,311,014
Synthes, Inc.(2) .............................          338,458       32,644,579
                                                                  --------------
                                                                     126,271,987
                                                                  ==============
TOTAL COMMON STOCKS (ADR'S)
(COST $3,267,095,580) -- 95.4% ...............                     3,266,909,060
                                                                  ==============

--------------------------------------------------------------------------------
                                                   PRINCIPAL
                                                     AMOUNT           VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.2%
U.S. GOVERNMENT AND AGENCIES
Federal Farm Credit Bank
  0.010%, 07/01/09 ...........................   $   77,052,000   $   77,052,000
Federal Home Loan Bank
  0.010%, 07/01/09 ...........................       66,388,000       66,388,000
                                                                  --------------
TOTAL SHORT-TERM INVESTMENTS
(COST $143,440,000) -- 4.2% ..................                       143,440,000
                                                                  ==============
TOTAL INVESTMENTS
(COST $3,410,535,580) -- 99.6% ...............                     3,410,349,060

Other assets less liabilities -- 0.4% ........                        12,622,352
                                                                  --------------
TOTAL NET ASSETS --100.0%
  (equivalent to $23.13 per share;
  unlimited shares of $1.00 par value
  capital shares authorized;
  147,989,361 shares outstanding) ............                    $3,422,971,412
                                                                  ==============


ADR -- AMERICAN DEPOSITARY RECEIPT
PLC -- PUBLIC LIMITED COMPANY
* NON-INCOME PRODUCING SECURITY
(2) NON ADR


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
JUNE 30, 2009                                                                 17

International Discovery Fund

OBJECTIVE (Unaudited)
THE SCOUT INTERNATIONAL DISCOVERY FUND SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING IN EQUITY SECURITIES OF SMALLER AND MID-SIZED COMPANIES THAT ARE EITHER LOCATED OUTSIDE THE UNITED STATES OR WHOSE PRIMARY BUSINESS IS CARRIED ON OUTSIDE OF THE UNITED STATES.

--------------------------------------------------------------------------------

The past year has seen events unfold that rocked the stability of the modern financial and economic systems. The repercussions from the manner in which the financial services industry dealt with the sub-prime mortgage issue and the ensuing credit crisis altered the landscape tremendously. The collapse of once-hallowed names like Lehman Brothers and the deep government involvement in institutions like Royal Bank of Scotland, Fannie Mae, Freddie Mac and even General Motors have shown the extent to which the free market has become a damaged concept, at least in the short term.

Equity markets around the globe suffered spectacular falls in the second half of 2008. The MSCI EAFE SMID Index dropped -39.37% during that period. The economic news could scarcely have been much worse. The banking system seized up and lending, the lifeblood of the economy, froze. Growth in most of the world turned distinctly negative; for example, real GDP in Japan contracted by 12% in the final quarter of the year. Unemployment picked up dramatically as the housing industry struggled to find a bottom and bankruptcies rose. Governments and central banks responded in dramatic fashion by introducing huge fiscal stimulus packages and by reducing interest rates to near zero in attempts to drag the global economy out of the abyss. In the final quarter of the year there were two mini rallies, each of which petered out after about a month but, as 2009 dawned, the negative news all around the globe pushed markets lower once again.

During the first quarter of 2009 the Federal Reserve announced further programs designed to clean up bank balance sheets and also began to engage in quantitative easing through the purchase of Treasuries. As the year progressed, economic indicators turned "less bad" and experts gave the label "green shoots" to the contraction that was still happening but was now occurring at a decreasing rate. This was enough to encourage investors back into the equity market and the MSCI EAFE SMID Index bounced 49.6% between its low in March and the end of June. This surge was driven by a rebound in the performance of many smaller companies whose existence had been in doubt previously and was led by companies in the Energy and Financials sectors.

 During the year, the Fund's relative outperformance was driven by its larger than normal cash holdings, followed closely by the Industrials and Information Technology sectors. On the negative side, the Fund's relative worst performing sectors were Financials and Energy. From a stock perspective, the Fund's best relative performers included Ryanair Holdings PLC (RYAAY: NASDAQ), an Irish low-fare airline; Bijou Brigitte A.G. (BIJ GR: Frankfurt Stock Exchange), a German costume jewelery retailer; SGS S.A. (SGSOY: NASDAQ), a Swiss verification services company; SMC Corp. (6273 JP: TSE) a Japanese industrial valves manufacturer, Vina Concha y Toro S.A. (VCO: NYSE), a Chilean wine producer; and Neopost S.A. (NEO FP: EPA), a French manufacturer of mailing equipment. Among the poor performing Energy companies were Oilexco, Inc. (OILXF: OTC), MOL Hungarian Oil and Gas NyRt (MGYOY: NASDAQ), and Technip S.A. (TKPPY: NASDAQ), which suffered as oil prices declined from nearly $150 a barrel during the early part of the fiscal year to under $40 a barrel by the end of 2008. Financials sector companies, including Anglo Irish Bank (AGIBY: OTC), Swiss Life Holding A.G. (SLHN VX: VTX) and Swiss Reinsurance (SWCEY: OTC), were among the stocks that provided the greatest relative drag to the portfolio. (Please see page 20 for more complete performance information.)

Currency movements during the period also provided a challenge as, for the most part, the first half of the year saw a strengthening U.S. dollar, followed by a period of weakness that began in March. For the entire year, the Japanese Yen improved by 10% compared to the U.S. dollar. This helped Japan to outperform the Index and was detrimental to Fund performance given the Fund's relative underweight exposure. Conversely, most other major currencies depreciated significantly in comparison to the U.S. dollar and the Fund's relative underweights in these areas contributed to outperformance.

As we begin the new fiscal year, equity markets have gained significantly over the last 3 to 4 months. The BRIC countries of Brazil, Russia, India and China have returned an average of almost 60% in the half year to June 2009. Small cap companies in Europe and the UK have also outperformed their larger counterparts by as much as 20 to

--------------------------------------------------------------------------------
18                                                     SCOUT FUNDS ANNUAL REPORT

25% during the same time frame. Much of the worry that pervaded the world just few months ago has now abated and it seems that the worst is over, at least for the short-term. The Advisor has become more aggressive in its asset allocation of the Fund, deploying cash into areas such as Consumer Discretionary and Financials, we are still very aware of the many issues that the global economy faces. Although financial markets have returned to some semblance of normality, increasing unemployment is still affecting many economies around the world. This, in turn, is likely to have a continued dampening effect on consumer spending, which still accounts for a large proportion of the U.S., and therefore global, economy. In addition, it is best to not forget that the huge fiscal stimuli will ultimately have to be paid for by taxpayers.(1)

JAMES L. MOFFETT, CFA
MICHAEL D. STACK, CFA
SCOUT INVESTMENT ADVISORS, INC.



HYPOTHETICAL GROWTH of $10,000 (Unaudited)
--------------------------------------------------------------------------------
SCOUT INTERNATIONAL DISCOVERY FUND (UMBDX)
AS OF JUNE 30, 2009

CHART OMITTED
                 Scout             MSCI EAFE SMID       Lipper International
             International       Index-U.S. Dollars        Small/Mid-Cap
    Date     Discovery Fund         (net)(2)             Core Fund Index( 2)
--------------------------------------------------------------------------------
12/31/2007       10,000              10,000                  10,000
3/31/2008         9,830               9,373                   9,362
6/30/2008         9,791               8,969                   9,153
9/30/2008         8,101               6,929                   7,191
12/31/2008        6,529               5,438                   5,677
3/31/2009         5,804               4,824                   5,088
6/30/2009         7,149               6,291                   6,651

PERFORMANCE RETURNS FOR THE SCOUT INTERNATIONAL DISCOVERY FUND, MSCI EAFE SMID INDEX-U.S. DOLLARS AND LIPPER INTERNATIONAL SMALL/MID-CAP CORE FUND INDEX ASSUME DIVIDENDS WERE REINVESTED FOR THE ENTIRE PERIOD. FOR ILLUSTRATIVE PURPOSES ONLY; MAY NOT REPRESENT YOUR RETURNS.

(2) UNMANAGED INDEX OF STOCKS, BONDS, MUTUAL FUNDS OR COMMODITIES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST SMALL/MID-CAP CORE FUND INDEX (MSCI EAFE SMID) IS A FREE FLOAT-ADJUSTED MARKET CAPITALIZATION INDEX THAT IS DESIGNED TO MEASURE THE EQUITY OF THE MID AND SMALL CAP MARKET PERFORMANCE OF DEVELOPED MARKETS, EXCLUDING THE US & CANADA. THE LIPPER INTERNATIONAL SMALL/MID-CAP CORE FUND INDEX INVESTS IN FUNDS THAT, BY PORTFOLIO PRACTICE, INVEST AT LEAST 75% OF THEIR EQUITY ASSETS IN COMPANIES STRICTLY OUTSIDE OF THE U.S. WITH MARKET CAPITALIZATIONS (ON A THREE-YEAR WEIGHTED BASIS) LESS THAN THE 250TH LARGEST.


COUNTRY DIVERSIFICATION(1) (Unaudited)
--------------------------------------------------------------------------------
SCOUT INTERNATIONAL DISCOVERY FUND (UMBDX)
AS OF JUNE 30, 2009

CHART OMITTED

                       COUNTRY ALLOCATION
                  Australia               0.4%
                  Brazil                  1.3%
                  Canada                  3.3%
                  Chile                   5.7%
                  Finland                 2.1%
                  France                  7.1%
                  Germany                 8.9%
                  Greece                  1.8%
                  Hong Kong               4.3%
                  Hungary                 2.5%
                  Ireland                 4.0%
                  Italy                   6.0%
                  Japan                  13.6%
                  Luxembourg              2.0%
                  Netherlands             3.2%
                  Norway                  1.5%
                  Portugal                1.0%
                  Singapore               3.2%
                  South Africa            0.6%
                  South Korea             0.5%
                  Sweden                  1.7%
                  Switzerland            11.6%
                  Taiwan                  0.5%
                  United Kingdom         10.3%
                  United States           3.0%

BASED ON TOTAL NET ASSETS AS OF JUNE 30, 2009. SUBJECT TO CHANGE.
--------------------------------------------------------------------------------


Due to the limited focus of this Fund, it is more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Additionally, smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks .

Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks.

(1) Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund's portfolio represented by the securities or sectors mentioned in this letter.

--------------------------------------------------------------------------------
JUNE 30, 2009                                                                 19

COMPARATIVE RATES OF RETURN (unaudited)
--------------------------------------------------------------------------------
SCOUT INTERNATIONAL DISCOVERY FUND (UMBDX)
AS OF JUNE 30, 2009
                                                                        SINCE
                                                            1 YEAR    INCEPTION
--------------------------------------------------------------------------------
SCOUT INTERNATIONAL DISCOVERY FUND .................       -26.99%      -20.06%
MSCI EAFE SMID Index-US Dollars (net)(1) ...........       -29.85%      -26.60%
Lipper International
  Small/Mid-Cap Core Fund Index(1) .................       -27.34%      -23.83%
--------------------------------------------------------------------------------
INCEPTION - DECEMBER 31, 2007.

RETURNS FOR PERIODS GREATER THAN ONE YEAR ARE COMPOUNDED AVERAGE ANNUAL RATES OF RETURN.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-996-2862. AS OF JUNE 30, 2008, GROSS EXPENSES FOR THE FUND WERE 3.35% (AS DISCLOSED IN THE MOST RECENT PROSPECTUS) COMPARED TO THE JUNE 30, 2009 GROSS EXPENSE RATIO OF 3.27%.

A REDEMPTION FEE OF 2% WILL BE IMPOSED ON REDEMPTIONS OR EXCHANGES MADE WITHIN TWO MONTHS OF PURCHASE OF SHARES IN THE SCOUT INTERNATIONAL DISCOVERY FUND. PLEASE SEE THE PROSPECTUS FOR MORE INFORMATION ABOUT THE FEE AND WHICH ACCOUNTS IT APPLIES TO.

THE PERFORMANCE RETURNS FOR THE FUND REFLECT A FEE WAIVER IN EFFECT. IN ABSENCE OF SUCH WAIVER, THE RETURNS WOULD BE REDUCED.

SCOUT INVESTMENT ADVISORS, INC. HAS ENTERED INTO AN AGREEMENT TO LIMIT THE FEES AND/OR MAKE EXPENSE PAYMENTS THROUGH OCTOBER 31, 2010 SO THAT ACTUAL TOTAL ANNUAL FUND OPERATING EXPENSES OF THE SCOUT INTERNATIONAL DISCOVERY FUND DOES NOT EXCEED 1.60%.

THE PERFORMANCE SHOWN IN THE ABOVE TABLE AND IN THE GRAPH ON THE PRECEDING PAGE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(1) UNMANAGED INDEX OF STOCKS, BONDS OR MUTUAL FUNDS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

HISTORICAL PER-SHARE RECORD (Unaudited)
--------------------------------------------------------------------------------
SCOUT INTERNATIONAL DISCOVERY FUND (UMBDX)


                                      INCOME &                CUMULATIVE(2)
                          NET      SHORT-TERM(4) LONG-TERM(4)   VALUE PER
                         ASSET        GAINS         GAINS     SHARE PLUS
                         VALUE    DISTRIBUTION  DISTRIBUTION   DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/07 ...........   $   10.00   $     --       $ --          $   10.00
12/31/08 ...........        6.39       0.16         --               6.55
06/30/09(3) ........        6.95       0.05         --               7.16
--------------------------------------------------------------------------------

(2) DOES NOT ASSUME ANY COMPOUNDING OF REINVESTED DISTRIBUTIONS.

(3) SIX MONTH ONLY. DISTRIBUTIONS TYPICALLY OCCUR IN JUNE AND/OR DECEMBER.

(4) REPRESENTS DISTRIBUTIONS FOR THE RESPECTIVE 12-MONTH OR 6-MONTH PERIOD
ENDED.

TABLE SHOWS CALENDAR-YEAR DISTRIBUTIONS AND NET ASSET VALUES; MAY DIFFER FROM FISCAL-YEAR ANNUAL REPORTS.


FUND DIVERSIFICATION(5) (Unaudited)
--------------------------------------------------------------------------------
SCOUT INTERNATIONAL DISCOVERY FUND (UMBDX)

PIE CHART OMITTED

--------------------------------------------------------------------------------
Industrials ..............................................................   18%
Consumer Discretionary ...................................................   14%
Financials ...............................................................   14%
Information Technology ...................................................   13%
Consumer Staples .........................................................    9%
Health Care ..............................................................    8%
Materials ................................................................    6%
Energy ...................................................................    5%
Telecommunication Services ...............................................    3%
Miscellaneous ............................................................    2%
Utilities ................................................................    1%
Cash Equivalents .........................................................    7%
--------------------------------------------------------------------------------
BASED ON TOTAL NET ASSETS AS OF JUNE 30, 2009. SUBJECT TO CHANGE.


TOP TEN EQUITY HOLDINGS(5) (Unaudited)
--------------------------------------------------------------------------------
SCOUT INTERNATIONAL DISCOVERY FUND (UMBDX)
                                                          MARKET       PERCENT
                                                       VALUE (000'S)   OF TOTAL
--------------------------------------------------------------------------------
Wing Hang Bank Ltd. .................................    $  435           2.9%
Bijou Brigitte A.G. .................................       368           2.4%
Ryanair Holdings PLC ................................       366           2.4%
United Overseas Bank Ltd. ...........................       356           2.3%
Luxottica Group S.p.A. ..............................       328           2.2%
Willis Group Holdings Ltd. ..........................       324           2.1%
Nidec Corp. .........................................       313           2.1%
SGS S.A. ............................................       307           2.0%
Banco Santander Chile ...............................       304           2.0%
SPDR Russell/Nomura Small Cap Japan ETF .............       302           2.0%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL .......................    $3,403          22.4%
--------------------------------------------------------------------------------
BASED ON TOTAL NET ASSETS AS OF JUNE 30, 2009. SUBJECT TO CHANGE.


(5) Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund's portfolio represented by the securities or sectors mentioned in this letter.

--------------------------------------------------------------------------------
20                                                     SCOUT FUNDS ANNUAL REPORT


================================================================================
SCHEDULE OF INVESTMENTS
June 30, 2009

INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------

                                                             Shares     Value
--------------------------------------------------------------------------------

COMMON STOCKS (ADR'S) -- 91.6%
AUSTRALIA -- 0.4%
Mount Gibson Iron Ltd.*(2) .........................        85,000   $    61,848
                                                                     ===========

BRAZIL -- 1.2%
Empresa Brasileira de Aeronautica S.A. .............        10,685       176,944
                                                                     ===========

CANADA -- 3.0%
Canadian Pacific Railway Ltd.(2) ...................         4,805       191,239
Shoppers Drug Mart Corp.(2) ........................         6,080       261,701
                                                                     -----------
                                                                         452,940
                                                                     ===========
CHILE -- 5.3%
Banco Santander Chile ..............................         6,500       303,485
Sociedad Quimica y Minera de Chile S.A. ............         7,910       286,263
Vina Concha y Toro S.A. ............................         5,780       208,340
                                                                     -----------
                                                                         798,088
                                                                     ===========
FINLAND -- 1.9%
Sampo Oyj -- A Shares(2) ...........................        15,620       294,696
                                                                     ===========

FRANCE -- 6.5%
Cie Generale d'Optique Essilor
  International S.A.(2) ............................         2,790       132,984
Dassault Systemes S.A. .............................         5,000       222,050
Neopost S.A.(2) ....................................         2,685       241,062
SEB S.A.(2) ........................................         3,980       164,694
Technip S.A. .......................................         4,475       219,901
                                                                     -----------
                                                                         980,691
                                                                     ===========
GERMANY -- 8.2%
Adidas A.G. ........................................        13,615       260,047
Bijou Brigitte A.G.(2) .............................         2,840       368,057
Fresenius Medical Care A.G. & Co . KGaA ............         4,405       198,225
Pfeiffer Vacuum Technology A.G.(2) .................         3,100       228,162
Wirecard A.G.(2) ...................................        19,100       185,936
                                                                     -----------
                                                                       1,240,427
                                                                     ===========
GREECE -- 1.6%
Coca Cola Hellenic Bottling Co., S.A. ..............        12,060       244,818
                                                                     ===========

HONG KONG -- 3.9%
CLP Holdings Ltd. ..................................        24,480       163,526
Wing Hang Bank Ltd. ................................        24,800       434,558
                                                                     -----------
                                                                         598,084
                                                                     ===========
HUNGARY -- 2.3%
Magyar Telekom Telecommunications PLC ..............        10,400       155,168
MOL Hungarian Oil and Gas NyRt. ....................         6,152       189,224
                                                                     -----------
                                                                         344,392
                                                                     ===========
IRELAND -- 3.6%
Irish Life & Permanent PLC(2) ......................        36,000       183,813
Ryanair Holdings PLC* ..............................        12,900       366,231
                                                                     -----------
                                                                         550,044
                                                                     ===========


--------------------------------------------------------------------------------

                                                             Shares     Value
--------------------------------------------------------------------------------

ITALY -- 5.4%
Benetton Group S.p.A. ..............................        15,515   $   272,460
Finmeccanica S.p.A.(2) .............................        16,130       226,938
Luxottica Group S.p.A.* ............................        15,800       328,324
                                                                     -----------
                                                                         827,722
                                                                     ===========
JAPAN -- 12.5%
Asahi Breweries Ltd.(2) ............................        16,100       231,442
Hogy Medical Co., Ltd.(2) ..........................           600        30,471
Kao Corp. ..........................................           275        59,950
Nidec Corp. ........................................        20,720       313,079
SECOM Co., Ltd.(2) .................................         3,300       134,073
SMC Corp.(2) .......................................         2,500       269,213
SPDR Russell/Nomura Small Cap Japan ETF(2) .........         8,000       302,240
Suzuki Motor Corp.(2) ..............................         6,900       155,185
Sysmex Corp.(2) ....................................         2,800       101,570
Terumo Corp.(2) ....................................         2,267       100,092
TonenGeneral Sekiyu KK(2) ..........................         8,250        84,052
Yamada Denki Co., Ltd.(2) ..........................         1,890       110,284
                                                                     -----------
                                                                       1,891,651
                                                                     ===========
LUXEMBOURG -- 1.8%
Millicom International Cellular S.A.*(2) ...........         4,950       278,487
                                                                     ===========

NETHERLANDS -- 2.9%
Gemalto N.V.*(2) ...................................         5,400       186,792
Koninklijke Vopak N.V.*(2) .........................         5,215       260,275
                                                                     -----------
                                                                         447,067
                                                                     ===========
NORWAY -- 1.4%
Tandberg ASA(2) ....................................         9,280       156,070
Yara International ASA .............................         2,100        58,632
                                                                     -----------
                                                                         214,702
                                                                     ===========
PORTUGAL -- 0.9%
Galp Energia SGPS S.A.(2) ..........................         9,800       137,467
                                                                     ===========

SINGAPORE -- 2.9%
Flextronics International Ltd.*(2) .................        22,100        90,831
United Overseas Bank Ltd. ..........................        17,700       355,770
                                                                     -----------
                                                                         446,601
                                                                     ===========
SOUTH AFRICA -- 0.5%
Naspers Ltd. -- N Shares(2) ........................         3,000        78,860
                                                                     ===========

SOUTH KOREA -- 0.5%
Yuhan Corp.(2) .....................................           500        73,394
                                                                     ===========

SWEDEN -- 1.6%
Svenska Cellulosa A.B. .............................        22,590       236,743
                                                                     ===========


                                                        (CONTINUED ON NEXT PAGE)
--------------------------------------------------------------------------------
JUNE 30, 2009                                                                 21

================================================================================
SCHEDULE OF INVESTMENTS
June 30, 2009

INTERNATIONAL DISCOVERY FUND (CONTINUED)
--------------------------------------------------------------------------------

                                                           Shares        Value
--------------------------------------------------------------------------------

SWITZERLAND -- 10.6%
Acino Holding A.G.(2) ..............................           605   $   111,811
Givaudan S.A.(2) ...................................           360       220,283
Lindt & Spruengli A.G.(2) ..........................            12       264,803
Nobel Biocare Holding A.G.(2) ......................         5,525       120,498
Schindler Holding A.G.(2) ..........................         3,250       201,556
SGS S.A. ...........................................        24,745       306,838
Swiss Life Holding A.G.*(2) ........................         2,225       191,895
Temenos Group A.G.*(2) .............................        11,300       192,212
                                                                     -----------
                                                                       1,609,896
                                                                     ===========
TAIWAN -- 0.5%
Siliconware Precision Industries Co. ...............        11,200        69,440
                                                                     ===========

UNITED KINGDOM -- 9.4%
Capita Group PLC(2) ................................        24,880       292,766
Informa PLC(2) .....................................        65,555       236,438
Marks & Spencer Group PLC ..........................        14,650       146,500
Premier Oil PLC*(2) ................................         7,467       134,288
Sage Group PLC .....................................        20,020       234,879
Shire PLC ..........................................         1,540        63,879
Willis Group Holdings Ltd.(2) ......................        12,600       324,198
                                                                     -----------
                                                                       1,432,948
                                                                     ===========
UNITED STATES -- 2.8%
Central European Distribution Corp.*(2) ............         3,510        93,260
Mettler-Toledo International, Inc.*(2) .............         2,845       219,492
Synthes, Inc.(2) ...................................         1,095       105,614
                                                                     -----------
                                                                         418,366
                                                                     ===========
TOTAL COMMON STOCKS (ADR'S)
(Cost $16,552,956) -- 91.6% ........................                  13,906,316
                                                                     ===========


                                                      PRINCIPAL
                                                       AMOUNT            VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 7.3%
U.S. GOVERNMENT AND AGENCIES
Federal Home Loan Bank
  0.010%, 07/01/09 .................................   $ 1,115,000   $ 1,115,000
                                                                     ===========
TOTAL SHORT-TERM INVESTMENT
(Cost $1,115,000) -- 7.3% ..........................                   1,115,000
                                                                     ===========
TOTAL INVESTMENTS
(Cost $17,667,956) -- 98.9% ........................                  15,021,316

Other assets less liabilities -- 1.1% ..............                     160,838
                                                                     -----------
TOTAL NET ASSETS --100.0%
  (equivalent to $6.95 per share;
  unlimited shares of $1.00 par value
  capital shares authorized;
  2,185,868 shares outstanding) ....................                 $15,182,154
                                                                     ===========


ADR -- American Depositary Receipt
ETF -- Exchange Traded Fund
PLC -- Public Limited Company
*Non-income producing security
(2) Non ADR


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
22                                                     SCOUT FUNDS ANNUAL REPORT

Bond Fund

OBJECTIVE (Unaudited)
THE SCOUT BOND FUND SEEKS MAXIMUM CURRENT INCOME CONSISTENT WITH QUALITY AND MATURITY STANDARDS BY INVESTING IN A DIVERSIFIED PORTFOLIO OF FIXED-INCOME OBLIGATIONS.

--------------------------------------------------------------------------------

The events of the past 12 months will be remembered for a very long time. By any historical measure, the global financial crisis in the second half of 2008 was nothing less than breathtaking in terms of magnitude, scope and the short time period over which significant events have occurred. It was, and to some extent, continues to be, arguably the most severe global financial crisis in the past fifty years, marked by severe declines in investor and consumer confidence worldwide along with a lack of trust among financial market participants. Coordinated efforts by central banks and governments around the world followed a "whatever it takes" strategy to stabilize markets and head off deflationary pressures.

By most accounts, the actions taken have been successful in stabilizing global financial markets for the time being. While the immediate financial crisis may have passed, the new challenge is the economic crisis that has been left in its wake. Following a period of investor optimism that began in the spring, the U.S. economy is now clearly struggling to recover from its worst performance in almost 30 years, notwithstanding the flood of monetary and fiscal stimulus. A higher-than-expected unemployment rate hasn't helped bolster consumer confidence of late, while at the same time consumer spending is facing the headwinds of a higher savings rate.

The fixed income markets are now struggling with the consequences of fiscal and monetary stimulus and the implications for future economic growth. As the economy gains traction, the focus will be on the "exit" strategy for both the fiscal and monetary stimulus programs. Fed officials have already begun to explain in some detail their plan to rein in monetary stimulus. Congress will also be called upon to get their fiscal house in order. The poor track record of both institutions to "get it right" in the past will obviously be a concern overhanging the financial markets in the months to come.

The Scout Bond Fund outperformed its benchmark, the Barclays Capital 1-5 Year Government/Credit Index for the fiscal year ended June 30, 2009, by more than 150 basis points. The Fund's outperformance was primarily a function of a shift in credit exposure. Lower overall corporate credit exposure during the latter half of 2008, when credit spreads reached historic highs, drove outperformance. During the first quarter of 2009, the Fund's increased credit exposure, albeit still in higher-quality bonds, allowed it to continue to outperform when liquidity in the corporate market began to return and risk premiums retreated substantially. However, performance was somewhat hampered in the second quarter of 2009 due to the Fund's underweighting in the financial sector, which rebounded from extreme spread levels amid government support. To a lesser extent, the Fund's overweighting in federal agency securities relative to U.S. Treasuries also aided performance for the past 12 months. While agency spreads widened substantially in the fall of 2008, they tightened more so in the months following, as the government continued its program to purchase federal agency debt. (Please see page 24 for more complete performance information.)

We remain cautiously optimistic that the worst may be over. There are encouraging signs that the economy is on the mend, but several issues remain to be resolved before the "all clear" is sounded. We believe the past 12 months have underscored the value of the Fund's conservative philosophy and high-quality focus and provided shareholders with a degree of assurance and safety in an otherwise chaotic market environment. Thank you for your continued support of the Scout Bond Fund.

BRUCE C. FERNANDEZ, CFA
MICHAEL J. HEIMLICH, CFA
SCOUT INVESTMENT ADVISORS, INC.


HYPOTHETICAL GROWTH of $10,000 (Unaudited)
--------------------------------------------------------------------------------
SCOUT BOND FUND (UMBBX)
AS OF JUNE 30, 2009

CHART OMITTED
                                    BARCLAY'S CAPITAL         LIPPER SHORT/
                                       1-5 YEAR                INTERMEDIATE
                      SCOUT           GOV'T./CREDIT             INV. GRADE
  DATE              BOND FUND           INDEX(1,2)           DEBT FUND INDEX (1)
--------------------------------------------------------------------------------
6/30/1999            10,000              10,000                   10,000
6/30/2000            10,354              10,455                   10,414
6/30/2001            11,384              11,528                   11,432
6/30/2002            12,381              12,417                   12,140
6/30/2003            13,469              13,409                   13,180
6/30/2004            13,335              13,460                   13,210
6/30/2005            13,879              13,853                   13,730
6/30/2006            13,780              14,001                   13,760
6/30/2007            14,456              14,778                   14,477
6/30/2008            15,326              15,830                   15,064
6/30/2009            16,397              16,674                   15,551

PERFORMANCE RETURNS FOR THE SCOUT BOND FUND, BARCLAY'S CAPITAL 1-5 YEAR GOV'T./CREDIT INDEX AND LIPPER SHORT/INTERMEDIATE INV. GRADE DEBT FUND INDEX ASSUME DIVIDENDS WERE REINVESTED FOR THE ENTIRE PERIOD. FOR ILLUSTRATIVE PURPOSES ONLY; MAY NOT REPRESENT YOUR RETURNS.

(1) UNMANAGED INDEX OF STOCKS, BONDS, MUTUAL FUNDS OR COMMODITIES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE BARCLAY'S CAPITAL 1-5 YEAR GOVERNMENT/CREDIT INDEX IS A MARKET VALUE WEIGHTED PERFORMANCE BENCHMARK FOR GOVERNMENT AND CORPORATE FIXED RATE ISSUES WITH MATURITIES BETWEEN ONE AND FIVE YEARS. THE LIPPER SHORT/INTERMEDIATE INVESTMENT GRADE DEBT FUND INDEX IS AN UNMANAGED INDEX CONSISTING OF 30 MUTUAL FUNDS THAT INVEST AT LEAST 65% OF ASSETS IN INVESTMENT-GRADE ISSUES WITH DOLLAR WEIGHTED AVERAGE MATURITIES OF FIVE TO TEN YEARS.

(2) FORMERLY KNOWN AS LEHMAN BROTHERS 1-5 YEAR GOV'T./CREDIT INDEX.

--------------------------------------------------------------------------------
JUNE 30, 2009                                                                 23

COMPARATIVE RATES OF RETURN (Unaudited)
--------------------------------------------------------------------------------
SCOUT BOND FUND (UMBBX)
AS OF JUNE 30, 2009
                                        1 Year   3 Years    5 Years  10 Years
--------------------------------------------------------------------------------
SCOUT BOND FUND .....................    6.99%     5.97%     4.22%     5.07%
Barclay's Capital 1-5 Year
  Govt./Credit Index(1)* ............    5.34%     6.00%     4.38%     5.25%
Lipper Short/Intermediate Inv.
  Grade Debt Fund Index(1) ..........    3.23%     4.16%     3.32%     4.51%
--------------------------------------------------------------------------------
Returns for periods greater than one year are compounded average annual rates of return.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-996-2862. THE RETURNS FOR PERIODS PRIOR TO APRIL 1, 2005 DO NOT REFLECT THE FEES AND EXPENSES IN EFFECT AS OF APRIL 1, 2005. IF THE NEW FEES AND EXPENSES AND THE ADVISOR'S AGREEMENT TO LIMIT TOTAL FUND EXPENSES WERE IN EFFECT FOR THE PERIODS SHOWN, RETURNS WOULD HAVE BEEN LOWER. AS OF JUNE 30, 2008, GROSS EXPENSES FOR THE FUND WERE 0.74% (AS DISCLOSED IN THE MOST RECENT PROSPECTUS) COMPARED TO THE JUNE 30, 2009 GROSS EXPENSE RATIO OF 0.71%.

THE PERFORMANCE RETURNS FOR THE FUND REFLECT A FEE WAIVER IN EFFECT. IN THE ABSENCE OF SUCH A WAIVER, THE RETURNS WOULD BE REDUCED.

SCOUT INVESTMENT ADVISORS, INC. HAS ENTERED INTO AN AGREEMENT TO LIMIT THE FEES AND/OR MAKE EXPENSE PAYMENTS THROUGH OCTOBER 31, 2010 SO THAT ACTUAL TOTAL ANNUAL FUND OPERATING EXPENSES OF THE SCOUT BOND FUND DOES NOT EXCEED 0.57%.

THE PERFORMANCE SHOWN IN THE ABOVE TABLE AND IN THE GRAPH ON THE PRECEDING PAGE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(1) UNMANAGED INDEX OF STOCKS, BONDS OR MUTUAL FUNDS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

* FORMERLY KNOWN AS LEHMAN BROTHERS 1-5 YEAR GOV'T./CREDIT INDEX.


HISTORICAL PER-SHARE RECORD (Unaudited)
--------------------------------------------------------------------------------
SCOUT BOND FUND (UMBBX)

                                      INCOME &                CUMULATIVE(2)
                          NET      SHORT-TERM(4) LONG-TERM(4)   VALUE PER
                         ASSET        GAINS         GAINS     SHARE PLUS
                         VALUE    DISTRIBUTION  DISTRIBUTION   DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/04 ..............$   11.22   $   0.41     $   0.03       $   27.01
12/31/05 ..............    10.91       0.41           --           27.11
12/31/06 ..............    10.86       0.43           --           27.49
12/31/07 ..............    11.02       0.45           --           28.10
12/31/08 ..............    11.22       0.38           --           28.68
06/30/09(3) ...........    11.36       0.17           --           28.99

(2) DOES NOT ASSUME ANY COMPOUNDING OF REINVESTED DISTRIBUTIONS.

(3) SIX MONTH ONLY. DISTRIBUTIONS TYPICALLY OCCUR IN JUNE AND/OR DECEMBER.

(4) REPRESENTS DISTRIBUTIONS FOR THE RESPECTIVE 12-MONTH OR 6-MONTH PERIOD
ENDED.

TABLE SHOWS CALENDAR-YEAR DISTRIBUTIONS AND NET ASSET VALUES; MAY DIFFER FROM FISCAL-YEAR ANNUAL REPORTS.

FUND DIVERSIFICATION(5) (Unaudited)
--------------------------------------------------------------------------------
SCOUT BOND FUND (UMBBX)

PIE CHART OMITTED

--------------------------------------------------------------------------------
Corporate Bonds ..........................................................   35%
Agency ...................................................................   26%
U.S. Treasury ............................................................   23%
Mortgage-Backed ..........................................................   13%
Commercial Paper .........................................................    3%
--------------------------------------------------------------------------------
BASED ON TOTAL NET ASSETS AS OF JUNE 30, 2009. SUBJECT TO CHANGE.


TAXABLE YIELD CURVES (Unaudited)
--------------------------------------------------------------------------------
SCOUT BOND FUND (UMBBX)
AS OF JUNE 30, 2009

CHART OMITTED

   YEARS TO
   MATURITY        TREASURIES                AGENCIES             AA INDUSTRIALS
--------------------------------------------------------------------------------
    3MO              0.1877                   0.2134                   1.5227
    6MO              0.3453                   0.3586                   1.6526
    1YR              0.4873                   0.5329                   1.7858
    2YR              1.1131                   1.2893                   2.2329
    3YR              1.6222                   1.8896                   2.8793
    4YR                                       2.4434                   3.6122
    5YR              2.5563                   2.9362                   3.8540
    6YR                                       2.9789
    7YR              3.2061                   3.5606                   4.6175
    8YR                                       3.7247                   4.6478
    9YR                                       3.8359                   4.7712
    10YR             3.5345                   3.9577                   4.9328
    15YR                                                               5.3827
    20YR                                      4.8836                   5.6599
    25YR                                      4.8530                   5.7105
    30YR             4.3303                   5.2016                   5.7263


SOURCE: BLOOMBERG, L.P.

(5) Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund's portfolio represented by the securities or sectors mentioned in this letter.
--------------------------------------------------------------------------------
24                                                     SCOUT FUNDS ANNUAL REPORT

================================================================================
SCHEDULE OF INVESTMENTS
JUNE 30, 2009

BOND FUND
--------------------------------------------------------------------------------
                                                       PRINCIPAL
                                                        AMOUNT        VALUE
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 2.7%
Bank of Nova Scotia
  0.130%, 07/01/09 ...............................   $  2,500,000   $  2,500,000
Dover Corp.
  0.050%, 07/01/09(3) ............................        998,000        998,000
                                                                    ------------
TOTAL COMMERCIAL PAPER
(Cost $3,498,000) -- 2.7% ........................                     3,498,000
                                                                    ============

CORPORATE BONDS -- 35.3%
Alabama Power Co.
  5.800%, 11/15/13(4) ............................      1,000,000      1,084,473
Anheuser-Busch Cos., Inc.
  5.750%, 04/01/10(4) ............................        750,000        772,621
  4.700%, 04/15/12(4) ............................      1,000,000      1,018,932
AT&T, Inc.
  6.250%, 03/15/11(4) ............................      2,000,000      2,120,096
Bank of New York Mellon Corp.
  4.500%, 04/01/13 ...............................      1,000,000      1,018,497
Berkshire Hathaway Finance Corp.
  4.200%, 12/15/10(4) ............................      1,000,000      1,031,345
BHP Billiton Finance USA Ltd.
  5.500%, 04/01/14 ...............................      1,500,000      1,610,796
BP Capital Markets PLC
  3.625%, 05/08/14(4) ............................      2,000,000      1,996,848
Caterpillar, Inc.
  7.000%, 12/15/13(4) ............................      1,000,000      1,104,465
Chevron Corp.
  3.450%, 03/03/12(4) ............................      1,200,000      1,238,582
Cisco Systems, Inc.
  5.250%, 02/22/11(4) ............................      1,000,000      1,054,853
ConocoPhillips
  4.600%, 01/15/15(4) ............................      1,500,000      1,543,341
Duke Energy Carolinas, LLC
  5.750%, 11/15/13(4) ............................      1,650,000      1,775,761
General Dynamics Corp.
  1.800%, 07/15/11 ...............................        250,000        249,667
General Electric Capital Corp.
  6.875%, 11/15/10 ...............................      1,500,000      1,564,722
General Mills, Inc.
  5.650%, 09/10/12(4) ............................        500,000        533,992
Hewlett-Packard Co.
  4.500%, 03/01/13(4) ............................      2,000,000      2,081,066
Home Depot, Inc.
  5.200%, 03/01/11(4) ............................      1,000,000      1,035,523
International Business Machines Corp.
  7.500%, 06/15/13 ...............................        500,000        569,665
  6.500%, 10/15/13(4) ............................      2,000,000      2,237,446
John Deere Capital Corp.
  5.250%, 10/01/12 ...............................      1,000,000      1,057,098
JPMorgan Chase & Co.
  4.650%, 06/01/14 ...............................      2,500,000      2,496,110
Kellogg Co.
  4.250%, 03/06/13(4) ............................      1,000,000      1,030,312
M&I Marshall & Ilsley Bank
  2.900%, 08/18/09 ...............................        181,818        180,322
Merck & Co., Inc.
  4.000%, 06/30/15(4) ............................        275,000        280,209
Morgan Stanley
  6.000%, 05/13/14 ...............................      1,000,000      1,013,524


--------------------------------------------------------------------------------
                                                       PRINCIPAL
                                                        AMOUNT        VALUE
--------------------------------------------------------------------------------

CORPORATE BONDS (CONTINUED)
Northern Trust Co.
  7.100%, 08/01/09 ...............................   $    465,000   $    466,545
PepsiCo, Inc.
  3.750%, 03/01/14(4) ............................      2,000,000      2,042,362
Procter & Gamble Co.
  3.500%, 02/15/15(4) ............................        450,000        454,725
Roche Holdings, Inc.
  5.000%, 03/01/14(3,4) ..........................      2,000,000      2,093,976
U.S. Bancorp
  4.200%, 05/15/14 ...............................      1,500,000      1,518,607
Verizon Virginia, Inc.
  4.625%, 03/15/13(4) ............................      3,000,000      3,009,102
Wachovia Corp.
  4.375%, 06/01/10 ...............................      2,000,000      2,048,754
Wal-Mart Stores, Inc.
  5.000%, 04/05/12 ...............................      2,000,000      2,171,266
                                                                    ------------
TOTAL CORPORATE BONDS
(Cost $44,044,269) -- 35.3% ......................                    45,505,603
                                                                    ============

U.S. GOVERNMENT AND AGENCIES -- 61.3%
FDIC:
TEMPORARY LIQUIDITY GUARANTEE PROGRAM -- 5.9%
Bank of America Corp.
  3.125%, 06/15/12 ...............................      3,000,000      3,096,213
John Deere Capital Corp.
  2.875%, 06/19/12 ...............................      1,500,000      1,538,121
JPMorgan Chase & Co.
  2.125%, 06/22/12 ...............................      1,500,000      1,506,643
Wells Fargo & Co.
  2.125%, 06/15/12 ...............................      1,500,000      1,505,462
                                                                    ------------
TOTAL FDIC: TEMPORARY LIQUIDITY
GUARANTEE PROGRAM ................................                     7,646,439
                                                                    ============

FEDERAL FARM CREDIT BANK -- 8.0%
  5.250%, 09/13/10 ...............................      2,000,000      2,105,398
  4.700%, 10/20/10 ...............................      2,875,000      3,021,867
  4.875%, 02/18/11 ...............................      2,000,000      2,124,850
  5.000%, 09/04/13 ...............................      1,000,000      1,098,914
  2.625%, 04/17/14 ...............................      2,000,000      1,985,290
                                                                    ------------
TOTAL FEDERAL FARM CREDIT BANK ...................                    10,336,319
                                                                    ============

FEDERAL HOME LOAN BANK -- 5.6%
  4.000%, 11/13/09 ...............................      2,000,000      2,027,726
  1.625%, 07/27/11 ...............................      2,000,000      2,012,026
  4.500%, 11/15/12 ...............................      2,000,000      2,151,562
  3.750%, 06/14/13 ...............................      1,000,000      1,043,490
                                                                    ------------
TOTAL FEDERAL HOME LOAN BANK .....................                     7,234,804
                                                                    ============

FEDERAL HOME LOAN MORTGAGE CORPORATION -- 4.1%
  4.375%, 07/30/09(4) ...........................       1,250,000      1,253,979
  1.700%, 06/29/11(4) ............................      2,000,000      2,009,194
  2.450%, 02/17/12(4) ............................      1,000,000      1,005,212
  2.125%, 03/23/12 ...............................      1,000,000      1,009,708
                                                                    ------------
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION .....                     5,278,093
                                                                    ============

                                                        (CONTINUED ON NEXT PAGE)

--------------------------------------------------------------------------------
JUNE 30, 2009                                                                 25

================================================================================
SCHEDULE OF INVESTMENTS
JUNE 30, 2009

BOND FUND (CONTINUED)
--------------------------------------------------------------------------------
                                                       PRINCIPAL
                                                        AMOUNT        VALUE
--------------------------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE
ASSOCIATION -- 4.3%
  4.800%, 04/25/10 ...............................   $  3,024,495   $  3,103,926
  1.750%, 03/23/11 ...............................      1,000,000      1,009,936
  5.375%, 11/15/11 ...............................      1,300,000      1,418,274
                                                                    ------------
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION ......                     5,532,136
                                                                    ============

GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION -- 10.4%
  6.500%, 10/15/11 ...............................          6,849          7,181
  6.000%, 02/20/13 ...............................          7,476          7,833
  6.000%, 03/15/13 ...............................          1,971          2,107
  6.000%, 06/15/13 ...............................          4,689          5,014
  5.500%, 04/20/16 ...............................        104,914        110,223
  7.000%, 07/20/16 ...............................         16,116         17,262
  6.000%, 08/15/16 ...............................         82,174         88,010
  6.000%, 08/15/16 ...............................         81,488         87,276
  5.500%, 09/20/16 ...............................        226,532        237,996
  5.500%, 11/15/16 ...............................        422,373        445,045
  5.500%, 12/20/16 ...............................          3,695          3,882
  5.500%, 01/15/17 ...............................        268,311        284,813
  6.000%, 02/15/17 ...............................         10,011         10,642
  5.500%, 05/20/17 ...............................        276,311        290,408
  5.500%, 08/15/17 ...............................        268,481        284,993
  5.500%, 08/15/17 ...............................        212,239        225,292
  5.500%, 10/15/17 ...............................        398,091        422,574
  5.500%, 10/20/17 ...............................        230,798        242,573
  5.500%, 11/15/17 ...............................        311,590        330,753
  5.500%, 11/15/17 ...............................         10,461         11,104
  5.000%, 03/15/18 ...............................         15,481         16,307
  5.000%, 04/16/18(4) ............................      1,082,392      1,137,353
  5.000%, 04/20/18 ...............................        799,224        835,934
  5.500%, 07/20/18 ...............................        297,907        313,249
  4.500%, 08/15/18 ...............................          9,941         10,375
  5.500%, 10/20/18 ...............................        228,469        240,234
  5.000%, 11/15/18 ...............................          8,160          8,595
  5.500%, 06/20/19 ...............................        419,444        441,846
  5.000%, 09/15/19 ...............................         10,467         11,010
  5.500%, 10/20/19 ...............................        221,889        233,741
  5.500%, 11/20/19 ...............................        527,038        555,187
  5.297%, 11/16/35(4,5) ..........................      3,500,000      3,647,108
  5.346%, 07/16/36(4,5) ..........................      2,700,000      2,825,161
                                                                    ------------
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ...                    13,391,081
                                                                    ============

SMALL BUSINESS ADMINISTRATION -- 0.0%
  9.100%, 10/01/09(4) ............................             71             72
  8.800%, 01/01/10(4) ............................          1,099          1,108
  9.450%, 02/01/10(4) ............................            503            511
                                                                    ------------
TOTAL SMALL BUSINESS ADMINISTRATION ..............                         1,691
                                                                    ============

--------------------------------------------------------------------------------
                                                       PRINCIPAL
                                                        AMOUNT        VALUE
--------------------------------------------------------------------------------

U.S. TREASURY SECURITIES -- 23.0%
  3.625%, 10/31/09 ...............................   $  1,500,000   $  1,516,993
  2.125%, 01/31/10 ...............................      2,000,000      2,020,548
  2.375%, 08/31/10 ...............................      3,000,000      3,063,165
  3.875%, 09/15/10 ...............................      1,000,000      1,039,532
  0.875%, 04/30/11 ...............................      2,000,000      1,994,766
  0.875%, 05/31/11 ...............................      4,000,000      3,986,892
  1.750%, 11/15/11. ..............................      1,500,000      1,516,415
  1.375%, 03/15/12 ...............................      4,000,000      3,993,440
  1.375%, 04/15/12 ...............................      5,000,000      4,983,205
  2.750%, 02/28/13 ...............................      5,000,000      5,144,145
  1.875%, 02/28/14 ...............................        500,000        487,227
                                                                    ------------
TOTAL U.S. TREASURY SECURITIES ...................                    29,746,328
                                                                    ============
TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost $77,537,961) -- 61.3% ......................                    79,166,891
                                                                    ============
TOTAL INVESTMENTS
(Cost $125,080,230) -- 99.3% .....................                   128,170,494

Other assets less liabilities -- 0.7% ............                       946,640
                                                                    ------------
TOTAL NET ASSETS --100.0%
  (equivalent to $11.36 per share;
  unlimited shares of $1.00 par value
  capital shares authorized;
  11,363,784 shares outstanding) .................                  $129,117,134
                                                                    ============


PLC -- PUBLIC LIMITED COMPANY
(3) 144A RESTRICTED SECURITY
(4) CALLABLE
(5) VARIABLE RATE SECURITY


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
26                                                     SCOUT FUNDS ANNUAL REPORT

Money Market Funds

OBJECTIVE (Unaudited)
THE SCOUT MONEY MARKET FUND - FEDERAL PORTFOLIO AND SCOUT MONEY MARKET FUND - PRIME PORTFOLIO EACH SEEK MAXIMUM INCOME CONSISTENT WITH SAFETY OF PRINCIPAL AND LIQUIDITY BY INVESTING IN HIGH-QUALITY, SHORT-TERM DEBT OBLIGATIONS.

--------------------------------------------------------------------------------

FUND DIVERSIFICATION(1) (unaudited)
--------------------------------------------------------------------------------
SCOUT MONEY MARKET FUND - FEDERAL PORTFOLIO (UMFXX)

PIE CHART OMITTED

--------------------------------------------------------------------------------
U.S. Government and Agencies .............................................  100%
--------------------------------------------------------------------------------
BASED ON TOTAL NET ASSETS AS OF JUNE 30, 2009. SUBJECT TO CHANGE.


SCOUT MONEY MARKET FUND - PRIME PORTFOLIO (UMPXX)

PIE CHART OMITTED

--------------------------------------------------------------------------------
Commercial Paper .........................................................   67%
U.S. Government and Agencies .............................................   31%
Corporate Bonds ..........................................................    1%
Municipal Bonds ..........................................................    1%
--------------------------------------------------------------------------------
BASED ON TOTAL NET ASSETS AS OF JUNE 30, 2009. SUBJECT TO CHANGE.

The Scout Money Market Fund - Prime Portfolio provided a compounded average annual rate of return of 0.81%, 2.93% and 2 .88% for the one-, five- and ten-year periods ended June 30, 2009. The Scout Money Market Fund - Federal Portfolio provided a compounded average annual rate of return of 0.61%, 2.81% and 2.80% for the one-, five- and ten-year periods ended June 30, 2009. The Lipper Money Market Fund Index posted an average of 1.17%, 3.01% and 2.93% for the one-, five- and ten-year periods ended June 30, 2009. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF ITS INVESTOR CLASS, WHICH DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION QUOTED HERE. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END AND 7-DAY YIELD, PLEASE CALL 800-996-2862 OR VISIT WWW.SCOUTFUNDS.COM. PERFORMANCE OF THE SERVICE CLASS SHARES OF THE FUND MAY BE LOWER BASED ON DIFFERENCES IN EXPENSES PAID BY THE SHAREHOLDERS IN THE DIFFERENT CLASSES.

The events of the past 12 months will be remembered for a very long time. By any historical measure, the global financial crisis during the second half of 2008 was nothing less than breathtaking in terms of magnitude, scope and the short time period over which significant events occurred. It was, and to some extent, continues to be, arguably the most severe global financial crisis in the past fifty years, marked by severe declines in investor and consumer confidence worldwide along with a lack of trust among financial market participants. Coordinated efforts by central banks and governments around the world followed a "whatever it takes" strategy to stabilize markets and head off deflationary pressures. As a consequence of these actions, the yields on high-quality, short-term securities have fallen to under 0.5%.

By most accounts, the actions taken have been successful in stabilizing global financial markets for the time being. While the immediate financial crisis may have passed, the new challenge is the economic crisis that has been left in its wake. Following a period of investor optimism that began in the spring, the U.S. economy is now clearly struggling to recover from its worst performance in almost 30 years, notwithstanding the flood of monetary and fiscal stimulus. A higher than expected unemployment rate hasn't helped bolster consumer confidence of late, while at the same time consumer spending is facing the headwinds of a higher savings rate.

The Advisor remains committed to the Fund's conservative philosophy and high-quality focus. During the past year, this approach has provided shareholders with a haven for their funds in an otherwise turbulent investment environment. As always, it is the intention of the Advisor to emphasize safety of principal over yield as it considers purchases for the Scout Money Market Funds.

Thank you for your continued support of the Scout Money Market Funds.

BRUCE C. FERNANDEZ, CFA
RICHARD L. TALERICO
SCOUT INVESTMENT ADVISORS, INC.



(1) Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund's portfolio represented by the securities or sectors mentioned in this letter.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN UMB BANK, N.A. OR ITS AFFILIATES AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORP. OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

--------------------------------------------------------------------------------
JUNE 30, 2009                                                                 27

================================================================================
SCHEDULE OF INVESTMENTS
June 30, 2009

MONEY MARKET FUND - FEDERAL PORTFOLIO
--------------------------------------------------------------------------------
                                                        PRINCIPAL
                                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

U.S. GOVERNMENT AND AGENCIES -- 99.8%
FDIC: TEMPORARY LIQUIDITY GUARANTEE PROGRAM -- 2.7%
U.S. Bank N .A.
  1.038%, 11/06/09 ...............................   $  2,500,000   $  2,490,933
U.S. Bank N .A.
  1.121%, 12/04/09 ...............................      5,000,000      4,976,167
                                                                    ------------
TOTAL FDIC: TEMPORARY LIQUIDITY GUARANTEE PROGRAM                      7,467,100
                                                                    ============

FEDERAL AGRICULTURAL MORTGAGE CORPORATION -- 19.1%
  0.010%, 07/01/09 ...............................     50,000,000     50,000,000
  0.081%, 07/06/09 ...............................        100,000         99,999
  0.050%, 07/13/09 ...............................      1,308,000      1,307,978
  0.814%, 12/23/09 ...............................      1,500,000      1,494,166
                                                                    ------------
TOTAL FEDERAL AGRICULTURAL MORTGAGE CORPORATION ..                    52,902,143
                                                                    ============

FEDERAL FARM CREDIT BANK -- 13.6%
  0.010%, 07/01/09 ...............................     22,948,000     22,948,000
  0.172%, 07/30/09 ...............................      3,000,000      2,999,589
  5.250%, 08/03/09 ...............................      7,000,000      7,022,148
  4.875%, 03/22/10 ...............................      1,000,000      1,032,001
  2.750%, 05/04/10 ...............................      3,400,000      3,463,143
                                                                    ------------
TOTAL FEDERAL FARM CREDIT BANK ...................                    37,464,881
                                                                    ============

FEDERAL HOME LOAN BANK -- 29.9%
  0.120%, 07/01/09 ...............................     12,264,000     12,264,000
  0.132%, 07/02/09 ...............................      2,700,000      2,699,990
  2.875%, 07/02/09 ...............................      3,000,000      3,000,042
  0.152%, 07/06/09 ...............................      4,235,000      4,234,912
  0.051%, 07/09/09 ...............................      1,052,000      1,051,988
  0.096%, 07/10/09 ...............................      6,000,000      5,999,857
  0.280%, 07/13/09 ...............................      1,796,000      1,795,835
  0.051%, 07/15/09 ...............................      2,805,000      2,804,945
  0.051%, 07/16/09 ...............................      1,850,000      1,849,961
  0.158%, 07/17/09 ...............................      2,666,000      2,665,816
  0.093%, 07/22/09 ...............................      2,880,000      2,879,847
  0.071%, 07/23/09 ...............................      7,500,000      7,499,679
  0.553%, 07/31/09 ...............................      1,870,000      1,869,151
  0.548%, 08/04/09 ...............................      5,000,000      4,997,450
  2.560%, 08/04/09 ...............................      1,500,000      1,502,672
  2.645%, 08/07/09 ...............................      7,500,000      7,513,962
  2.500%, 08/13/09(4) ............................        250,000        250,488
  3.875%, 08/14/09 ...............................      1,000,000      1,004,369
  0.609%, 08/26/09 ...............................      2,610,000      2,607,564
  0.558%, 09/01/09 ...............................      2,000,000      1,998,106
  0.609%, 09/02/09 ...............................      1,826,000      1,824,082
  4.375%, 09/11/09 ...............................      2,000,000      2,015,822
  5.250%, 09/11/09 ...............................      1,500,000      1,513,507
  0.609%, 09/15/09 ...............................      1,715,000      1,712,827
  0.686%, 10/13/09 ...............................      1,075,000      1,072,902
  4.000%, 11/13/09 ...............................        100,000        101,095
  3.375%, 12/18/09 ...............................        925,000        935,832
  1.050%, 05/28/10 ...............................      2,800,000      2,812,471
                                                                    ------------
TOTAL FEDERAL HOME LOAN BANK .....................                    82,479,172
                                                                    ============


--------------------------------------------------------------------------------
                                                        PRINCIPAL
                                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORPORATION -- 18.3%
  0.173%, 07/06/09 ...............................   $  3,420,000   $  3,419,919
  0.153%, 07/07/09 ...............................        500,000        499,987
  0.446%, 07/08/09 ...............................     15,000,000     14,998,716
  0.052%, 07/13/09 ...............................     17,405,000     17,404,702
  0.071%, 07/21/09 ...............................      1,500,000      1,499,942
  4.375%, 07/30/09(4) ............................         75,000         75,221
  0.507%, 07/31/09 ...............................      1,772,000      1,771,261
  5.000%, 08/25/09(4,5) ..........................      1,550,000      1,559,985
  0.579%, 09/08/09 ...............................      5,660,000      5,653,817
  4.150%, 10/28/09(4) ............................        750,000        756,356
  4.250%, 11/12/09(4) ............................        500,000        505,715
  2.680%, 11/16/09 ...............................      2,500,000      2,522,270
                                                                    ------------
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION .....                    50,667,891
                                                                    ============

FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 16.2%
  0.101%, 07/02/09 ...............................      1,500,000      1,499,996
  0.147%, 07/06/09 ...............................      1,000,000        999,980
  0.142%, 07/07/09 ...............................      5,000,000      4,999,883
  0.145%, 07/08/09 ...............................      1,000,000        999,972
  0.167%, 07/13/09 ...............................     16,435,000     16,434,100
  0.152%, 07/15/09 ...............................      2,000,000      1,999,883
  0.153%, 07/20/09 ...............................      6,811,000      6,810,458
  4.500%, 07/27/09(4) ............................      1,000,000      1,003,104
  0.185%, 08/07/09 ...............................      3,772,000      3,771,282
  0.457%, 08/26/09 ...............................      3,000,000      2,997,900
  0.520%, 09/02/09 ...............................         75,000         74,933
  0.629%, 10/07/09 ...............................        448,000        447,245
  0.701%, 11/06/09 ...............................      2,670,000      2,663,450
                                                                    ------------
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION ......                    44,702,186
                                                                    ============
TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost $275,683,373) -- 99.8% .....................                   275,683,373
                                                                    ============
TOTAL INVESTMENTS
(Cost $275,683,373) -- 99.8% .....................                   275,683,373

Other assets less liabilities -- 0.2% ............                       605,925
                                                                    ------------
TOTAL NET ASSETS --100.0%
  (equivalent to $1.00 per share;
  unlimited shares of $0.01 par value
  capital shares authorized;
  276,325,357 shares outstanding) ................                  $276,289,298
                                                                    ============


(4) CALLABLE
(5) VARIABLE RATE SECURITY
VALUATION OF SECURITIES IS ON THE BASIS OF AMORTIZED COST, WHICH APPROXIMATES
MARKET VALUE.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.         (CONTINUED ON NEXT PAGE)
--------------------------------------------------------------------------------
28                                                     SCOUT FUNDS ANNUAL REPORT

======================================================================================
SCHEDULE OF INVESTMENTS
June 30, 2009

MONEY MARKET FUND - PRIME PORTFOLIO
--------------------------------------------------------------------------------------
                                                         Principal
                                                           Amount            Value
--------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 66.9%
Alaska Housing Finance Corp.
  0.812%, 08/13/09 ..................................   $   9,000,000    $   8,991,400
  1.067%, 09/04/09 ..................................       9,000,000        8,982,938
American Honda Finance Corp.
  0.238%, 07/07/09 ..................................         418,000          417,984
  0.223%, 07/14/09 ..................................      15,000,000       14,998,808
Bank of Nova Scotia
  0.130%, 07/01/09 ..................................      17,850,000       17,850,000
Becton, Dickinson & Co.
  0.203%, 07/20/09 ..................................       1,340,000        1,339,858
BNP Paribas Finance, Inc.
  0.223%, 07/02/09 ..................................      18,000,000       17,999,890
Board of Trustees of the Leland Stanford
  Junior University
  0.203%, 07/14/09 ..................................       9,000,000        8,999,350
Brown University
  0.304%, 07/06/09 ..................................       5,000,000        4,999,792
  0.203%, 08/07/09 ..................................       1,000,000          999,795
Brown-Forman Corp.
  0.233%, 07/10/09(3) ...............................       9,000,000        8,999,482
Campbell Soup Co.
  0.100%, 07/01/09(3) ...............................       9,000,000        9,000,000
  0.406%, 11/20/09(3) ...............................       8,000,000        7,987,378
Chevron Corp.
  0.223%, 07/09/09 ..................................       5,000,000        4,999,756
  0.223%, 07/13/09 ..................................       5,000,000        4,999,633
Coca-Cola Co.
  0.203%, 07/13/09(3) ...............................       4,000,000        3,999,733
ConocoPhillips
  0.060%, 07/01/09(3) ...............................      15,000,000       15,000,000
Dover Corp.
  0.100%, 07/01/09(3) ...............................       7,000,000        7,000,000
E. I .du Pont de Nemours and Co
  0.203%, 07/22/09(3) ...............................       4,500,000        4,499,475
FPL Group Capital, Inc.
  0.223%, 07/09/09(3) ...............................      10,000,000        9,999,511
  0.172%, 07/22/09(3) ...............................       8,000,000        7,999,207
Hewlett-Packard Co.
  0.203%, 07/02/09(3) ...............................       9,000,000        8,999,950
Illinois Tool Works, Inc.
  0.201%, 07/06/09(3) ...............................      11,000,000       10,999,697
  0.162%, 07/07/09(3) ...............................       6,000,000        5,999,840
JPMorgan Chase & Co.
  0.254%, 07/06/09 ..................................       7,000,000        6,999,757
  0.254%, 07/08/09 ..................................      10,000,000        9,999,514
Medtronic, Inc.
  0.183%, 07/22/09(3) ...............................      10,500,000       10,498,897
Nebraska Public Power District
  0.862%, 07/14/09 ..................................       9,000,000        8,997,238
  0.862%, 07/22/09 ..................................      10,000,000        9,995,042
Nestle Capital Corp.
  0.020%, 07/01/09(3) ...............................      17,500,000       17,500,000
NetJets, Inc.
  0.100%, 07/01/09(3) ...............................       4,505,000        4,505,000
  0.122%, 07/07/09(3) ...............................       3,000,000        2,999,940
Novartis Finance Corp.
  0.080%, 07/01/09(3) ...............................      17,500,000       17,500,000


--------------------------------------------------------------------------------------
                                                         Principal
                                                           Amount            Value
--------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Praxair, Inc.
  0.320%, 07/01/09 ..................................   $   5,000,000    $   5,000,000
  0.152%, 07/14/09 ..................................      10,000,000        9,999,458
Roche Holdings, Inc.
  0.183%, 07/07/09(3) ...............................      18,125,000       18,124,456
Southern Co. Funding Corp.
  0.233%, 07/08/09(3) ...............................         180,000          179,992
  0.203%, 07/09/09(3) ...............................       9,000,000        8,999,600
  0.172%, 07/13/09(3) ...............................       5,500,000        5,499,688
  0.223%, 07/27/09(3) ...............................       3,080,000        3,079,511
St. Joseph County, IN
  0.457%, 08/07/09 ..................................       4,000,000        3,998,150
  0.355%, 08/12/09 ..................................       6,000,000        5,997,550
Toyota Motor Credit Corp.
  0.203%, 07/09/09 ..................................      18,000,000       17,999,200
Vanderbilt University
  0.300%, 07/01/09 ..................................       3,000,000        3,000,000
  0.506%, 07/07/09 ..................................       1,154,000        1,153,904
  0.203%, 07/15/09 ..................................       4,401,000        4,400,658
Yale University
  0.406%, 07/13/09 ..................................       9,000,000        8,998,800
  0.355%, 08/14/09 ..................................       9,000,000        8,996,150
                                                                         -------------
TOTAL COMMERCIAL PAPER
(Cost $390,485,982) -- 66.9% ........................                      390,485,982
                                                                         =============
CORPORATE BONDS -- 1.2%
Electronic Data Systems Corp.
  7.125%, 10/15/094 .................................       2,960,000        3,016,093
Wal-Mart Stores, Inc.
  6.875%, 08/10/09 ..................................       3,990,000        4,018,158
                                                                         -------------
TOTAL CORPORATE BONDS
(Cost $7,034,251) -- 1.2% ...........................                        7,034,251
                                                                         =============

MUNICIPAL BOND -- 1.3%
Iowa Finance Authority
  0.500%, 01/01/39(4,5) .............................       7,500,000        7,500,000
                                                                         =============
TOTAL MUNICIPAL BONDS
(Cost $7,500,000) -- 1.3% ...........................                        7,500,000
                                                                         =============

U.S. GOVERNMENT AND AGENCIES -- 30.9%
FDIC: TEMPORARY LIQUIDITY GUARANTEE PROGRAM -- 5.1%
General Electric Capital Corp.
  0.609%, 07/27/09 ..................................       5,000,000        4,997,833
  0.629%, 08/28/09 ..................................       5,000,000        4,995,005
  0.599%, 09/01/09 ..................................       5,000,000        4,994,919
  0.609%, 09/04/09 ..................................       5,000,000        4,994,583
U.S. Bank N .A.
  0.824%, 11/02/09 ..................................       5,000,000        4,986,050
  1.038%, 11/06/09 ..................................       5,000,000        4,981,867
                                                                         -------------
TOTAL FDIC: TEMPORARY LIQUIDITY GUARANTEE PROGRAM ...                       29,950,257
                                                                         =============

FEDERAL AGRICULTURAL MORTGAGE CORPORATION -- 0.4%
  0.568%, 08/05/09 ..................................       2,500,000        2,498,639
                                                                         =============


                                                              (CONTINUED ON NEXT PAGE)
--------------------------------------------------------------------------------------
JUNE 30, 2009                                                                       29

======================================================================================
SCHEDULE OF INVESTMENTS
June 30, 2009

MONEY MARKET FUND - PRIME PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------------
                                                         Principal
                                                           Amount            Value
--------------------------------------------------------------------------------------

FEDERAL FARM CREDIT BANK -- 0.1%
  4.280%, 08/10/09 ..................................   $     500,000    $     501,994
                                                                         =============

FEDERAL HOME LOAN BANK -- 20.3%
  0.500%, 07/01/09 ..................................       3,197,000        3,197,000
  0.354%, 07/02/09 ..................................       4,396,000        4,395,957
  0.513%, 07/13/09 ..................................       3,000,000        2,999,495
  0.477%, 07/15/09 ..................................       5,000,000        4,999,086
  0.507%, 07/16/09 ..................................       5,000,000        4,998,958
  0.578%, 07/20/09 ..................................      10,000,000        9,996,991
  0.537%, 07/21/09 ..................................       3,000,000        2,999,117
  0.517%, 07/22/09 ..................................       5,000,000        4,998,512
  3.100%, 07/29/09 ..................................       3,000,000        3,005,683
  0.528%, 08/03/09 ..................................       5,000,000        4,997,616
  2.560%, 08/04/09 ..................................       2,500,000        2,504,528
  5.250%, 08/05/09 ..................................       3,000,000        3,013,433
  0.599%, 08/07/09 ..................................       2,500,000        2,498,484
  0.578%, 08/12/09 ..................................       3,500,000        3,497,673
  4.500%, 08/14/09 ..................................       1,355,000        1,361,302
  2.000%, 08/18/09 ..................................       5,200,000        5,209,876
  3.750%, 08/18/09 ..................................       2,145,000        2,153,829
  0.599%, 08/20/09 ..................................       5,000,000        4,995,902
  3.000%, 08/25/09(4) ...............................         175,000          175,620
  0.609%, 08/26/09 ..................................       4,290,000        4,285,996
  0.603%, 08/27/09 ..................................       4,000,000        3,996,239
  0.589%, 09/04/09 ..................................       1,790,000        1,788,126
  4.375%, 09/11/09 ..................................       5,000,000        5,036,273
  0.640%, 09/15/09 ..................................       2,500,000        2,496,675
  5.000%, 09/18/09. .................................       2,570,000        2,594,157
  0.640%, 10/01/09 ..................................       5,000,000        4,991,950
  4.500%, 10/09/09 ..................................       5,000,000        5,051,426
  3.220%, 10/30/09 ..................................       2,825,000        2,848,194
  4.250%, 11/13/09 ..................................       1,165,000        1,179,827
  6.500%, 11/13/09 ..................................       1,300,000        1,327,550
  0.722%, 11/20/09 ..................................       1,500,000        1,495,799
  0.743%, 12/11/09 ..................................       2,500,000        2,491,736
  3.000%, 12/15/09 ..................................       1,700,000        1,717,203
  1.050%, 05/28/10 ..................................       5,000,000        5,022,248
                                                                         -------------
TOTAL FEDERAL HOME LOAN BANK ........................                      118,322,461
                                                                         =============


--------------------------------------------------------------------------------------
                                                         Principal
                                                           Amount            Value
--------------------------------------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORPORATION -- 2.5%
  4.250%, 07/15/09 ..................................   $     149,000    $     149,210
  0.456%, 07/28/09 ..................................       4,860,000        4,858,360
  4.375%, 07/30/09(4) ...............................         500,000          501,533
  0.610%, 08/17/09 ..................................         500,000          499,608
  0.588%, 09/08/09 ..................................         500,000          499,445
  0.569%, 09/14/09 ..................................       1,104,000        1,102,712
  0.701%, 09/21/09 ..................................       5,514,000        5,505,325
  4.000%, 09/22/09(4) ...............................         700,000          705,192
  0.763%, 12/07/09 ..................................       1,000,000          996,687
                                                                         -------------
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION ........                       14,818,072
                                                                         =============
FEDERAL NATIONAL MORTGAGE
ASSOCIATION -- 2.5%
  0.504%, 07/02/09 ..................................       5,520,000        5,519,924
  5.125%, 07/13/09 ..................................         340,000          340,519
  5.375%, 08/15/09 ..................................       3,357,000        3,376,766
  0.518%, 09/02/09 ..................................       1,790,000        1,788,403
  6.625%, 09/15/09 ..................................       2,392,000        2,421,695
  4.750%, 12/16/09(4,5) .............................       1,000,000        1,017,594
                                                                         -------------
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION .........                       14,464,901
                                                                         =============
TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost $180,556,324) -- 30.9% ........................                      180,556,324
                                                                         =============
TOTAL INVESTMENTS
(Cost $585,576,557) -- 100.3% .......................                      585,576,557

Liabilities less other assets -- (0.3)% .............                       (1,818,947)
                                                                         -------------
TOTAL NET ASSETS --100.0%
  (equivalent to $1.00 per share;
  unlimited shares of $0.01 par value
  capital shares authorized;
  583,863,082 shares outstanding) ...................                    $ 583,757,610
                                                                         =============

(3) 144A RESTRICTED SECURITY
(4) CALLABLE
(5) VARIABLE RATE SECURITY
VALUATION OF SECURITIES IS ON THE BASIS OF AMORTIZED COST, WHICH APPROXIMATES
MARKET VALUE.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
30                                                     SCOUT FUNDS ANNUAL REPORT

Tax-Free Money Market Fund

OBJECTIVE (Unaudited)
THE TAX-FREE MONEY MARKET FUND SEEKS THE HIGHEST LEVEL OF INCOME EXEMPT FROM FEDERAL INCOME TAX CONSISTENT WITH QUALITY AND MATURITY STANDARDS.

--------------------------------------------------------------------------------

FUND DIVERSIFICATION(1) (Unaudited)
--------------------------------------------------------------------------------
SCOUT TAX-FREE MONEY MARKET FUND (UMTXX)

PIE CHART OMITTED

--------------------------------------------------------------------------------
Variable Rate Demand Notes ...............................................   52%
General Market Notes .....................................................   33%
Commercial Paper .........................................................   13%
Cash Equivalents .........................................................    2%
--------------------------------------------------------------------------------
BASED ON TOTAL NET ASSETS AS OF JUNE 30, 2009. SUBJECT TO CHANGE.

The Scout Tax-Free Money Market Fund provided a compounded average annual rate of return of 0.70%, 1.96% and 1 .86% for the one-, five- and ten-year periods ended June 30, 2009, while the Lipper Tax-Exempt Money Market Index posted an average of 0.96%, 2 .06% and 1.96% for the one-, five- and ten-year periods ended June 30, 2009. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF ITS INVESTOR CLASS, WHICH DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION QUOTED HERE. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END AND 7-DAY YIELD, PLEASE CALL 800-996-2862 OR VISIT WWW.SCOUTFUNDS.COM. PERFORMANCE OF THE SERVICE CLASS SHARES OF THE FUND MAY BE LOWER BASED ON DIFFERENCES IN EXPENSES PAID BY THE SHAREHOLDERS IN THE DIFFERENT CLASSES.

The events of the past 12 months will be remembered for a very long time. By any historical measure, the global financial crisis during the second half of 2008 was nothing less than breathtaking in terms of magnitude, scope and the short time period over which significant events occurred. It was, and to some extent, continues to be, arguably the most severe global financial crisis in the past fifty years, marked by severe declines in investor and consumer confidence worldwide along with a lack of trust among financial market participants. Coordinated efforts by central banks and governments around the world followed a "whatever it takes" strategy to stabilize markets and head off deflationary pressures. As a consequence of these actions, the yields on high-quality, short-term securities have fallen to under 0.5%.

By most accounts, the actions taken have been successful in stabilizing global financial markets for the time being. While the immediate financial crisis may have passed, the new challenge is the economic crisis that has been left in its wake. Following a period of investor optimism that began in the spring, the U.S. economy is now clearly struggling to recover from its worst performance in almost 30 years, notwithstanding the flood of monetary and fiscal stimulus. A higher than expected unemployment rate hasn't helped bolster consumer confidence of late, while at the same time consumer spending is facing the headwinds of a higher savings rate.

The Advisor remains committed to the Fund's conservative philosophy and high-quality focus. During the past year, this approach has provided shareholders with a haven for their funds in an otherwise turbulent investment environment. As always, it is the intention of the Advisor to emphasize safety of principal over yield as it considers purchase of high-quality, short-term debt obligations that are exempt from federal income tax for the Scout Tax-Free Money Market Fund.

Thank you for your continued support of the Scout Money Market Funds.

BRUCE C. FERNANDEZ, CFA
DANIELLE L. BEAGLE
SCOUT INVESTMENT ADVISORS, INC.



(1) Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund's portfolio represented by the securities or sectors mentioned in this letter.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN UMB BANK, N.A. OR ITS AFFILIATES AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORP. OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. INCOME FROM THE SCOUT TAX-FREE MONEY MARKET FUND MAY BE SUBJECT TO FEDERAL ALTERNATIVE MINIMUM TAX AS WELL AS STATE AND LOCAL TAXES.

--------------------------------------------------------------------------------
JUNE 30, 2009                                                                 31

======================================================================================
SCHEDULE OF INVESTMENTS
June 30, 2009

TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------------
                                                            PRINCIPAL
                                                              AMOUNT          VALUE
--------------------------------------------------------------------------------------
ALASKA -- 0.2%
City of Anchorage
  3.750%, 07/01/09 .....................................   $    250,000   $    250,000
                                                                          ============

ARIZONA -- 3.7%
Arizona Water Infrastructure Finance Authority
  2.750%, 10/01/09 .....................................        250,000        250,309
City of Phoenix
  4.750%, 07/01/18(4) ..................................        250,000        252,500
City of Tempe
  4.250%, 07/01/09 .....................................        100,000        100,000
  4.500%, 07/01/09 .....................................        200,000        200,000
Coconino County Unified School
  District No. 1 -- Flagstaff
  3.000%, 07/01/09 .....................................        500,000        500,000
  5.250%, 07/01/09 .....................................        400,000        400,000
Mesa
  5.000%, 07/01/14(4) ..................................        500,000        500,000
  5.000%, 07/01/15(4) ..................................        150,000        150,000
Pima County
  3.000%, 07/01/09 .....................................      1,500,000      1,500,000
  5.000%, 07/01/09 .....................................        355,000        355,000
Pima County Unified School
  District No. 10 -- Amphitheater
  5.100%, 07/01/11(4) ..................................        500,000        500,000
Tucson
  5.000%, 07/01/14(4) ..................................        355,000        355,000
University of Arizona
  5.800%, 06/01/24(4) ..................................        100,000        102,072
                                                                          ------------
                                                                             5,164,881
                                                                          ============
CALIFORNIA -- 0.7%
Tahoe-Truckee Unified School District
  5.750%, 08/01/20(4) ..................................      1,000,000      1,013,906
                                                                          ============

COLORADO -- 7.1%
Adams County School District No. 12
  4.000%, 12/15/09 .....................................        150,000        151,842
  4.200%, 12/15/09 .....................................        500,000        506,711
City of Aurora
  3.250%, 11/01/09 .....................................        250,000        252,039
Colorado Health Facilities Authority
  5.500%, 09/01/09 .....................................        500,000        503,179
Colorado Housing & Finance Authority
  0.350%, 04/01/20(4,5)  ...............................        900,000        900,000
  0.350%, 11/01/21(4,5)  ...............................      1,000,000      1,000,000
  0.350%, 11/01/21(4,5)  ...............................        300,000        300,000
  0.350%, 11/01/21(4,5)  ...............................        200,000        200,000
  0.350%, 10/01/30(4,5)  ...............................      2,700,000      2,700,000
  0.350%, 10/01/30(4,5)  ...............................      2,945,000      2,945,000
Colorado Water Resources & Power
  Development Authority
  4.000%, 09/01/09 .....................................        315,000        316,555
El Paso County School District No. 20
  5.000%, 12/15/09 .....................................        200,000        203,616
                                                                          ------------
                                                                             9,978,942
                                                                          ============



--------------------------------------------------------------------------------------
                                                            PRINCIPAL
                                                              AMOUNT          VALUE
--------------------------------------------------------------------------------------
DELAWARE -- 0.2%
State of Delaware
  3.875%, 08/01/09 .....................................   $    350,000   $    350,948
                                                                          ============

FLORIDA -- 4.7%
City of Jacksonville
  0.250%, 10/01/32(4,5) ................................      2,500,000      2,500,000
City of Tampa
  4.500%, 10/01/09 .....................................        460,000        463,731
Dade County Industrial Development Authority
  0.350%, 06/01/21(4,5) ................................      1,300,000      1,300,000
JEA Florida Electric System Revenue Bond
  0.270%, 10/01/38(4,5) ................................      2,200,000      2,200,000
State of Florida
  4.000%, 07/01/09 .....................................        200,000        200,000
                                                                          ------------
                                                                             6,663,731
                                                                          ============
GEORGIA -- 1.4%
City of Atlanta
  5.500%, 01/01/26(4) ..................................      1,750,000      1,811,205
De Kalb County
  5.000%, 10/01/28(4) ..................................        100,000        102,036
                                                                          ------------
                                                                             1,913,241
                                                                          ============
HAWAII -- 0.5%
State of Hawaii
  3.125%, 09/01/09 .....................................        100,000        100,355
  6.000%, 09/01/09 .....................................        150,000        151,108
  2.625%, 10/01/09 .....................................        200,000        200,000
  6.000%, 11/01/09 .....................................        240,000        244,155
                                                                          ------------
                                                                               695,618
                                                                          ============
ILLINOIS -- 0.6%
City of Chicago
  3.100%, 01/01/10 .....................................        400,000        403,618
  4.000%, 01/01/10 .....................................        290,000        292,865
Lake County Forest Preservation District
  5.250%, 12/15/09 .....................................        200,000        204,078
                                                                          ------------
                                                                               900,561
                                                                          ============
INDIANA -- 0.1%
Indiana State Office Building Commission
  5.250%, 07/01/14(4) ..................................        100,000        101,000
                                                                          ============
KANSAS -- 5.5%
Butler & Sedgwick Counties Unified School
  District No. 385 -- Andover
  5.400%, 09/01/18(4) ..................................        250,000        251,631
City of Lawrence
  4.000%, 11/01/09 .....................................        250,000        252,500
City of Wichita
  3.250%, 09/01/09 .....................................        500,000        501,949
Johnson & Miami Counties Unified
  School District No. 230
  3.250%, 09/01/09 .....................................        375,000        375,588
Johnson County Unified School District
  No. 229
  3.500%, 10/01/09 .....................................        300,000        302,178
  5.000%, 10/01/09 .....................................        500,000        504,044
  5.000%, 10/01/18(4) ..................................        325,000        327,834


--------------------------------------------------------------------------------------
32                                                           SCOUT FUNDS ANNUAL REPORT

======================================================================================
SCHEDULE OF INVESTMENTS
June 30, 2009

TAX-FREE MONEY MARKET FUND (CONTINUED)
--------------------------------------------------------------------------------------
                                                            PRINCIPAL
                                                              AMOUNT          VALUE
--------------------------------------------------------------------------------------

KANSAS (CONTINUED)
Kansas State Department of Transportation
  4.600%, 09/01/09 .....................................   $    100,000   $    100,685
  5.000%, 09/01/09 .....................................        350,000        352,073
  5.250%, 09/01/13(4) ..................................        270,000        272,130
  5.250%, 09/01/14(4) ..................................        150,000        151,116
  0.180%, 09/01/20(4,5) ................................      2,500,000      2,500,000
Leawood
  5.100%, 09/01/15(4) ..................................        210,000        211,529
Washburn University/Topeka
  6.125%, 07/01/29(4) ..................................        500,000        500,000
Wyandotte County School District No. 204
  6.375%, 09/01/09 .....................................        100,000        100,818
Wyandotte County School District No. 500
  5.000%, 09/01/09 .....................................      1,000,000      1,007,278
                                                                          ------------
                                                                             7,711,353
                                                                          ============
MARYLAND -- 3.2%
County of Montgomery
  5.000%, 11/01/09 .....................................        275,000        278,553
Maryland Health & Higher Educational Facilities
  Authority, Commercial Paper
  0.250%, 08/03/09 .....................................      1,000,000      1,000,000
  0.300%, 08/03/09 .....................................      3,256,000      3,256,000
                                                                          ------------
                                                                             4,534,553
                                                                          ============
MASSACHUSETTS -- 2.4%
Commonwealth of Massachusetts
  5.000%, 08/01/09 .....................................        100,000        100,150
  0.270%, 01/01/21(4,5) ................................      1,730,000      1,730,000
Massachusetts State Water Pollution Abatement
  5.000%, 08/01/09 .....................................        150,000        150,566
Massachusetts Water Resources Authority
  5.500%, 08/01/09 .....................................        325,000        326,198
  0.350%, 08/01/37(4,5) ................................      1,000,000      1,000,000
                                                                          ------------
                                                                             3,306,914
                                                                          ============
MICHIGAN -- 2.2%
Birmingham City School District
  5.000%, 11/01/09 .....................................        540,000        547,210
State of Michigan
  3.000%, 09/30/09 .....................................      2,500,000      2,508,300
                                                                          ------------
                                                                             3,055,510
                                                                          ============
MINNESOTA -- 2.8%
City of Minneapolis
  0.270%, 12/01/27(4,5) ................................      2,000,000      2,000,000
Hennepin County
  0.220%, 12/01/25(4,5) ................................      1,705,000      1,705,000
Mankato
  4.000%, 02/01/10 .....................................        200,000        202,867
                                                                          ------------
                                                                             3,907,867
                                                                          ============
MISSISSIPPI -- 0.1%
State of Mississippi
  0.500%, 09/01/25(4,5) ................................        100,000        100,000
                                                                          ============


--------------------------------------------------------------------------------------
                                                            PRINCIPAL
                                                              AMOUNT          VALUE
--------------------------------------------------------------------------------------

MISSOURI -- 9.1%
City of Kansas City
  5.250%, 09/01/09(4)...................................   $    450,000   $    450,758
Jackson County Industrial Development Authority
  5.150%, 07/01/09 .....................................        175,000        175,000
Kansas City Industrial Development Authority
  0.270%, 04/01/27(4,5) ................................      2,500,000      2,500,000
Lees Summit Industrial Development Authority
  6.000%, 08/15/17(4) ..................................      2,000,000      2,027,632
Missouri State Health & Educational Facilities Authority
0.270%, 09/01/30(4,5) ..................................      1,100,000      1,100,000
0.270%, 09/01/30(4,5) ..................................        600,000        600,000
0.350%, 09/01/30(4,5) ..................................        200,000        200,000
0.330%, 07/01/32(4,5) ..................................      2,395,000      2,395,000
0.180%, 10/01/35(4,5) ..................................      1,500,000      1,500,000
0.270%, 03/01/40(4,5) ..................................      1,800,000      1,800,000
                                                                          ------------
                                                                            12,748,390
                                                                          ============
NEBRASKA -- 2.6%
City of Lincoln
  5.000%, 09/01/09 .....................................      1,845,000      1,851,781
Douglas County School District No. 1
  4.500%, 12/15/09 .....................................        300,000        304,733
Lincoln Nebraska Electric System Revenue,
  Commercial Paper
  0.200%, 07/14/09 .....................................      1,500,000      1,500,000
                                                                          ------------
                                                                             3,656,514
                                                                          ============
NEW HAMPSHIRE -- 0.4%
City of Nashua
  5.500%, 07/15/09 .....................................        500,000        500,921
                                                                          ============

NEW JERSEY -- 0.1%
Delaware Valley Regional High School District
  3.300%, 01/15/10 .....................................        125,000        126,541
                                                                          ============

NEW MEXICO -- 2.5%
Albuquerque Bernalillo County Water Utility Authority
  5.000%, 07/01/09 .....................................      1,790,000      1,790,000
Albuquerque Municipal School District No. 12
  4.000%, 08/01/09 .....................................        200,000        200,365
City of Albuquerque
  4.000%, 07/01/09 .....................................      1,475,000      1,475,000
Santa Fe Public School District
  4.125%, 08/01/09 .....................................        100,000        100,172
                                                                          ------------
                                                                             3,565,537
                                                                          ============
NEW YORK -- 1.7%
City of New York
  0.180%, 08/01/10(4,5) ................................      1,400,000      1,400,000
  0.180%, 08/01/21(4,5) ................................        500,000        500,000
  0.280%, 04/01/36(4,5) ................................        500,000        500,000
                                                                          ------------
                                                                             2,400,000
                                                                          ============

                                                              (CONTINUED ON NEXT PAGE)
--------------------------------------------------------------------------------------
JUNE 30, 2009                                                                       33

======================================================================================
SCHEDULE OF INVESTMENTS
June 30, 2009

TAX-FREE MONEY MARKET FUND (CONTINUED)
--------------------------------------------------------------------------------------
                                                            PRINCIPAL
                                                              AMOUNT          VALUE
--------------------------------------------------------------------------------------

NORTH CAROLINA -- 16.5%
Buncombe County
  0.470%, 12/01/11(4,5) ................................   $  1,700,000   $  1,700,000
  0.470%, 12/01/14(4,5) ................................        400,000        400,000
  0.470%, 12/01/15(4,5) ................................      1,175,000      1,175,000
  0.470%, 12/01/16(4,5) ................................        720,000        720,000
  0.470%, 12/01/18(4,5) ................................      1,000,000      1,000,000
  0.470%, 12/01/20(4,5) ................................      1,385,000      1,385,000
City of Charlotte
  0.320%, 06/01/25(4,5) ................................      5,665,000      5,665,000
County of Forsyth
  0.320%, 03/01/25(4,5) ................................        475,000        475,000
County of Wake
  0.280%, 04/01/19(4,5) ................................      2,640,000      2,640,000
  0.300%, 03/01/26(4,5) ................................        600,000        600,000
Cumberland County
  5.250%, 10/01/29(4) ..................................      1,000,000      1,019,960
Mecklenburg County
  0.300%, 03/01/15(4,5) ................................        800,000        800,000
  0.320%, 04/01/18(4,5) ................................        750,000        750,000
  0.320%, 02/01/22(4,5) ................................        790,000        790,000
New Hanover County
  0.320%, 02/01/26(4,5) ................................      3,200,000      3,200,000
State of North Carolina
  0.320%, 05/01/21(4,5) ................................        950,000        950,000
                                                                          ------------
                                                                            23,269,960
                                                                          ============
OHIO -- 0.4%
Medina City School District
  5.250%, 12/01/28(4) ..................................        250,000        254,496
State of Ohio
  3.000%, 08/01/09 .....................................        250,000        250,467
Toledo City School District
  2.750%, 12/01/09 .....................................        100,000        100,308
                                                                          ------------
                                                                               605,271
                                                                          ============
OKLAHOMA -- 0.8%
Oklahoma Municipal Power Authority
  0.320%, 01/01/23(4,5) ................................      1,000,000      1,000,000
Tulsa Metropolitan Utility Authority
  4.000%, 09/01/09 .....................................        100,000        100,501
                                                                          ------------
                                                                             1,100,501
                                                                          ============
PENNSYLVANIA -- 5.7%
Beaver County Industrial Development
Authority
  0.350%, 12/01/20(4,5) ................................      3,350,000      3,350,000
Commonwealth of Pennsylvania
  5.000%, 07/01/09 .....................................      2,500,000      2,500,000
East Stroudsburg Area School District
  3.750%, 09/01/09 .....................................        500,000        502,645
Pennsylvania Higher Educational Facilities Authority
  5.375%, 07/01/13(4) ..................................        150,000        150,000
Pennsylvania Turnpike Commission
  0.300%, 12/01/38(4,5) ................................      1,000,000      1,000,000
Philadelphia School District
  0.320%, 09/01/30(4,5) ................................        560,000        560,000
                                                                          ------------
                                                                             8,062,645
                                                                          ============

--------------------------------------------------------------------------------------
                                                            PRINCIPAL
                                                              AMOUNT          VALUE
--------------------------------------------------------------------------------------
SOUTH CAROLINA -- 0.9%
City of Charleston
  0.320%, 01/01/33(4,5) ................................   $  1,200,000   $  1,200,000
                                                                          ============

SOUTH DAKOTA -- 3.3%
South Dakota Housing Development Authority
  0.450%, 05/01/32(4,5) ................................      4,700,000      4,700,000
                                                                          ============

TENNESSEE -- 1.2%
County of Shelby
  5.500%, 08/01/09 .....................................        150,000        150,562
  0.350%, 03/01/11(4,5) ................................        300,000        300,000
  0.300%, 04/01/30(4,5) ................................        500,000        500,000
Metropolitan Government Nashville & Davidson
  County Health & Educational Facilities Bond
  0.300%, 10/01/44(4,5) ................................        700,000        700,000
                                                                          ------------
                                                                             1,650,562
                                                                          ============
TEXAS -- 12.4%
City of Denton
  5.000%, 12/01/09 .....................................        500,000        507,816
El Paso Independent School District
  5.000%, 08/15/09 .....................................      2,000,000      2,008,079
Harlingen Consolidated Independent School District
  5.650%, 08/15/294 ....................................        450,000        452,717
Harris County, Commercial Paper
  0.200%, 07/02/09 .....................................      1,000,000      1,000,000
  0.200%, 07/02/09 .....................................      5,500,000      5,500,000
Huntsville Independent School District
  5.000%, 08/15/26(4) ..................................        100,000        100,518
Leander Independent School District
  4.000%, 08/15/09 .....................................        200,000        200,795
Lewisville Independent School District
  4.000%, 08/15/09 .....................................      1,000,000      1,003,718
North East Independent School District
  5.750%, 02/01/20(4) ..................................        200,000        205,867
Northside Independent School District
  5.000%, 08/15/09 .....................................        500,000        501,958
State of Texas
  5.000%, 08/01/09 .....................................        100,000        100,337
Texas Public Finance Authority, Commercial Paper
  0.200%, 07/06/09 .....................................      1,500,000      1,500,000
  0.250%, 07/09/09 .....................................      4,000,000      4,000,000
University of Texas
  5.375%, 08/15/17(4) ..................................        190,000        191,114
Ysleta Independent School District Public
  Facility Corp.
  6.000%, 11/15/24(4) ..................................        150,000        152,742
                                                                          ------------
                                                                            17,425,661
                                                                          ============
UTAH -- 0.9%
Iron County School District
  3.000%, 01/15/10 .....................................      1,030,000      1,043,204
State of Utah
  4.500%, 07/01/09 .....................................        200,000        200,000
                                                                          ------------
                                                                             1,243,204
                                                                          ============

--------------------------------------------------------------------------------------
34                                                           SCOUT FUNDS ANNUAL REPORT

======================================================================================
SCHEDULE OF INVESTMENTS
June 30, 2009

TAX-FREE MONEY MARKET FUND (CONTINUED)
--------------------------------------------------------------------------------------
                                                            PRINCIPAL
                                                              AMOUNT          VALUE
--------------------------------------------------------------------------------------

VIRGINIA -- 2.1%
County of Fairfax
  5.000%, 10/01/09 .....................................   $    200,000   $    202,152
Virginia College Building Authority
  0.320%, 02/01/26(4,5) ................................      1,200,000      1,200,000
  0.320%, 02/01/26(4,5) ................................      1,000,000      1,000,000
Virginia Public School Authority
  4.250%, 08/01/09 .....................................        390,000        391,159
Virginia Resources Authority
  5.000%, 10/01/09 .....................................        200,000        202,126
                                                                          ------------
                                                                             2,995,437
                                                                          ============
WASHINGTON -- 1.2%
County of King
  5.250%, 12/01/09 .....................................      1,000,000      1,018,986
King County School District No. 401 -- Highline
  4.250%, 12/01/09 .....................................        125,000        126,681
Snohomish County School District No. 16 -- Arlington
  5.500%, 12/01/09 .....................................        100,000        101,864
Snohomish County School District No. 6 -- Mukilteo
  5.650%, 12/01/09 .....................................        250,000        255,150
State of Washington
  5.625%, 07/01/21(4) ..................................        200,000        200,000
                                                                          ------------
                                                                             1,702,681
                                                                          ============



--------------------------------------------------------------------------------------
                                                            PRINCIPAL
                                                              AMOUNT          VALUE
--------------------------------------------------------------------------------------

WISCONSIN -- 1.0%
City of Appleton
  5.125%, 01/01/10 .....................................   $    160,000   $    163,364
City of Oshkosh
  3.250%, 12/01/09 .....................................        850,000        858,632
County of Milwaukee
  5.625%, 09/01/13(4) ..................................        100,000        100,828
Kenosha
  5.000%, 09/01/09 .....................................        350,000        352,578
                                                                          ------------
                                                                             1,475,402
                                                                          ============
TOTAL INVESTMENTS
(Cost $138,078,252) -- 98.2% ...........................                   138,078,252

Other assets less liabilities -- 1.8% ..................                     2,520,797
                                                                          ------------
TOTAL NET ASSETS --100.0%
  (equivalent to $1.00 per share;
  unlimited shares of $0.01 par value
  capital shares authorized;
  140,680,849 shares outstanding) ......................                  $140,599,049
                                                                          ============



(4) CALLABLE
(5) VARIABLE RATE SECURITY
VALUATION OF SECURITIES IS ON THE BASIS OF AMORTIZED COST, WHICH APPROXIMATES
MARKET VALUE.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------------
JUNE 30, 2009                                                                       35


==================================================================================================================
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2009
(in thousands except per share data)

------------------------------------------------------------------------------------------------------------------
                                                                         STOCK           MID CAP       SMALL CAP
                                                                          FUND            FUND           FUND
------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investment securities at cost .....................................   $   106,861    $    48,608    $   441,043
                                                                        =========================================
  Investment securities at value ....................................   $   104,582    $    55,447    $   475,726
  Cash ..............................................................             1              1              1
  Receivables:
   Investments sold .................................................            --             --          1,337
   Dividends ........................................................           136            111             92
   Interest .........................................................            --             --             --
   Fund shares sold .................................................           110            272          3,701
   Due from Advisor .................................................            --             --             --
  Prepaid and other assets ..........................................            22              8             11
                                                                        -----------------------------------------
    Total assets ....................................................       104,851         55,839        480,868
                                                                        -----------------------------------------
LIABILITIES:
  Payables:
   Investments purchased ............................................            --            218          3,947
   Fund shares redeemed .............................................           241             --          1,136
   Dividends payable ................................................            --             --             --
   Accrued investment advisory fees .................................            15             14             48
   Accrued administration and fund accounting fees ..................             9              6             35
   Accrued shareholder servicing fees ...............................             8              4             77
   Accrued custody fees .............................................             2              5              7
   Accrued registration fees ........................................             2              1              1
   Accrued distribution fees ........................................            --             --             --
   Other accrued expenses ...........................................            10              8             32
                                                                        -----------------------------------------
    Total liabilities ...............................................           287            256          5,283
                                                                        -----------------------------------------
NET ASSETS ..........................................................   $   104,564    $    55,583    $   475,585
                                                                        =========================================
NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital) .......................   $   124,847    $    63,813    $   658,505
  Accumulated undistributed income:
   Net investment income ............................................            60             20             --
   Net realized loss on investments and foreign currency transactions       (18,064)       (15,089)      (217,603)
  Net unrealized appreciation (depreciation) on investments and
   translation of assets and liabilities in foreign currencies ......        (2,279)         6,839         34,683
                                                                        -----------------------------------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES .........................   $   104,564    $    55,583    $   475,585
                                                                        =========================================
Capital Shares, $1.00 par value ($0.01 par value for
  Money Market Funds and Tax-Free Money Market Fund):
  Authorized ........................................................     Unlimited      Unlimited      Unlimited
                                                                        =========================================
Shares issued and outstanding:
  Investor Class ....................................................        10,503          6,696         43,316
  Service Class .....................................................            --             --             --
                                                                        -----------------------------------------
TOTAL SHARES ISSUED AND OUTSTANDING .................................        10,503          6,696         43,316
                                                                        =========================================
NET ASSET VALUE PER SHARE - INVESTOR CLASS ..........................   $      9.96    $      8.30    $     10.98
                                                                        =========================================
NET ASSET VALUE PER SHARE - SERVICE CLASS ...........................   $        --    $        --    $        --
                                                                        =========================================

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
------------------------------------------------------------------------------------------------------------------
 36                                                                                      SCOUT FUNDS ANNUAL REPORT

==============================================================================================
                                                MONEY MARKET   MONEY MARKET
                  INTERNATIONAL                    FUND            FUND           TAX-FREE
  INTERNATIONAL     DISCOVERY       BOND          FEDERAL          PRIME        MONEY MARKET
      FUND            FUND          FUND         PORTFOLIO       PORTFOLIO         FUND
----------------------------------------------------------------------------------------------

$  3,410,536    $      17,668    $   125,080    $    275,683    $   585,577    $   138,078
==========================================================================================
$  3,410,349    $      15,022    $   128,170    $    275,683    $   585,577    $   138,078
         252                2          2,001             223              1            211

          --               --          1,069              --             --          3,045
      10,749               39             --              --             --             --
          --               --            894             453            773            819
       4,737               14            310              --             --             --
          --              120             --              --             --             --
         109                8             10              22             89             35
------------------------------------------------------------------------------------------
   3,426,196           15,205        132,454         276,381        586,440        142,188
------------------------------------------------------------------------------------------

          --               --          3,056              --          2,500          1,525
       2,147               --            145               2             43             --
          --               --             96              10             18              9
         341               --              3               2             13              6
         168                6              8              23             42             14
         352                5              6               6              8              5
          61                3              3               6              9              3
          19               --              1              --             --             --
          --               --             --               1             --              1
         137                9             19              42             49             26
------------------------------------------------------------------------------------------
       3,225               23          3,337              92          2,682          1,589
------------------------------------------------------------------------------------------
$  3,422,971    $      15,182    $   129,117    $    276,289    $   583,758    $   140,599
==========================================================================================
$  3,770,123    $      19,161    $   127,812    $    276,291    $   583,834    $   140,626

       1,704                5              1              --             --             --
    (348,671)          (1,338)        (1,786)             (2)           (76)           (27)

        (185)          (2,646)         3,090              --             --             --
------------------------------------------------------------------------------------------
$  3,422,971    $      15,182    $   129,117    $    276,289    $   583,758    $   140,599
==========================================================================================

   Unlimited        Unlimited      Unlimited       Unlimited      Unlimited      Unlimited
==========================================================================================
     147,989            2,186         11,364         185,471        401,162        122,316
          --               --             --          90,855        182,701         18,365
------------------------------------------------------------------------------------------
     147,989            2,186         11,364         276,326        583,863        140,681
==========================================================================================
$      23.13    $        6.95    $     11.36    $       1.00    $      1.00    $      1.00
==========================================================================================
$         --    $          --    $        --    $       1.00    $      1.00    $      1.00
==========================================================================================

------------------------------------------------------------------------------------------
JUNE 30, 2009                                                                           37


==================================================================================================

STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2009
(in thousands)

---------------------------------------------------------------------------------------------------
                                                          STOCK            MID CAP       SMALL CAP
                                                           FUND             FUND           FUND
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest income ....................................   $      58       $      12       $     284
  Securities lending income ..........................          42              --              --
  Dividend income ....................................       2,046(1)          666(1)        3,279
                                                         -----------------------------------------
   Total investment income ...........................       2,146             678           3,563
                                                         -----------------------------------------
EXPENSES:
  Investment advisory fees ...........................         634             309           3,725
  Administration and fund accounting fees ............         106              78             435
  Shareholder servicing fees .........................         135              54             843
  Professional fees ..................................          36              27              50
  Federal and state registration fees ................          28              19              39
  Custody fees .......................................          21              28              70
  Reports to shareholders ............................          20              11             127
  Insurance fees .....................................           2               1              22
  Directors' fees ....................................           4               1              23
  Distribution fees ..................................          --              --              --
  Treasury insurance fees ............................          --              --              --
  Other expenses .....................................          12              10              20
                                                         -----------------------------------------
   Total expenses before waiver ......................         998             538           5,354
                                                         -----------------------------------------
  Waiver (Recovery of fees) ..........................          47              (3)           --
  Net expenses .......................................         951             541           5,354
                                                         -----------------------------------------
  Net investment income (loss) .......................       1,195             137          (1,791)
                                                         -----------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY:
  Net realized gain (loss) on investments ............     (18,064)        (13,394)       (204,432)
  Net realized loss on foreign currency transactions            --              --              --
  Net increase (decrease) in unrealized
   appreciation/depreciation on investments
   and translation of assets and liabilities
   in foreign currencies .............................      (9,140)          3,108         (18,152)
                                                         -----------------------------------------
  Net realized and unrealized gain (loss)
   on investments and foreign currencies .............     (27,204)        (10,286)       (222,584)
                                                         -----------------------------------------
  Net increase (decrease) in net assets
   resulting from operations .........................   $ (26,009)      $ (10,149)      $(224,375)
                                                         =========================================

(1) NET OF FOREIGN TAX WITHHOLDING OF (IN THOUSANDS) $10, $1, $8,008, AND $35,
RESPECTIVELY.
(2) INCLUDING (IN THOUSANDS) $118, $264, AND $2, RESPECTIVELY, OF VOLUNTARILY
WAIVED INVESTMENT ADVISORY FEES AND $291, $448, AND $46, RESPECTIVELY, OF
VOLUNTARILY WAIVED DISTRIBUTION FEES.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------------------------
 38                                                                      SCOUT FUNDS ANNUAL REPORT

=============================================================================================
                                                  MONEY MARKET   MONEY MARKET
                    INTERNATIONAL                     FUND         FUND             TAX-FREE
INTERNATIONAL         DISCOVERY         BOND         FEDERAL       PRIME         MONEY MARKET
   FUND                 FUND            FUND        PORTFOLIO     PORTFOLIO         FUND
----------------------------------------------------------------------------------------------

$       1,734       $        8       $    3,655   $   3,542      $    9,822       $     2,201
        1,577               --              143          --              --                --
       74,963(1)           279(1)            --          --              --                --
----------------------------------------------------------------------------------------------
       78,274              287            3,798       3,542           9,822             2,201
----------------------------------------------------------------------------------------------

       22,311              107              405         950           2,471               522
        1,860               75               81         318             569               192
        4,878               53              110          64              90                58
          136               76               46          71             126                53
          180               14               20          30              39                29
          688               21               27          62             109                30
          557                5                9          42              83                27
          115               --                2           9              21                 4
          134                1                4          14              32                 8
           --               --               --         690           1,128                97
           --               --               --          81             237                55
           71               17               20          22             102                29
----------------------------------------------------------------------------------------------
       30,930              369              724       2,353           5,007             1,104
----------------------------------------------------------------------------------------------
           --              188              147         409(2)          712(2)             48(2)
       30,930              181              577       1,944           4,295             1,056
----------------------------------------------------------------------------------------------
       47,344              106            3,221       1,598           5,527             1,145
----------------------------------------------------------------------------------------------


     (343,061)          (1,142)             143          10             (32)               --
       (5,353)            (186)              --          --              --                --

     (833,660)          (2,143)           3,267          --              --                --
----------------------------------------------------------------------------------------------
   (1,182,074)          (3,471)           3,410          10             (32)               --
----------------------------------------------------------------------------------------------
$  (1,134,730)      $   (3,365)      $    6,631   $   1,608      $    5,495       $     1,145
==============================================================================================


----------------------------------------------------------------------------------------------
JUNE 30, 2009                                                                               39

==================================================================================
STATEMENTS OF CHANGES IN NET ASSETS
(in thousands)
----------------------------------------------------------------------------------

                                                            STOCK  FUND
                                                     -----------------------------
                                                      YEAR ENDED     YEAR ENDED
                                                     JUNE 30, 2009  JUNE 30, 2008
----------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) .......................   $   1,195    $     946
  Net realized gain (loss) on investments and
   foreign currency transactions .....................     (18,064)        3,690
  Net increase (decrease) in unrealized
   appreciation/depreciation on investments
   and translation of assets and liabilities
   in foreign currencies .............................      (9,140)      (7,502)
                                                         ----------------------
  Net increase (decrease) in net assets resulting
   from operations ...................................     (26,009)      (2,866)

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
   Investor Class ....................................      (1,169)        (934)
   Service Class .....................................          --           --
  Tax return of capital
   Investor Class ....................................          --           --
   Service Class .....................................          --           --
  Net realized gain on investments and foreign
   currency transactions
   Investor Class ....................................      (1,354)      (9,529)
   Service Class .....................................          --           --
                                                         ----------------------
  Total distributions to shareholders ................      (2,523)     (10,463)

CAPITAL SHARE TRANSACTIONS:
  Investor Class
   Shares sold .......................................      96,134       21,901
   Shares issued for reinvestment of distributions ...       2,280       10,002
   Redemption fees ...................................          --           --
   Shares redeemed ...................................     (55,654)     (20,997)
                                                         ----------------------
   Net increase (decrease) from capital share
    transactions .....................................      42,760       10,906
  Service Class
   Shares sold .......................................          --           --
   Shares issued for reinvestment of distributions ...          --           --
   Redemption fees ...................................          --           --
   Shares redeemed ...................................          --           --
                                                         ----------------------
   Net increase (decrease) from capital share
    transactions .....................................          --           --
  Net increase (decrease) from capital share
    transactions .....................................      42,760       10,906
  Net increase (decrease) in net assets ..............      14,228       (2,423)

NET ASSETS:
  Beginning of period ................................      90,336       92,759
                                                         ----------------------
  End of period ......................................   $ 104,564    $  90,336
                                                         ======================
  Undistributed net investment income ................          60           34

TRANSACTIONS IN SHARES:
  Investor Class
   Shares sold .......................................       8,861        1,610
   Shares reinvested .................................         230          706
   Shares redeemed ...................................      (5,549)      (1,448)
                                                         ----------------------
   Net increase (decrease) ...........................       3,542          868
  Service Class
   Shares sold .......................................          --           --
   Shares reinvested .................................          --           --
   Shares redeemed ...................................          --           --
                                                         ----------------------
   Net increase (decrease) ...........................          --           --
Net increase (decrease) ..............................       3,542          868
                                                         ======================

*COMMENCED OPERATIONS ON DECEMBER 31, 2007.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
40                                                     SCOUT FUNDS ANNUAL REPORT

=======================================================================================================================

        MID CAP FUND               SMALL CAP FUND             INTERNATIONAL FUND        INTERNATIONAL DISCOVERY FUND*
-----------------------------------------------------------------------------------------------------------------------
  YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED     YEAR ENDED    SIX MONTHS ENDED
JUNE 30, 2009 JUNE 30, 2008  JUNE 30, 2009 JUNE 30, 2008  JUNE 30, 2009  JUNE 30, 2008  JUNE 30, 2009  JUNE 30, 2008
-----------------------------------------------------------------------------------------------------------------------

$     137      $    (183)     $   (1,791)   $   (3,109)   $    47,344    $    48,769    $      106    $        80
  (13,394)           279        (204,432)      (12,067)      (348,414)       120,986        (1,328)           131

    3,108          1,101         (18,152)      (41,515)      (833,660)      (256,286)       (2,143)          (503)
-----------------------------------------------------------------------------------------------------------------------
  (10,149)         1,197        (224,375)      (56,691)    (1,134,730)       (86,531)       (3,365)          (292)


     (112)            --              --            --        (47,489)       (49,964)         (101)           (78)
       --             --              --            --             --             --            --             --

       --           (216)             --            --             --             --            --             --
       --             --              --            --             --             --            --             --

       --         (2,721)             --       (52,791)      (116,491)       (58,250)         (145)            --
       --             --              --            --             --             --            --             --
-----------------------------------------------------------------------------------------------------------------------
     (112)        (2,937)             --       (52,791)      (163,980)      (108,214)         (246)           (78)


   29,746         31,569         180,999       186,059      1,606,709      1,323,745         8,693         12,832
       69          2,519              --        51,095        157,703        104,666           213             68
        7              3              35            34            576            207             1             --
   (8,205)       (18,170)       (154,835)     (172,722)    (1,087,615)      (594,869)       (2,518)          (126)
-----------------------------------------------------------------------------------------------------------------------
   21,617         15,921          26,199        64,466        677,373        833,749         6,389         12,774

       --             --              --            --             --             --            --             --
       --             --              --            --             --             --            --             --
       --             --              --            --             --             --            --             --
       --             --              --            --             --             --            --             --
-----------------------------------------------------------------------------------------------------------------------
       --             --              --            --             --             --            --             --
   21,617         15,921          26,199        64,466        677,373        833,749         6,389         12,774
   11,356         14,181        (198,176)      (45,016)      (621,337)       639,004         2,778         12,404

   44,227         30,046         673,761       718,777      4,044,308      3,405,304        12,404           --
-----------------------------------------------------------------------------------------------------------------------
$  55,583      $  44,227      $  475,585    $  673,761    $ 3,422,971    $ 4,044,308    $   15,182    $    12,404
=======================================================================================================================
       20             --              --            --          1,704          1,833             5              4


    3,824          2,766          15,586        10,883         70,156         36,356         1,241          1,281
        8            222              --         2,955          7,401          2,868            33              7
   (1,057)        (1,568)        (14,085)      (10,038)       (46,076)       (16,393)         (363)           (13)
-----------------------------------------------------------------------------------------------------------------------
    2,775          1,420           1,501         3,800         31,481         22,831           911          1,275

       --             --              --            --             --             --            --             --
       --             --              --            --             --             --            --             --
       --             --              --            --             --             --            --             --
-----------------------------------------------------------------------------------------------------------------------
       --             --              --            --             --             --            --             --
    2,775          1,420           1,501         3,800         31,481         22,831           911          1,275
=======================================================================================================================

-----------------------------------------------------------------------------------------------------------------------
JUNE 30, 2009                                                                                                        41


=========================================================================================
STATEMENTS OF CHANGES IN NET ASSETS
(in thousands)

-----------------------------------------------------------------------------------------
                                                                   BOND  FUND
                                                         ---------------------------------
                                                          YEAR ENDED         YEAR ENDED
                                                         JUNE 30, 2009      JUNE 30, 2008
-----------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ...........................   $   3,221       $   3,135
  Net realized gain (loss) on investments and
   foreign currency transactions .........................         143             174
  Net increase (decrease) in unrealized
   appreciation/depreciation on investments
   and translation of assets and liabilities
   in foreign currencies .................................       3,267           1,710
                                                             -------------------------
  Net increase (decrease) in net assets resulting
   from operations .......................................       6,631           5,019

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
   Investor Class ........................................      (3,268)         (3,192)
   Service Class .........................................          --              --
  Tax return of capital
   Investor Class ........................................          --              --
   Service Class .........................................          --              --
  Net realized gain on investments and foreign
   currency transactions
   Investor Class ........................................          --              --
   Service Class .........................................          --              --
                                                             -------------------------
  Total distributions to shareholders ....................      (3,268)         (3,192)

CAPITAL SHARE TRANSACTIONS:
  Investor Class
   Shares sold ...........................................      68,697          21,550
   Shares issued for reinvestment of distributions .......       2,010           1,740
   Redemption fees .......................................          --              --
   Shares redeemed .......................................     (33,043)        (30,340)
                                                             -------------------------
   Net increase (decrease) from capital share
    transactions                                                37,664          (7,050)
  Service Class
   Shares sold ...........................................          --              --
   Shares issued for reinvestment of distributions .......          --              --
   Redemption fees .......................................          --              --
   Shares redeemed .......................................          --              --
                                                             -------------------------
   Net increase (decrease) from capital share
    transactions                                                    --              --
  Net increase (decrease) from capital share
    transactions                                                37,664          (7,050)
  Net increase (decrease) in net assets ..................      41,027          (5,223)

NET ASSETS:
  Beginning of period ....................................      88,090          93,313
                                                             -------------------------
  End of period ..........................................   $ 129,117       $  88,090
                                                             =========================
  Undistributed net investment income ....................           1              16

TRANSACTIONS IN SHARES:
  Investor Class
   Shares sold ...........................................       6,127           1,955
   Shares reinvested .....................................         180             158
   Shares redeemed .......................................      (2,971)         (2,770)
                                                             -------------------------
   Net increase (decrease) ...............................       3,336            (657)
  Service Class
   Shares sold ...........................................          --              --
   Shares reinvested......................................          --              --
   Shares redeemed .......................................          --              --
                                                             -------------------------
   Net increase (decrease) ...............................          --              --
Net increase (decrease) ..................................       3,336            (657)
                                                             =========================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
-------------------------------------------------------------------------------------
42                                                          SCOUT FUNDS ANNUAL REPORT

=======================================================================================================



-------------------------------------------------------------------------------------------------------
        MONEY MARKET FUND                 MONEY MARKET FUND
        FEDERAL PORTFOLIO                  PRIME PORTFOLIO                TAX-FREE MONEY MARKET FUND
-------------------------------------------------------------------------------------------------------
 YEAR ENDED        YEAR ENDED       YEAR ENDED       YEAR ENDED          YEAR ENDED        YEAR ENDED
JUNE 30, 2009    JUNE 30, 2008     JUNE 30, 2009    JUNE 30, 2008      JUNE 30, 2009      JUNE 30, 2008
-------------------------------------------------------------------------------------------------------

$     1,598       $     9,672       $     5,527       $    24,583       $     1,145       $     3,287
         10                12               (32)               86                --                (2)

         --                --                --                --                --                --
-------------------------------------------------------------------------------------------------------
      1,608             9,684             5,495            24,669             1,145             3,285


     (1,057)           (8,403)           (4,211)          (21,961)           (1,058)           (3,130)
       (541)           (1,269)           (1,316)           (2,622)              (87)             (157)

         --                --                --                --                --                --
         --                --                --                --                --                --

         --                --                --                --                --                --
         --                --                --                --                --                --
-------------------------------------------------------------------------------------------------------
     (1,598)           (9,672)           (5,527)          (24,583)           (1,145)           (3,287)


    330,267           491,333           463,571         1,192,478           251,973           228,690
        183             1,262             1,313             6,441                67               360
         --                --                --                --                --                --
   (312,109)         (603,781)         (590,190)       (1,344,086)         (254,393)         (244,466)
-------------------------------------------------------------------------------------------------------
     18,341          (111,186)         (125,306)         (145,167)           (2,353)          (15,416)

  1,044,924           311,416           932,295         1,067,844            51,944            64,614
         --                --                --                --                --                --
         --                --                --                --                --                --
 (1,099,373)         (166,112)       (1,155,021)         (662,417)          (58,466)          (39,727)
-------------------------------------------------------------------------------------------------------
    (54,449)          145,304          (222,726)          405,427            (6,522)           24,887
    (36,108)           34,118          (348,032)          260,260            (8,875)            9,471
    (36,098)           34,130          (348,064)          260,346            (8,875)            9,469

    312,387           278,257           931,822           671,476           149,474           140,005
-------------------------------------------------------------------------------------------------------
$   276,289       $   312,387       $   583,758       $   931,822       $   140,599       $   149,474
=======================================================================================================
         --                --                --                --                --                --


    330,267           491,333           463,571         1,192,478           251,973           228,690
        183             1,262             1,313             6,441                67               360
   (312,109)         (603,781)         (590,190)       (1,344,086)         (254,393)         (244,466)
-------------------------------------------------------------------------------------------------------
     18,341          (111,186)         (125,306)         (145,167)           (2,353)          (15,416)

  1,044,924           311,416           932,295         1,067,844            51,944            64,613
         --                --                --                --                --                --
 (1,099,373)         (166,112)       (1,155,021)         (662,417)          (58,466)          (39,727)
-------------------------------------------------------------------------------------------------------
    (54,449)          145,304          (222,726)          405,427            (6,522)           24,886
    (36,108)           34,118          (348,032)          260,260            (8,875)            9,470
=======================================================================================================


-------------------------------------------------------------------------------------------------------
JUNE 30, 2009                                                                                        43

==============================================================================================================
FINANCIAL HIGHLIGHTS
PER SHARE INCOME AND CAPITAL CHANGES FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

SCOUT STOCK FUND
--------------------------------------------------------------------------------------------------------------
                                                                     FOR THE PERIODS ENDED JUNE 30,
                                                          2009        2008      2007        2006       2005
--------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ................   $  12.98    $ 15.23    $ 15.09    $  15.33    $ 14.95
                                                        -----------------------------------------------------
  Income from investment operations:
   Net investment income ............................       0.11       0.16       0.17        0.14       0.13
   Net realized and unrealized gain
    (loss) on securities ............................      (2.88)     (0.50)      1.78        1.79       0.71
                                                        -----------------------------------------------------
Total from investment operations ....................      (2.77)     (0.34)      1.95        1.93       0.84
                                                        -----------------------------------------------------
  Distributions from:
   Net investment income ............................      (0.11)     (0.15)     (0.17)      (0.15)     (0.13)
   Net realized gain on securities ..................      (0.14)     (1.76)     (1.64)      (2.02)     (0.33)
                                                        -----------------------------------------------------
Total distributions .................................      (0.25)     (1.91)     (1.81)      (2.17)     (0.46)
                                                        -----------------------------------------------------
Net asset value, end of period ......................   $   9.96    $ 12.98    $ 15.23    $  15.09    $ 15.33
                                                        =====================================================
Total return ........................................     (21.34)%    (3.14)%    13.52%      13.05%      5.67%
                                                        =====================================================
Ratios/Supplemental Data
Net assets, end of period (in millions) .............   $    105       $ 90    $    93    $    116    $    93
Ratio of expenses to average net assets:
  Net of waivers/Recovery of fees ...................       0.90%      0.90%      0.90%       0.90%      0.88%
  Before waivers/Recovery of fees ...................       0.94%      0.93%      0.88%       0.93%      0.89%
Ratio of net investment income to average net assets:
  Net of waivers/Recovery of fees ...................       1.13%      1.08%      1.11%       1.04%      0.75%
  Before waivers/Recovery of fees ...................       1.09%      1.05%      1.13%       1.01%      0.74%
Portfolio turnover rate .............................         46%        77%        71%         60%        62%


SCOUT MID CAP FUND (FUND INCEPTION OCTOBER 31, 2006)
-------------------------------------------------------------------------------------------------
                                                               FOR THE PERIODS ENDED JUNE 30,
                                                             2009          2008           2007
-------------------------------------------------------------------------------------------------

Net asset value, beginning of period ................   $    11.28     $    12.01     $    10.00
                                                        ----------------------------------------
  Income from investment operations:
   Net investment income ............................         0.02             --           0.01
   Net realized and unrealized gain
    (loss) on securities ............................        (2.98)          0.17           2.01
                                                        ----------------------------------------
Total from investment operations ....................        (2.96)          0.17           2.02
                                                        ----------------------------------------
  Distributions from:
   Net investment income ............................        (0.02)            --          (0.01)
   Tax return of capital ............................           --          (0.07)            --
   Net realized gain on securities ..................           --          (0.83)            --
                                                        ----------------------------------------
Total distributions .................................        (0.02)         (0.90)         (0.01)
                                                        ----------------------------------------
Net asset value, end of period ......................   $     8.30     $    11.28     $    12.01
                                                        ========================================
Total return ........................................       (26.27)%         1.39%         20.26%
                                                        ========================================
Ratios/Supplemental Data
Net assets, end of period (in millions) .............   $       56     $       44     $       30
Ratio of expenses to average net assets:
  Net of waivers/Recovery of fees ...................         1.40%          1.40%          1.40%
  Before waivers/Recovery of fees ...................         1.39%          1.31%          1.93%
Ratio of net investment income to average net assets:
  Net of waivers/Recovery of fees ...................         0.35%         (0.49)%        (0.06)%
  Before waivers/Recovery of fees ...................         0.36%         (0.40)%        (0.59)%
Portfolio turnover rate .............................          360%           415%           234%




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
-------------------------------------------------------------------------------------------------
44                                                                      SCOUT FUNDS ANNUAL REPORT

========================================================================================================================
FINANCIAL HIGHLIGHTS
PER SHARE INCOME AND CAPITAL CHANGES FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

SCOUT SMALL CAP FUND
-------------------------------------------------------------------------------------------------------------------------
                                                                           FOR THE PERIODS ENDED JUNE 30,
                                                             2009       2008         2007          2006           2005
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...............   $    16.11    $    18.91    $   17.40    $   15.36    $    14.88
                                                       -----------------------------------------------------------------
  Income from investment operations:
   Net investment income ...........................        (0.04)           --           --           --            --
   Net realized and unrealized gain
    (loss) on securities ...........................        (5.09)        (1.40)        2.45         2.45          1.08
                                                       -----------------------------------------------------------------
Total from investment operations ...................        (5.13)        (1.40)        2.45         2.45          1.08
                                                       -----------------------------------------------------------------
  Distributions from:
   Net investment income ...........................           --            --           --           --            --
   Net realized gain on securities .................           --         (1.40)       (0.94)       (0.41)        (0.60)
                                                       -----------------------------------------------------------------
Total distributions ................................           --         (1.40)       (0.94)       (0.41)        (0.60)
                                                       -----------------------------------------------------------------
Net asset value, end of period .....................   $    10.98    $    16.11    $   18.91    $   17.40    $    15.36
                                                       =================================================================
Total return .......................................       (31.84)%       (7.90)%      14.70%       16.16%         7.34%
                                                       =================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions) ............   $      476    $      674    $     719    $     594    $      330
Ratio of expenses to average net assets ............         1.08%         1.01%        1.02%        1.06%         0.96%
Ratio of net investment income to average net assets        (0.36)%       (0.45)%      (0.13)%      (0.09)%       (0.23)%
Portfolio turnover rate ............................          327%          226%         207%          92%           66%




SCOUT INTERNATIONAL FUND (FORMERLY KNOWN AS THE UMB SCOUT WORLDWIDE FUND)*
------------------------------------------------------------------------------------------------------------------------
                                                                        FOR THE PERIODS ENDED JUNE 30,
                                                          2009          2008          2007         2006           2005
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...............   $    34.71    $    36.35    $   29.80    $   24.64    $    21.33
                                                       ----------------------------------------------------------------
  Income from investment operations:
   Net investment income ...........................         0.34          0.43         0.48         0.26          0.22
   Net realized and unrealized gain
    (loss) on securities ...........................       (10.59)        (1.02)        7.82         5.47          3.31
                                                       ----------------------------------------------------------------
Total from investment operations ...................       (10.25)        (0.59)        8.30         5.73          3.53
                                                       ----------------------------------------------------------------
  Distributions from:
   Net investment income ...........................        (0.35)        (0.45)       (0.45)       (0.27)        (0.22)
   Net realized gain on securities .................        (0.98)        (0.60)       (1.30)       (0.30)           --
                                                       ----------------------------------------------------------------
Total distributions ................................        (1.33)        (1.05)       (1.75)       (0.57)        (0.22)
                                                       ----------------------------------------------------------------
Net asset value, end of period .....................   $    23.13    $    34.71    $   36.35    $   29.80    $    24.64
                                                       ================================================================
Total return .......................................       (29.17)%       (1.71)%      28.47%       23.36%        16.58%
                                                       ================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions) ............   $    3,423    $    4,044    $   3,405    $   2,637    $    1,325
Ratio of expenses to average net assets ............         1.02%         0.96%        0.97%        1.03%         1.04%
Ratio of net investment income to average net assets         1.56%         1.32%        1.50%        1.08%         1.10%
Portfolio turnover rate ............................           16%           17%          19%          23%           19%



*EFFECTIVE OCTOBER 31, 2006, THE UMB SCOUT WORLDWIDE FUND WAS REORGANIZED AS THE
UMB SCOUT INTERNATIONAL FUND, AND THE FUND'S INVESTMENT OBJECTIVE AND CERTAIN
INVESTMENT POLICIES WERE CHANGED.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
-------------------------------------------------------------------------------------------------------------------------
JUNE 30, 2009                                                                                                          45


=====================================================================================
FINANCIAL HIGHLIGHTS
PER SHARE INCOME AND CAPITAL CHANGES FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

SCOUT INTERNATIONAL DISCOVERY FUND (FUND INCEPTION DECEMBER 31, 2007)
-------------------------------------------------------------------------------------
                                                       FOR THE PERIODS ENDED JUNE 30,
                                                               2009        2008
-------------------------------------------------------------------------------------

Net asset value, beginning of period .....................   $    9.73  $   10.00
                                                             --------------------
  Income from investment operations:
   Net investment income .................................        0.05       0.06
   Net realized and unrealized loss on securities ........       (2.69)     (0.27)
                                                             --------------------
Total from investment operations .........................       (2.64)     (0.21)
                                                             --------------------
  Distributions from:
   Net investment income .................................       (0.05)     (0.06)
   Net realized gain on securities .......................       (0.09)        --
                                                             --------------------
Total distributions ......................................       (0.14)     (0.06)
                                                             --------------------
Net asset value, end of period ...........................   $    6.95  $    9.73
                                                             ====================
Total return .............................................      (26.99)%    (2.09)%
                                                             ====================
Ratios/Supplemental Data
Net assets, end of period (in millions) ..................   $      15  $      12
Ratio of expenses to average net assets:
  Net of waivers .........................................        1.60%      1.60%
  Before waivers .........................................        3.27%      3.35%
Ratio of net investment income to average net assets:
  Net of waivers .........................................        0.94%      1.98%
  Before waivers .........................................       (0.73)%     0.23%
Portfolio turnover rate ..................................          15%        12%





SCOUT BOND FUND
------------------------------------------------------------------------------------------------------------
                                                           FOR THE PERIODS ENDED JUNE 30,
                                             2009          2008           2007          2006           2005
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...   $ 10.97     $   10.74     $   10.66     $    11.16     $   11.15
                                           -----------------------------------------------------------------
  Income from investment operations:
   Net investment income ...............      0.36          0.41          0.44           0.39          0.41
   Net realized and unrealized gain
    (loss) on securities ...............      0.39          0.23          0.08          (0.47)         0.04
                                           -----------------------------------------------------------------
Total from investment operations .......      0.75          0.64          0.52          (0.08)         0.45
                                           -----------------------------------------------------------------
  Distributions from:
   Net investment income ...............     (0.36)        (0.41)        (0.44)         (0.42)        (0.41)
   Net realized gain on securities .....        --            --            --             --         (0.03)
                                           -----------------------------------------------------------------
Total distributions ....................     (0.36)        (0.41)        (0.44)         (0.42)        (0.44)
                                           -----------------------------------------------------------------
Net asset value, end of period. ........   $ 11.36     $   10.97     $   10.74     $    10.66     $   11.16
                                           =================================================================
Total return ...........................      6.99%         6.02%         4.90%         (0.71)%        4.08%
                                           =================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)    $   129     $      88     $      93     $      119     $      76
Ratio of expenses to average net assets:
  Net of waivers/Recovery of fees ......      0.57%         0.87%         0.87%          0.87%         0.87%
  Before waivers/Recovery of fees ......      0.71%         0.91%         0.87%          0.90%         0.89%
Ratio of net investment income
  to average net assets:
  Net of waivers/Recovery of fees ......      3.18%         3.67%         4.04%          3.74%         3.65%
  Before waivers/Recovery of fees ......      3.04%         3.63%         4.05%          3.71%         3.63%
Portfolio turnover rate ................        46%           74%           34%            11%           25%


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
------------------------------------------------------------------------------------------------------------
46                                                                                 SCOUT FUNDS ANNUAL REPORT

==================================================================================================================
FINANCIAL HIGHLIGHTS
PER SHARE INCOME AND CAPITAL CHANGES FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

SCOUT MONEY MARKET FUND - FEDERAL PORTFOLIO - INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------

                                                               FOR THE PERIODS ENDED JUNE 30,
                                               2009          2008           2007          2006           2005
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                           ----------------------------------------------------------------------
  Income from investment operations:
   Net investment income ...............         0.01           0.03           0.05           0.04           0.02
                                           ----------------------------------------------------------------------
  Distributions from:
   Net investment income ...............        (0.01)         (0.03)         (0.05)         (0.04)         (0.02)
                                           ----------------------------------------------------------------------
Net asset value, end of period .........   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                           ======================================================================
Total return ...........................         0.61%          3.38%          4.82%          3.62%          1.69%
                                           ======================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)    $      185     $      167     $      278     $      205     $      203
Ratio of expenses to average net assets:
  Net of waivers .......................         0.48%(a)       0.47%(b)       0.46%(b)       0.50%(b)       0.51%(b)
  Before waivers .......................         0.52%          0.47%          0.46%          0.50%          0.51%
Ratio of net investment income
  to average net assets:
  Net of waivers .......................         0.59%(a)       3.26%(b)       4.73%(b)       3.58%(b)       1.65%(b)
  Before waivers .......................         0.55%          3.26%          4.73%          3.58%          1.65%


(A)THE ADVISOR HAS VOLUNTARILY WAIVED (IN THOUSANDS) $79 OF INVESTMENT ADVISORY FEES.
(B)RATIO REFLECTS NO WAIVER.


SCOUT MONEY MARKET FUND - FEDERAL PORTFOLIO - SERVICE CLASS (CLASS INCEPTION JULY 18, 2007)
-------------------------------------------------------------------------------------------
                                                      FOR THE PERIODS ENDED JUNE 30,
                                                           2009           2008
-------------------------------------------------------------------------------------------


Net asset value, beginning of period ................   $  1.00      $     1.00
                                                        -----------------------
  Income from investment operations:
   Net investment income ............................        --            0.03
                                                        -----------------------
  Distributions from:
   Net investment income ............................        --           (0.03)
                                                        -----------------------
Net asset value, end of period ......................   $  1.00      $     1.00
                                                        =======================
Total return ........................................      0.36%           2.69%
                                                        =======================
Ratios/Supplemental Data
Net assets, end of period (in millions) .............   $    91      $      145
Ratio of expenses to average net assets:
  Net of waivers ....................................      0.78%(a)        1.02%(b)
  Before waivers ....................................      1.02%           1.02%
Ratio of net investment income to average net assets:
  Net of waivers ....................................      0.39%(a)        2.88%(b)
  Before waivers ....................................      0.15%           2.88%

(A) THE ADVISOR HAS VOLUNTARILY WAIVED (IN THOUSANDS) $39 AND $291, RESPECTIVELY,
    OF INVESTMENT ADVISORY AND DISTRIBUTION FEES.
(B) RATIO REFLECTS NO WAIVER.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
-------------------------------------------------------------------------------------------
JUNE 30, 2009                                                                           47

==================================================================================================================
FINANCIAL HIGHLIGHTS
PER SHARE INCOME AND CAPITAL CHANGES FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

SCOUT MONEY MARKET FUND - PRIME PORTFOLIO - INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------
                                                                      FOR THE PERIODS ENDED JUNE 30,
                                               2009          2008           2007          2006           2005
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                           ----------------------------------------------------------------------
  Income from investment operations:
   Net investment income ...............         0.01           0.04           0.05           0.04           0.02

  Distributions from:
   Net investment income ...............        (0.01)         (0.04)         (0.05)         (0.04)         (0.02)
                                           ----------------------------------------------------------------------
Net asset value, end of period .........   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                           ======================================================================
Total return ...........................         0.81%          3.58%          4.90%          3.68%          1.71%
                                           ======================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)    $      401     $      526     $      671     $      572     $      517
Ratio of expenses to average net assets:
  Net of waivers .......................         0.50%(a)       0.48%(b)       0.46%(b)       0.50%(b)       0.50%(b)
  Before waivers .......................         0.53%          0.48%          0.46%          0.50%          0.50%
Ratio of net investment income
  to average net assets:
  Net of waivers .......................         0.84%(a)       3.47%(b)       4.80%(b)       3.64%(b)       1.69%(b)
  Before waivers .......................         0.81%          3.47%          4.80%          3.64%          1.69%

(A) THE ADVISOR HAS VOLUNTARILY WAIVED (IN THOUSANDS) $181 OF INVESTMENT ADVISORY FEES.
(B) RATIO REFLECTS NO WAIVER.


SCOUT MONEY MARKET FUND - PRIME PORTFOLIO - SERVICE CLASS (CLASS INCEPTION JULY 18, 2007)
----------------------------------------------------------------------------------------
                                                      FOR THE PERIODS ENDED JUNE 30,
                                                            2009           2008
----------------------------------------------------------------------------------------

Net asset value, beginning of period ................   $     1.00     $     1.00
                                                        -------------------------
  Income from investment operations:
   Net investment income ............................         0.01           0.03
                                                        -------------------------
  Distributions from:
   Net investment income ............................        (0.01)         (0.03)
                                                        -------------------------
Net asset value, end of period ......................   $     1.00     $     1.00
                                                        =========================
Total return ........................................         0.54 %         2.88%
                                                        =========================
Ratios/Supplemental Data
Net assets, end of period (in millions) .............   $      183     $      406
Ratio of expenses to average net assets:
  Net of waivers ....................................         0.80%(a)       1.03%(b)
  Before waivers ....................................         1.03%          1.03%
Ratio of net investment income to average net assets:
  Net of waivers ....................................         0.58%(a)       3.10%(b)
  Before waivers ....................................         0.35%          3.10%

(A) THE ADVISOR HAS VOLUNTARILY WAIVED (IN THOUSANDS) $83 AND $448, RESPECTIVELY,
    OF INVESTMENT ADVISORY AND DISTRIBUTION FEES.
(B) RATIO REFLECTS NO WAIVER.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
----------------------------------------------------------------------------------------
48                                                              SCOUT FUNDS ANNUAL REPORT

==================================================================================================================
FINANCIAL HIGHLIGHTS
PER SHARE INCOME AND CAPITAL CHANGES FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

SCOUT TAX-FREE MONEY MARKET FUND - INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------
                                                              FOR THE PERIODS ENDED JUNE 30,
                                               2009          2008           2007          2006           2005
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                           ----------------------------------------------------------------------
  Income from investment operations:
   Net investment income ...............         0.01           0.02           0.03           0.02           0.01
                                           ----------------------------------------------------------------------
  Distributions from:
   Net investment income ...............        (0.01)         (0.02)         (0.03)         (0.02)         (0.01)
                                           ----------------------------------------------------------------------
Net asset value, end of period .........   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                           ======================================================================
Total return ...........................         0.70%          2.36%          3.14%          2.37%          1.25%
                                           ======================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)    $      122     $      124     $      140     $      110     $      147
Ratio of expenses to average net assets:
  Net of waivers .......................         0.58%(a)       0.53%(b)       0.49%(b)       0.53%(b)       0.51%(b)
  Before waivers .......................         0.58%          0.53%          0.49%          0.53%          0.51%
Ratio of net investment income
  to average net assets:
  Net of waivers .......................         0.68%(a)       2.29%(b)       3.10%(b)       2.33%(b)       1.24%(b)
  Before waivers .......................         0.68%          2.29%          3.10%          2.33%          1.24%

(A) THE ADVISOR HAS VOLUNTARILY WAIVED (IN THOUSANDS) $2 OF INVESTMENT ADVISORY FEES.
(B) RATIO REFLECTS NO WAIVER.


SCOUT TAX-FREE MONEY MARKET FUND - SERVICE CLASS (CLASS INCEPTION JULY 18, 2007)
--------------------------------------------------------------------------------
                                                  FOR THE PERIODS ENDED JUNE 30,
                                                        2009             2008
--------------------------------------------------------------------------------

Net asset value, beginning of period ............     $    1.00      $    1.00
                                                      ------------------------
  Income from investment operations:
   Net investment income ........................            --           0.02
                                                      ------------------------
  Distributions from:
   Net investment income ........................            --          (0.02)
                                                      ------------------------
Net asset value, end of period ..................     $    1.00      $    1.00
                                                      ========================
Total return ....................................          0.44%          1.75%
                                                      ========================
Ratios/Supplemental Data
Net assets, end of period (in millions) .........     $      19      $      25
Ratio of expenses to average net assets:
  Net of waivers ................................          0.84%(a)       1.08%(b)
  Before waivers ................................          1.08%          1.08%
Ratio of net investment income
  to average net assets:
  Net of waivers ................................          0.45%(a)       1.87%(b)
  Before waivers ................................          0.21%          1.87%

(A) THE ADVISOR HAS VOLUNTARILY WAIVED (IN THOUSANDS) $46 OF DISTRIBUTION FEES.
(B) RATIO REFLECTS NO WAIVER.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
JUNE 30, 2009                                                                 49

================================================================================
NOTES TO FINANCIAl STATEMENTS
June 30, 2009


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Scout Funds, a Delaware statutory trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently consists of the following ten diversified portfolios: Scout Stock Fund ("Stock"), Scout Mid Cap Fund ("Mid Cap"), Scout Small Cap Fund ("Small Cap"), Scout TrendStar Small Cap Fund ("TrendStar Small Cap"), Scout International Fund ("International"), Scout International Discovery Fund ("International Discovery"), Scout Bond Fund ("Bond"), Scout Money Market Fund - Federal Portfolio ("Money Market - Federal Portfolio"), Scout Money Market Fund - Prime Portfolio ("Money Market - Prime Portfolio") and Scout Tax-Free Money Market Fund ("Tax-Free Money Market"), (individually referred to as a "Fund," or collectively as the "Funds"). Prior to October 2006, the Scout International Fund was known as the UMB Scout WorldWide Fund. The Scout TrendStar Small Cap Fund is excluded from this Report because it had not yet commenced operations as of the date of this Report.

The Funds' investment objectives are as follows:

FUND                                   INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
Stock ...............................  Long-term growth of capital and income
Mid Cap .............................  Long-term growth of capital
Small Cap ...........................  Long-term growth of capital
International .......................  Long-term growth of capital and income
International Discovery .............  Long-term growth of capital
Bond ................................  Maximum current income consistent with quality and maturity standards
Money Market - Federal Portfolio ....  Maximum income consistent with safety of principal and liquidity
Money Market - Prime Portfolio ......  Maximum income consistent with safety of principal and liquidity
Tax-Free Money Market ...............  Highest level of income exempt from federal income tax consistent with
                                       quality and maturity standards
--------------------------------------------------------------------------------

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

a) SECURITY VALUATIONS -- Each security listed on an exchange, except Nasdaq National Market(R) and Nasdaq SmallCap(R) securities, is valued at its last sales price on that exchange. Where the security is listed on more than one exchange, a Fund will use the price of that exchange which it generally considers to be the principal exchange on which the security is traded. If there are no sales, the security is valued at the mean between the last current closing bid and asked prices. Nasdaq National Market(R) and Nasdaq SmallCap(R) securities are valued at the Nasdaq Official Closing Price. An unlisted security for which over-the-counter market quotations are readily available is valued at the mean between the last current bid and asked prices. Debt securities (other than short-term instruments maturing within 60 days), including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer- supplied valuations and formula-based techniques. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

     If the market price of a portfolio security is not readily available, or the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value in accordance with procedures adopted by the Board of Trustees. In addition, the Funds' advisor will value a security at fair value when significant events that materially affect the security's price occur after the last available market price and before the Fund calculates its net asset value ("NAV"). The fair value of securities is determined in good faith by taking into account all appropriate factors relevant to the value of the security. Securities held in the International and International Discovery Funds may be listed on foreign exchanges that do not value their listed securities at the same time that the Fund calculates its NAV. These Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

     Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income and distributions to shareholders are recorded on ex-dividend dates. Realized gains and losses from investments and unrealized appreciation and depreciation of investments are reported on the identified cost basis, which is also used for income tax purposes.

     In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. The Funds adopted FAS 157 on July 1, 2008. In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP FAS 157-4"), effective for interim and annual periods ending after June 15, 2009. FSP FAS 157-4 expands existing fair value measurement disclosure to include a breakout of the current FAS 157 chart to add category and/or security types.

     Under FAS 157, various inputs are used in determining the value of the Fund's investments. These inputs are summarized into three broad levels as described below:

     o    Level 1 -- quoted prices in active markets for identical securities;

     o Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotations obtained from pricing services); or

     o Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

     The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. For example, money market holdings are valued using amortized cost under Rule 2a-7 of the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a holding, but since the value is not obtained from a quoted price in an active market, such holdings are reflected as Level 2.

--------------------------------------------------------------------------------
50                                                     SCOUT FUNDS ANNUAL REPORT

================================================================================

The following is a summary of the inputs used, as of June 30, 2009, in valuing the Funds' assets:

STOCK:

SECTOR                            LEVEL 1           LEVEL 2      LEVEL 3         TOTAL
----------------------------------------------------------------------------------------
Consumer Discretionary .....   $    7,257,900   $           --   $ --     $    7,257,900
Consumer Staples ...........       12,553,700               --     --         12,553,700
Energy .....................       12,761,040               --     --         12,761,040
Financials .................       12,065,404               --     --         12,065,404
Health Care ................       17,251,150               --     --         17,251,150
Industrials ................        9,450,420               --     --          9,450,420
Information Technology .....       20,524,980               --     --         20,524,980
Materials ..................        7,518,760               --     --          7,518,760
Utilities ..................        3,376,800               --     --          3,376,800
U.S. Government and Agencies             --          1,822,000     --          1,822,000
                               ---------------------------------------------------------
Total ......................   $  102,760,154   $    1,822,000   $ --     $  104,582,154
                               =========================================================

MID CAP:
SECTOR                            LEVEL 1           LEVEL 2      LEVEL 3         TOTAL
----------------------------------------------------------------------------------------
Consumer Discretionary .....   $    7,641,184   $           --   $ --     $    7,641,184
Consumer Staples ...........        1,037,308               --     --          1,037,308
Energy .....................        7,690,597               --     --          7,690,597
Financials .................        9,529,916               --     --          9,529,916
Health Care ................        6,672,257               --     --          6,672,257
Industrials ................        5,759,868               --     --          5,759,868
Information Technology .....        9,829,591               --     --          9,829,591
Materials ..................        3,483,977               --     --          3,483,977
Miscellaneous ..............          573,952               --     --            573,952
Telecommunication Services .          971,892               --     --            971,892
Utilities ..................        1,452,798               --     --          1,452,798
U.S. Government and Agencies             --            804,000     --            804,000
                               ---------------------------------------------------------
Total ......................   $   54,643,340   $      804,000   $ --     $   55,447,340
                               =========================================================

SMALL CAP:
SECTOR                            LEVEL 1           LEVEL 2      LEVEL 3         TOTAL
----------------------------------------------------------------------------------------
Consumer Discretionary .....   $   47,001,250   $           --   $ --     $   47,001,250
Consumer Staples ...........        4,500,000               --     --          4,500,000
Energy .....................       43,243,100               --     --         43,243,100
Financials .................       11,131,648               --     --         11,131,648
Health Care ................       15,629,700               --     --         15,629,700
Industrials ................      133,772,300               --     --        133,772,300
Information Technology......      138,105,467               --     --        138,105,467
Materials ..................       28,615,550               --     --         28,615,550
Telecommunication Services .        8,856,000               --     --          8,856,000
U.S. Government and Agencies             --         44,871,000     --         44,871,000
                               ---------------------------------------------------------
Total ......................   $  430,855,015   $   44,871,000   $ --     $  475,726,015
                               =========================================================

INTERNATIONAL:
SECTOR                            LEVEL 1           LEVEL 2      LEVEL 3         TOTAL
----------------------------------------------------------------------------------------
Consumer Discretionary .....   $  272,807,503   $           --   $ --     $  272,807,503
Consumer Staples ...........      455,087,199               --     --        455,087,199
Energy .....................      282,049,139       30,680,505     --        312,729,644
Financials .................      625,836,997               --     --        625,836,997
Health Care ................      445,058,346               --     --        445,058,346
Industrials ................      313,304,898               --     --        313,304,898
Information Technology .....      383,212,339               --     --        383,212,339
Materials ..................      247,095,243               --     --        247,095,243
Telecommunication Services .      156,740,316               --     --        156,740,316
Utilities ..................       55,036,575               --     --         55,036,575
U.S. Government and Agencies             --        143,440,000     --        143,440,000
                               ---------------------------------------------------------
Totals .....................   $3,236,228,555   $  174,120,505   $ --     $3,410,349,060
                               =========================================================

                                                                (CONTINUED ON NEXT PAGE)

--------------------------------------------------------------------------------
JUNE 30, 2009                                                                 51

================================================================================
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
June 30, 2009


INTERNATIONAL DISCOVERY:
SECTOR                                  LEVEL 1        LEVEL 2         LEVEL 3     TOTAL
--------------------------------------------------------------------------------------------
Consumer Discretionary ...........   $  1,848,389   $    272,460    $    --     $  2,120,849
Consumer Staples .................      1,364,314             --         --        1,364,314
Energy ...........................        575,708        189,224         --          764,932
Financials .......................      1,653,857        434,558         --        2,088,415
Health Care ......................      1,258,030             --         --        1,258,030
Industrials ......................      2,654,235             --         --        2,654,235
Information Technology ...........      1,657,472        234,879         --        1,892,351
Materials ........................        863,769             --         --          863,769
Miscellaneous ....................        302,240             --         --          302,240
Telecommunication Services .......        433,655             --         --          433,655
Utilities ........................        163,526             --         --          163,526
U.S. Government and Agencies .....             --      1,115,000         --        1,115,000
                                     -------------------------------------------------------
Totals ...........................   $ 12,775,195   $  2,246,121    $    --     $ 15,021,316
                                     =======================================================

BOND:
SECURITY TYPE                           LEVEL 1        LEVEL 2         LEVEL 3     TOTAL
--------------------------------------------------------------------------------------------
Commercial Paper .................   $         --   $  3,498,000    $    --     $  3,498,000
Corporate Debt ...................             --     45,505,603         --       45,505,603
U.S. Government and Agencies .....             --     79,166,891         --       79,166,891
                                     -------------------------------------------------------
Total ............................   $         --   $128,170,494    $    --     $128,170,494
                                     =======================================================

MONEY MARKET -- FEDERAL PORTFOLIO:
SECURITY TYPE                           LEVEL 1        LEVEL 2         LEVEL 3     TOTAL
--------------------------------------------------------------------------------------------
U.S. Government and Agencies .....   $         --   $275,683,373    $    --     $275,683,373
                                     -------------------------------------------------------
Total ............................   $         --   $275,683,373    $    --     $275,683,373
                                     =======================================================

MONEY MARKET -- PRIME PORTFOLIO:
SECURITY TYPE                           LEVEL 1        LEVEL 2         LEVEL 3     TOTAL
--------------------------------------------------------------------------------------------
Commercial Paper .................   $         --   $390,485,982    $    --     $390,485,982
Corporate Debt ...................             --      7,034,251         --        7,034,251
Municipal Bonds ..................             --      7,500,000         --        7,500,000
U.S. Government and Agencies .....             --    180,556,324         --      180,556,324
                                     -------------------------------------------------------
Total ............................   $         --   $585,576,557    $    --     $585,576,557
                                     =======================================================

TAX-FREE MONEY MARKET:
SECURITY TYPE                           LEVEL 1        LEVEL 2         LEVEL 3     TOTAL
--------------------------------------------------------------------------------------------
Commercial Paper .................   $         --   $ 17,756,000    $    --     $ 17,756,000
Municipal Bonds ..................             --    120,322,252         --      120,322,252
                                     -------------------------------------------------------
Total ............................   $         --   $138,078,252    $    --     $138,078,252
                                     =======================================================




b) FOREIGN CURRENCY AND RISK -- Amounts denominated in, or expected to settle in, foreign currencies ("FCs") are translated into United States dollars ("US$") at rates provided by an independent pricing service on the following basis:

     i. Assets and liabilities -- at the closing rate of exchange as of 4:00 p.m. Eastern Standard Time on June 30, 2009.

     ii. Purchases and sales of investment securities, income and expenses -- at the rate of exchange prevailing on the respective dates of such transactions (or the average rate if significant rate fluctuations have not occurred).

     The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from foreign currency transactions.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities; sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the US$ equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

     Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks.

c) FEDERAL INCOME TAXES -- The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore no federal income tax provision is required.

--------------------------------------------------------------------------------
52                                                     SCOUT FUNDS ANNUAL REPORT

     Effective December 31, 2007, the Funds adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes," a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of June 30, 2009. Also, the Funds have recognized no interest and penalties related to uncertain tax benefits for the year ended June 30, 2009. At June 30, 2009, the tax years June 30, 2006 through June 30, 2009 remain open to examination in the Funds' major tax jurisdictions.

     As of June 30, 2009, the following Funds had net capital loss carryovers:


                                MID        SMALL                  INTERNATIONAL
     (IN THOUSANDS)    STOCK    CAP         CAP    INTERNATIONAL   DISCOVERY
     --------------------------------------------------------------------------
     For losses expiring
     June 30,
         2011     $     --    $     --    $     --   $     --    $     --
         2012           --          --          --         --          --
         2013           --          --          --         --          --
         2014           --          --          --         --          --
         2015           --          --          --         --          --
         2016           --          --       7,205         --          --
         2017        5,711       7,229      48,224    114,409         116
                  -------------------------------------------------------
                  $  5,711    $  7,229    $ 55,429   $114,409    $    116
                  =======================================================

                                   MONEY         MONEY
                                   MARKET-       MARKET-      TAX-FREE
                                   FEDERAL        PRIME        MONEY
     (IN THOUSANDS)    BOND       PORTFOLIO     PORTFOLIO      MARKET
     -------------------------------------------------------------------
     For losses expiring
     June 30,
         2011          $  --        $  --          $ --         $ 25
         2012             --           --            --           --
         2013            53            --            --           --
         2014           180             1            41           --
         2015           680             1             3           --
         2016           867            --            --           --
         2017            --            --            --            2
                     ------------------------------------------------
                     $1,780         $   2         $  44         $ 27
                     ================================================

     Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the year ended June 30, 2009, the Bond and Money Market - Federal Portfolio Funds utilized (in thousands) $117 and $10, respectively, of their capital loss carryovers.

     As of June 30, 2009, the Stock, Mid Cap, Small Cap, International, International Discovery and Money Market - Prime Portfolio Funds had (in thousands) $12,353, $5,350, $151,509, $234,022, $1,200 and $32,
     respectively, of post-October capital losses, which are deferred until July 1, 2009 for tax purposes. Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first day of the Fund's next taxable year.

     As of June 30, 2009, the International Discovery Fund had (in thousands) $2 of post-October currency losses, which are deferred until July 1, 2009 for tax purposes. Net currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

d) DISTRIBUTIONS TO SHAREHOLDERS -- Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differing treatment for items such as net operating losses.

e) TREASURY'S TEMPORARY GUARANTEE PROGRAM -- The Scout Money Market Funds (each a "Fund" and together the "Funds") have entered into a Guarantee Agreement with the United States Department of the Treasury (the "Treasury") to participate in the Treasury's Temporary Guarantee Program for Money Market Funds (the "Program").

     Under the Program, the Treasury guarantees the share price of shares held in the Funds by shareholders as of September 19, 2008 at $1.00 per share if the Fund's NAV per share falls below $0.995 (a "Guarantee Event") and the Fund liquidates . Recovery under the Program is subject to certain conditions and limitations.

     Fund shares acquired by investors after September 19, 2008 that increase the number of Fund shares the investor held at the close of business on September 19, 2008 are not eligible for protection under the Program. In addition, Fund shares acquired by investors who did not hold Fund shares at the close of business on September 19, 2008 are not eligible for protection under the Program.

     Participation in the Program for the three-month period ended December 18, 2008 required a payment to the Treasury in the amount of 0.010% of the net asset value of the respective Fund as of September 19, 2008. The continued participation of the Funds in the Program through April 30, 2009 required an additional payment to the Treasury of 0.015% of the net asset value of the respective Fund as of September 19, 2008. Each Fund bears the expense of its participation in the program. Payments made are being amortized over the period of the participation in the Program and are shown as "Treasury insurance fees" on the Statements of Operations.

     On March 31, 2009, the Treasury announced the further extension of its Temporary Guarantee Program for Money Market Funds until September 18, 2009, at which time the Program is scheduled to terminate for all money market funds. The Money Market - Prime Portfolio and Tax-Free Money Market Funds have applied for continued participation in the Program for the period from May 1, 2009 through September 18, 2009. The continued participation of the Funds through September 18, 2009 required an additional payment to the Treasury in the amount of 0.015% of the net asset value of each of the participating Funds as of September 19, 2008. The Money Market - Federal Portfolio has not applied for continued participation and thus will not participate in the Program after April 30, 2009.

f) AMORTIZATION -- Discounts and premiums on securities purchased are amortized over the life of the respective securities.

g) USE OF ESTIMATES -- The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

h) GUARANTEES AND INDEMNIFICATIONS -- In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

i) MULTIPLE SHARE CLASS - Money Market Funds -- The Money Market - Federal Portfolio, Money Market - Prime Portfolio, and Tax-Free Money Market Funds each offer two classes of shares (Investor Class and Service Class). The Service Class shares are subject to a 0.50% distribution fee. The Investor Class shares have no distribution fee. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.

     For the year ended June 30, 2009, the Advisor for the Money Market - Federal Portfolio, Money Market - Prime Portfolio, and Tax-Free Money Market Funds voluntarily waived (in thousands) $291, $448, and $46, respectively, of distribution fees.

                                                        (CONTINUED ON NEXT PAGE)

--------------------------------------------------------------------------------
JUNE 30, 2009                                                                 53

================================================================================
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
 June 30, 2009


2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) INVESTMENT ADVISORY FEES -- The Trust, on behalf of the Funds, has entered into an Investment Advisory Agreement (the "Agreement") with Scout Investment Advisors, Inc. (the "Advisor"). Each of the Funds was subject to the following fees under the Agreement for the period from July 1, 2008 through June 30, 2009:

     Stock -- 0.60% of the first $1 billion of average daily net assets and 0.575% of average daily net assets over $1 billion.

     Mid Cap -- 0.80% of the first $1 billion of average daily net assets and 0.70% of average daily net assets over $1 billion.

     Small Cap -- 0.75% of the first $1 billion of average daily net assets and 0.65% of average daily net assets over $1 billion.

     International -- 0.80% of the first $1 billion of average daily net assets and 0.70% of average daily net assets over $1 billion.

     International Discovery -- 0.95% of the first $1 billion of average daily net assets and 0.85% of average daily net assets over $1 billion.

     Bond -- 0.40% of average daily net assets.

     Money Market - Federal Portfolio and Tax-Free Money Market -- 0.30% of average daily net assets.

     Money Market - Prime Portfolio -- 0.34% of average daily net assets.

     Under an agreement with the Trust (the "Expense Limitation Agreement"), on behalf of the Stock, Mid Cap, International Discovery, and Bond Funds, the Advisor has agreed to waive advisory fees and, if necessary, to assume certain other expenses in order to limit the total annual operating expenses (excluding any taxes, interest, brokerage fees and non-routine expenses) of the Stock, Mid Cap, International Discovery, and Bond Funds to no more than 0.90%, 1 .40%, 1.60% and 0.57% of each Fund's average daily net assets (the "Expense Limit"), respectively, through October 31, 2010. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent total annual operating expenses (excluding any taxes, interest, brokerage fees and non-routine expenses) for a fiscal year do not exceed the Expense Limit that was in place at the time the fees were waived or expenses were assumed. The Advisor shall only be entitled to recoup amounts for a period of three years from the date such amount was waived or reimbursed and no reimbursement will be sought for the periods prior to October 31, 2006 for the Stock, Mid Cap, and Bond Funds.

     For the year ended June 30, 2009, the Advisor recovered previously reimbursed amounts of (in thousands) $3 from the Mid Cap Fund.

     The Funds had the following amounts that were eligible for recovery by the
     Advisor:

                                                          INTERNATIONAL
     (IN THOUSANDS)                  STOCK      MID CAP     DISCOVERY       BOND
     ---------------------------------------------------------------------------
     Expense Reimbursements
     Eligible for Recovery :
        6/30/06 ....................  $32          $--          $--          $35
        6/30/07 ....................   --           32           --           --
        6/30/08 ....................   27           --           70           36
                                      ------------------------------------------
          Totals ...................  $59          $32          $70          $71
                                      ==========================================

     For the year ended June 30, 2009, the Advisor for the Money Market - Federal Portfolio, Money Market - Prime Portfolio, and Tax-Free Money Market Funds voluntarily waived (in thousands) $118, $264, and $2, respectively, of Investment Advisory fees.

b) ADMINISTRATION AND FUND ACCOUNTING FEES -- The Trust, on behalf of the Funds, has entered into an Administration and Fund Accounting Agreement with UMB Fund Services, Inc. ("UMBFS"), an affiliate of the Advisor. Each of the Funds was subject to the following fees under the Administration and Fund Accounting Agreement for the period from July 1, 2008 through June 30, 2009:

     Stock, Mid Cap, Small Cap, Money Market - Federal Portfolio, Money Market - Prime Portfolio and Tax-Free Money Market -- 0.10% of the first $250 million of average daily net assets, 0.075% of the next $250 million of average daily net assets, 0.050% of the next $250 million of average daily net assets and 0.030% of daily net assets over $750 million.

     Bond -- 0.08% of the first $250 million of average daily net assets, 0.075% of the next $250 million of average daily net assets, 0.050% of the next $250 million of average daily net assets and 0.030% of daily net assets over $750 million.

     International and International Discovery -- 0.12% of the first $250 million of average daily net assets, 0.095% of the next $250 million of average daily net assets, 0.070% of the next $250 million of average daily net assets and 0.050% of daily net assets over $750 million.

c) REDEMPTION FEES -- Shareholders of the Mid Cap, Small Cap, International and International Discovery Funds will be charged a 2.00% Redemption fee for shares redeemed or exchanged within two months of purchase. The fee is imposed to offset transaction costs and other expenses associated with short-term investing. Redemption fees are recorded by the Funds as a reduction of shares redeemed and as a credit to capital. For the year ended June 30, 2009, the Mid Cap, Small Cap, International, and International Discovery Funds received (in thousands) $7, $35, $576, and $1, respectively, in Redemption fees.

d)   SALES CHARGES -- The Funds are not subject to any Sales Charges (Load).

e) SHAREHOLDER SERVICING FEES -- UMBFS also serves as the Funds' transfer agent. UMBFS is paid a fee for these services based on the number of shareholder accounts and activity levels.

f) CUSTODIAN FEES -- UMB Bank, n.a. (the "Bank"), an affiliate of the Advisor, serves as the Funds' custodian. The Bank receives a fee for its services based on the value of securities held in the Funds and the number of transactions.

g) GENERAL -- Certain of the Officers and Directors of the Trust are Officers and Directors of one or more of the above affiliates.

3. INVESTMENT TRANSACTIONS

The aggregate amounts of security transactions during the year ended June 30, 2009, excluding short-term investments, were as follows:

                                               OTHER THAN
                                             U.S. GOVERNMENT   U.S. GOVERNMENT
(IN THOUSANDS)                                 SECURITIES         SECURITIES
--------------------------------------------------------------------------------
STOCK:
  Purchases ..............................     $   90,062         $       --
  Sale/Maturity proceeds .................         44,410                 --
MID CAP:
  Purchases ..............................        162,347                 --
  Sale/Maturity proceeds .................        139,226                 --
SMALL CAP:
  Purchases ..............................      1,594,078                 --
  Sale/Maturity proceeds .................      1,554,627                 --
INTERNATIONAL:
  Purchases ..............................      1,082,124                 --
  Sale/Maturity proceeds .................        443,303                 --
INTERNATIONAL DISCOVERY:
  Purchases ..............................          7,446                 --
  Sale/Maturity proceeds. ................          1,556                 --
BOND:
  Purchases ..............................         40,599             40,165
  Sale/Maturity proceeds .................         11,017             33,116
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
54                                                     SCOUT FUNDS ANNUAL REPORT

================================================================================

The aggregate amount of security transactions during the year ended June 30, 2009 were as follows:

                                                  OTHER THAN
                                                U.S. GOVERNMENT  U.S. GOVERNMENT
(IN THOUSANDS)                                    SECURITIES         SECURITIES
--------------------------------------------------------------------------------
MONEY MARKET - FEDERAL PORTFOLIO:
  Purchases ................................       $        --       $13,869,104
  Sale/Maturity proceeds ...................                --        13,907,759
MONEY MARKET - PRIME PORTFOLIO:
  Purchases ................................        18,578,238         2,809,028
  Sale/Maturity proceeds ...................        18,778,530         2,961,495
TAX-FREE MONEY MARKET:
  Purchases ................................           657,592                --
  Sale/Maturity proceeds ...................           667,643                --
--------------------------------------------------------------------------------

4. FEDERAL TAX INFORMATION

At June 30, 2009, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

                                                                                         INTERNATIONAL
(IN THOUSANDS)                   STOCK          MID CAP       SMALL CAP    INTERNATIONAL   DISCOVERY
-------------------------------------------------------------------------------------------------------
Unrealized appreciation ...   $     7,633    $     6,468    $    61,321    $   529,300    $       873
Unrealized depreciation ...        (9,912)        (2,139)       (37,303)      (529,727)        (3,558)
                              -----------------------------------------------------------------------
Net unrealized appreciation
  (depreciation) ..........   $    (2,279)   $     4,329    $    24,018    $      (427)   $    (2,685)
                              =======================================================================
Cost of securities
  on a tax basis ..........   $   106,861    $    51,118    $   451,708    $ 3,410,776    $    17,707
                              =======================================================================


                                                      MONEY                MONEY
                                                      MARKET -            MARKET-
(IN THOUSANDS)                                        FEDERAL              PRIME            TAX-FREE
                                     BOND            PORTFOLIO           PORTFOLIO        MONEY MARKET
-------------------------------------------------------------------------------------------------------
Unrealized appreciation .......   $   3,148           $      --          $      --          $      --
Unrealized depreciation .......         (64)                 --                 --                 --
                                  --------------------------------------------------------------------
Net unrealized appreciation
(depreciation) ................   $   3,084           $      --          $      --          $      --
                                  ====================================================================
Cost of securities
  on a tax basis ..............   $ 125,086           $ 275,683          $ 585,577          $ 138,078
                                  ====================================================================


The tax character of distributions paid during the years ended June 30, 2009 and 2008, were as follows:

                                                                                                               International
                             STOCK               MID CAP           SMALL CAP            INTERNATIONAL             DISCOVERY
                        -----------------    ------------------  ------------------   --------------------  --------------------
                         YEAR      YEAR       YEAR      YEAR      YEAR     YEAR          YEAR       YEAR      YEAR       YEAR
                        ENDED     ENDED       ENDED     ENDED     ENDED    ENDED        ENDED       ENDED     ENDED      ENDED
                       JUNE 30, JUNE 30,     JUNE 30,  JUNE 30,  JUNE 30,  JUNE 30,    JUNE 30,    JUNE 30,   JUNE 30,  JUNE 30,
(IN THOUSANDS)           2009      2008        2009      2008      2009      2008        2009        2008       2009      2008
---------------------------------------------------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary Income .   $  1,169   $  1,237   $    112   $  2,714   $  --     $   --     $ 47,489   $ 68,321   $    246   $     78
  Net long-term
   capital gains ..      1,354      9,226         --          7      --       52,791    116,491     39,893         --         --
                      -----------------------------------------------------------------------------------------------------------
Total taxable
  distributions ...      2,523     10,463        112      2,721      --       52,791    163,980    108,214        246         78
  Exempt interest .         --         --         --         --      --           --         --         --         --         --
  Tax return of
   capital ........         --         --         --        216      --           --         --         --         --         --
                      -----------------------------------------------------------------------------------------------------------
Total distributions
  paid ............   $  2,523   $ 10,463   $    112   $  2,937   $  --     $ 52,791   $163,980   $108,214   $    246   $     78
                      ===========================================================================================================


                                                      MONEY                   MONEY
                                                     MARKET -                 MARKET -                    TAX-FREE
                              BOND              FEDERAL PORTFOLIO         PRIME PORTFOLIO               MONEY MARKET
                       ---------------------  -----------------------   -----------------------   ----------------------
                         YEAR        YEAR        YEAR         YEAR         YEAR         YEAR         YEAR         YEAR
                         ENDED      ENDED       ENDED        ENDED         ENDED        ENDED       ENDED         ENDED
                        JUNE 30,   JUNE 30,    JUNE 30,      JUNE 30,     JUNE 30,     JUNE 30,    JUNE 30,      JUNE 30,
(IN THOUSANDS)           2009        2008        2009          2008         2009         2008        2009          2008
-------------------------------------------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary Income .   $ 3,268      $ 3,192      $ 1,598      $ 9,672      $ 5,527      $24,583      $    --      $    --
  Net long-term
   capital gains ..        --           --           --           --           --           --           --           --
                      ---------------------------------------------------------------------------------------------------
Total taxable .....     3,268        3,192        1,598        9,672        5,527       24,583           --           --
  distributions
  Exempt interest .        --           --           --           --           --           --        1,145        3,287
  Tax return of
   capital ........        --           --           --           --           --           --           --           --
                      ---------------------------------------------------------------------------------------------------
Total distributions
  paid                $ 3,268      $ 3,192      $ 1,598      $ 9,672      $ 5,527      $24,583      $ 1,145      $ 3,287
                      ===================================================================================================
                                                                                                  (CONTINUED ON NEXT PAGE)


--------------------------------------------------------------------------------
JUNE 30, 2009                                                                 55

================================================================================
NOTES TO FINANCIAl STATEMENTS (Continued)
June 30, 2009

As of June 30, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:


                                                                                                          INTERNATIONAL
(IN THOUSANDS)                                           STOCK        MID CAP     SMALL CAP  INTERNATIONAL  DISCOVERY
-------------------------------------------------------------------------------------------------------------------------
Undistributed ordinary income .......................   $      60    $      20    $      --    $   1,704    $      24
Undistributed long-term capital gains ...............          --           --           --           --           --
                                                        --------------------------------------------------------------
Tax accumulated earnings ............................          60           20           --        1,704           24
Accumulated capital and other losses ................     (18,064)     (12,579)    (206,938)    (348,431)      (1,318)
Unrealized appreciation (depreciation) on investments      (2,279)       4,329       24,018         (427)      (2,685)
Unrealized appreciation on foreign currency .........          --           --           --            2           --
                                                        --------------------------------------------------------------
Total accumulated earnings (deficit) ................   $ (20,283)   $  (8,230)   $(182,920)   $(347,152)   $  (3,979)
                                                        ===============================================================



                                                                   MONEY MARKET -     MONEY MARKET -     TAX-FREE
(IN THOUSANDS)                                         BOND        FEDERAL PORTFOLIO  PRIME PORTFOLIO  MONEY MARKET
-------------------------------------------------------------------------------------------------------------------
Undistributed ordinary income .......................   $       1       $      --       $      --       $      --
Undistributed long-term capital gains ...............          --              --              --              --
                                                        ---------------------------------------------------------
Tax accumulated earnings ............................           1              --              --              --
Accumulated capital and other losses ................      (1,780)             (2)            (76)            (27)
Unrealized appreciation (depreciation) on investments       3,084              --              --              --
Unrealized appreciation on foreign currency .........          --              --              --              --
                                                        ---------------------------------------------------------
Total accumulated earnings (deficit) ................   $   1,305       $      (2)      $     (76)      $     (27)
                                                        =========================================================

5. SUBSEQUENT EVENTS

Effective June 30, 2009, UMB Financial Corporation ("UMBFC"), the parent company to the Advisor, restructured its asset management business which is now conducted primarily through Scout Investment Advisors, Inc. ("SIA"). SIA was repositioned as a subsidiary of UMBFC rather than of UMB Bank, n.a.; and in connection with the restructuring, SIA changed the name of the series of the Trust (each a "Fund" and collectively, the "Funds") as "Scout Funds," removing "UMB" from the names of the Trust and the Funds effective July 1, 2009. The Funds have evaluated subsequent events through August 27, 2009.

TrendStar Advisors, LLC ("TrendStar"), the investment advisor to the TrendStar Small-Cap Fund, entered into an agreement to sell its investment advisory business to SIA. Under the agreement, Thomas W. Laming and James R. McBride, TrendStar's portfolio managers, joined SIA and the TrendStar Small-Cap Fund was reorganized into the Scout Funds Family as the Scout TrendStar Small Cap Fund. The TrendStar team began the continuing management of the Scout TrendStar Small Cap Fund according to the TrendStar investment philosophy effective July 1, 2009.

6. ACCOUNTING PRONOUNCEMENTS

In March 2008, the FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosure about Derivative Instruments and Hedging Activities" (SFAS
161). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Funds adopted SFAS 161 on June 30, 2009. SFAS 161 requires enhanced disclosures about the Funds' derivative and hedging activities, including how such activities are accounted for and their effects on the Funds' financial position, performance and cash flows. The Funds do not hold any derivative or hedging positions as of June 30, 2009.

The International and International Discovery Funds' policies permit the Funds to enter into forward foreign currency exchange contracts ("FFCECs") principally to hedge either specific transactions or portfolio positions in an attempt to minimize currency value fluctuations. The investment policies of the remaining Funds are such that they are not permitted to invest in FFCECs. FFCECs involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days, agreed upon by the parties, from the date of the contract, at a price set at the time of the contract. The FFCECs were bought or sold to protect the Funds, to some degree, from a possible loss resulting from an adverse change in the relationship between foreign currencies and the United States dollar ("US$"). Although such contracts may minimize the risk of loss due to a decline in value of the hedged currency, the contracts may limit any potential gain that may result from currency increases.

The risks to the Funds of entering into FFCECs include currency risks, such as fluctuations in the value of foreign currencies and the performance of foreign currencies relative to the US$; exchange control regulations; and costs incurred in connection with conversions between various currencies (fees may also be incurred when converting foreign investments to US$). As a result, the relative strength of the US$ may be an important factor in the performance of the Funds.

During the year ended June 30, 2009, the International Fund entered into 78 contracts resulting in a realized loss of (in thousands) $457. The International Discovery Fund entered into 79 contracts resulting in a realized loss of (in thousands) $8. These amounts are included within the "Net realized loss from foreign currency transactions" on the Statements of Operations.

As of June 30, 2009, the Funds do not have any outstanding derivative contracts and as such, there is no unrealized gain or loss reflected within the financial statements.


--------------------------------------------------------------------------------
56                                                     SCOUT FUNDS ANNUAL REPORT

================================================================================
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
June 30, 2009

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF SCOUT FUNDS:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Scout Stock Fund, Scout Mid Cap Fund, Scout Small Cap Fund, Scout International Fund, Scout International Discovery Fund, Scout Bond Fund, Scout Money Market Fund - Federal Portfolio, Scout Money Market Fund - Prime Portfolio, and Scout Tax-Free Money Market Fund, nine of the portfolios constituting UMB Scout Funds (the "Trust") (subsequently renamed Scout Funds) as of June 30, 2009, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended June 30, 2008 and the financial highlights for the periods ended prior to July 1, 2008 were audited by other auditors, whose report, dated August 13, 2008, expressed an unqualified opinion on these statements of changes in net assets and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 2009 financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Scout Stock Fund, Scout Mid Cap Fund, Scout Small Cap Fund, Scout International Fund, Scout International Discovery Fund, Scout Bond Fund, Scout Money Market Fund - Federal Portfolio, Scout Money Market Fund - Prime Portfolio, and Scout Tax-Free Money Market Fund, as of June 30, 2009, the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.



/S/ DELOITTE & TOUCHE LLP
-------------------------
Milwaukee, Wisconsin
August 27, 2009





--------------------------------------------------------------------------------
JUNE 30, 2009                                                                 57

================================================================================
EXPENSE EXAMPLE
June 30, 2009 (Unaudited)


As a shareholder of the Scout Funds (the "Funds"), you incur ongoing costs, including management fees and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. In addition, shareholders of the Mid Cap, Small Cap, International and International Discovery Funds will be charged a 2.00% redemption fee for shares redeemed or exchanged within two months of purchase. The following Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2009 to June 30, 2009.

ACTUAL EXPENSES

The first line of the following table under each Fund's name entitled "Actual" provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table under each Fund's name entitled "Hypothetical" provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in a Fund through a financial intermediary or the redemption fee charged in certain circumstances for the Mid Cap, Small Cap, International and International Discovery Funds. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.


                                                                        EXPENSES
                                         BEGINNING   ENDING    DURING     PAID
                                          ACCOUNT   ACCOUNT  ANNUALIZED  PERIOD
                                           VALUE     VALUE    EXPENSE  1/1/09 -
FUND                                      1/1/09    6/30/09    RATIO   6/30/09*
--------------------------------------------------------------------------------
STOCK:
Actual ..............................$   1,000.00   $  988.80   0.9001%  $ 4.44
Hypothetical ........................    1,000.00    1,020.54   0.9001%    4.51

MID CAP:
Actual ..............................    1,000.00    1,113.40   1.4003%    7.34
Hypothetical ........................    1,000.00    1,018.06   1.4003%    7.01

SMALL CAP:
Actual ..............................    1,000.00    1,040.80   1.0749%    5.44
Hypothetical ........................    1,000.00    1,019.67   1.0749%    5.38

INTERNATIONAL:
Actual ..............................    1,000.00    1,072.20   0.9906%    5.09
Hypothetical ........................    1,000.00    1,020.09   0.9906%    4.96

INTERNATIONAL DISCOVERY:
Actual ..............................    1,000.00    1,094.90   1.6001%    8.31
Hypothetical ........................    1,000.00    1,017.07   1.6001%    8.00

BOND:
Actual ..............................    1,000.00    1,028.00   0.5700%    2.87
Hypothetical ........................    1,000.00    1,022.17   0.5700%    2.86

MONEY MARKET - FEDERAL PORTFOLIO
INVESTOR CLASS:
Actual ..............................    1,000.00    1,000.60   0.4541%    2.25
Hypothetical ........................    1,000.00    1,022.75   0.4541%    2.28

MONEY MARKET - FEDERAL PORTFOLIO
SERVICE CLASS:
Actual ..............................    1,000.00    1,000.20   0.5359%    2.66
Hypothetical ........................    1,000.00    1,022.34   0.5359%    2.69

MONEY MARKET - PRIME PORTFOLIO
INVESTOR CLASS:
Actual ..............................    1,000.00    1,000.50   0.4758%    2.36
Hypothetical ........................    1,000.00    1,022.64   0.4758%    2.39

MONEY MARKET - PRIME PORTFOLIO
SERVICE CLASS:
Actual ..............................    1,000.00    1,000.20   0.5266%    2.61
Hypothetical ........................    1,000.00    1,022.39   0.5266%    2.64

TAX-FREE MONEY MARKET
INVESTOR CLASS:
Actual ..............................    1,000.00    1,000.60   0.5879%    2.92
Hypothetical ........................    1,000.00    1,022.08   0.5879%    2.95

TAX-FREE MONEY MARKET
SERVICE CLASS:
Actual ..............................    1,000.00    1,000.20   0.6695%    3.32
Hypothetical ........................    1,000.00    1,021.68   0.6695%    3.36
--------------------------------------------------------------------------------
* EXPENSES ARE EQUAL TO EACH FUND'S ANNUALIZED EXPENSE RATIO, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR 181/365 (TO REFLECT THE HALF-YEAR PERIOD).


--------------------------------------------------------------------------------
58                                                     SCOUT FUNDS ANNUAL REPORT

================================================================================
OTHER INFORMATION
June 30, 2009 (unaudited)


RENEWAL OF INVESTMENT ADVISORY AGREEMENTS

In February 2009, the Board of Trustees of the Scout Funds renewed the Investment Advisory Agreements with Scout Investment Advisors, Inc. (the "Advisor") for each of the Funds. After evaluating the services provided by the Advisor, and reviewing the performance and operations of the Funds, the Trustees, including the independent Trustees, unanimously concluded that it was in the best interests of the Funds and their shareholders to continue the agreements for an additional year.

As part of their review, the independent Trustees requested and reviewed information regarding the advisory services performed, the nature and qualifications of the investment staff, Fund performance and expenses, related administrative services provided by the Advisor, and other contributions by the Advisor, including revenue sharing payments from the Advisor's own resources in furtherance of distribution of Funds and servicing of Fund shareholders. The information included material obtained from an independent third party comparing each Fund's performance against an appropriate benchmark, as well as against the performance of an appropriate peer group. In addition, the Trustees reviewed information relating to benefits to the Advisor, such as receipt of research from brokers, that might result from the Advisor's relationship with each Fund.

With regard to advisory services, staffing and performance, the Trustees considered information specifically provided in connection with the proposed renewals, as well as information provided at quarterly Board meetings throughout the year. The Trustees regularly met with the Advisor's senior management team, as well as the senior investment professionals responsible for managing each Fund. The Trustees expressed appreciation that each Fund enjoyed the benefit of portfolio managers with extensive experience and expertise in the investment strategy specific to each Fund. The Trustees were satisfied with the quality and performance of the investment professionals serving each Fund, as well as the investment and administrative resources available from the Advisor and considered the performance of each Fund to be sufficient to support the decision to renew the agreement.

The Trustees also reviewed the investment advisory fees payable to the Advisor under each agreement and overall expense levels of the Funds, including independent third party information comparing advisory fees and overall fund expense levels with other mutual funds in each Fund's peer group. The Trustees considered the Advisor's profitability with respect to each Fund. The Trustees also considered whether the Funds were experiencing economies of scale and compared the breakpoints in the advisory fees for the Funds, other than the Money Market - Federal Portfolio, Money Market - Prime Portfolio, and Tax-Free Money Market Funds, which do not have breakpoints, with breakpoints for peer funds within similar asset categories. The Trustees concluded that further breakpoints were not warranted at the time, given the facts.

While no single factor was determinative to the Trustees' decision, based upon their review, the Trustees determined that the advisory fees proposed to be payable by each Fund to the Advisor were fair and reasonable in view of the nature and quality of services provided under all of the circumstances, and determined to renew the agreements.

CAPITAL GAIN DESIGNATION

For Federal income tax purposes, the Stock and International Funds designate capital gain dividends of (in thousands) $1,354 and $116,491, respectively, for the year ended June 30, 2009.

TAX-EXEMPT DESIGNATION

For Federal income tax purposes, the Tax-Free Money Market Fund designates tax-exempt income dividends of (in thousands) $1,145 for the year ended June 30, 2009.

FOREIGN TAXES PAID

Pursuant to Section 853 of the Internal Revenue Code of 1986, the International and International Discovery Funds designate (in thousands): $83,041 and $311 of income derived from foreign sources and $7,784 and $34 of foreign taxes paid, respectively, for the year ended June 30, 2009.

Of the ordinary income (including short-term capital gains) distributions made by the International and International Discovery Funds during the year ended June 30, 2009, the proportionate share of income derived from foreign sources attributable to one share of stock, or amounts determined to be necessary, are $0.5616 and $0.1422 and the proportionate share of foreign taxes paid attributable to one share of stock are $0.0526 and $0.0155, respectively.

QUALIFIED DIVIDEND INCOME

For the year ended June 30, 2009, 100%, 100% and 91.16% of the dividends paid from net investment income, including short-term capital gains (if any), for the Stock, International and International Discovery Funds, respectively, are designated as qualified dividend income.

CORPORATE DIVIDENDS RECEIVED DEDUCTION

Dividends paid by the Stock, International and International Discovery Funds, during the fiscal year ended June 30, 2009, which are not designated as capital gain distributions, should be multiplied by 100%, 1.12% and 0.48%, respectively, to arrive at the net amount eligible for the corporate dividend received deduction.

CHANGE IN INDEPENDENT AUDITORS

The Audit Committee appointed Deloitte & Touche LLP to replace BKD, LLP as the Fund's independent auditor commencing with the fiscal year ending June 30, 2009. During the two most recent fiscal years, BKD, LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and BKD, LLP on accounting principles, financial statement disclosure or audit scope, which, if not resolved to the satisfaction of BKD, LLP, would have caused them to make reference to the disagreement in their report. Additionally, during the fiscal years ended June 30, 2007 and June 30, 2008, the Funds did not consult with Deloitte & Touche LLP on items which concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds' financial statements or concerned the subject of a disagreement or reportable events.

--------------------------------------------------------------------------------
JUNE 30, 2009                                                                 59


================================================================================
TRUSTEES AND OFFICERS
June 30, 2009 (unaudited)
                                                                                                          NUMBER OF
                                                                                                         PORTFOLIOS       OTHER
NAME, ADDRESS               POSITION(S)      TERM OF OFFICE               PRINCIPAL OCCUPATION(S)        IN COMPLEX   DIRECTORSHIPS
AND BIRTHDATE               HELD WITH FUND   AND LENGTH OF TIME SERVED    DURING PAST 5 YEARS              OVERSEEN  HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------


Andrea F. Bielsker          Trustee          Trustee since 2005. Shall    Principal, AFB Consulting,          10         None
c/o Scout Funds                              serve as Trustee until her   since July 2008; Chief Financial
1010 Grand Boulevard                         resignation, or until        Officer, Brooke Credit Corp.,
Kansas City, Missouri 64106                  terminated or until          from 2007 to 2008; Vice President,
11/16/58                                     successor is elected         Liberty Power Corp., 2007; Senior
                                             and qualified.               Vice President, Finance, Chief
                                                                          Financial Officer and Treasurer,
                                                                          Great Plains Energy, from 2002
                                                                          to 2005.
------------------------------------------------------------------------------------------------------------------------------------
William B. Greiner *        Trustee          Trustee since 2005. Shall    Executive Vice President, Scout     10        Washburn
c/o Scout Funds                              serve as Trustee until his   Investment Advisors, Inc.,                    Endowment
1010 Grand Boulevard                         resignation, or until        since 2009; Chief Investment                  Association;
Kansas City, Missouri 64106                  terminated or until his      Officer, Scout Investment Advisors,           KCPT Public
03/05/54                                     successor is elected and     Inc. and UMB Bank n.a., since 2004;           Television
                                             qualified.                   President, Scout Investment
                                                                          Advisors, Inc., from 2004 to 2009;
                                                                          Private Account Manager, True North,
                                                                          from 2003 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
Dr. William E. Hoffman,     Trustee          Trustee since 1982. Shall    Orthodontist.                       10         None
  D.D.S.                                     serve as Trustee until his
c/o Scout Funds                              resignation, or until
1010 Grand Boulevard                         terminated or until his
Kansas City, Missouri 64106                  successor is elected and
04/11/38                                     qualified.
------------------------------------------------------------------------------------------------------------------------------------
Eric T. Jager               Trustee          Trustee since 1987. Shall    President, Windcrest Investment     10         Nygaard
c/o Scout Funds                              serve as Trustee until his   Management, Inc.;                              Corporation
1010 Grand Boulevard                         resignation, or until        Executive Vice President,
Kansas City, Missouri 64106                  terminated or until his      Investments, Bartlett and Company.
06/19/43                                     successor is elected and
                                             qualified.
------------------------------------------------------------------------------------------------------------------------------------
Stephen F. Rose             Chairman,        Chair since 2005; Trustee    Chairman, Sun Publications, Inc.    10         None
c/o Scout Funds             Trustee          since 1989. Shall serve as
1010 Grand Boulevard                         Chairman,  Trustee until his
Kansas City, Missouri 64106                  resignation, or until
11/05/47                                     terminated or until his
                                             successor is elected and
                                             qualified.
------------------------------------------------------------------------------------------------------------------------------------
Gary W. DiCenzo             President        President since 2005; Vice   President and Chief Executive       N/A        N/A
c/o Scout Funds                              President since 2004. Shall  Officer, Scout Distributors,
1010 Grand Boulevard                         serve as President at        LLC, since 2009; Executive Vice
Kansas City, Missouri 64106                  the pleasure of the Board    President, UMB Bank, n.a.,
10/27/62                                     until his from resignation,  2004 to 2009; Senior Vice President, or termination or until his  UMB Bank, n.a.,
                                             successor is elected and     from 2003 to 2004.
                                             qualified.
------------------------------------------------------------------------------------------------------------------------------------
James L. Moffett            Principal        Principal Executive Officer  Executive Vice President and        N/A        N/A
c/o Scout Funds             Executive        since 2003. Shall serve      Chief International
1010 Grand Boulevard        Officer          as Principal Executive       Strategist, Scout Investment
Kansas City, Missouri 64106                  Officer at the pleasure of   Advisors, Inc., since 2009;
03/27/41                                     the Board until his          Chairman, Scout Investment Advisors,
                                             resignation, or termination  Inc., from 2001 to 2009; Executive
                                             or until his successor is    Vice President, UMB Bank, n.a., from
                                             elected and qualified.       2001 to 2009; Lead Manager of Scout
                                                                          International and International
                                                                          Discovery Funds, Co-Manager of Scout
                                                                          Stock Fund.
------------------------------------------------------------------------------------------------------------------------------------
Constance E. Martin         Chief            Chief Operating Officer      Senior Vice President, Scout        N/A        N/A
c/o Scout Funds             Operating        since 2008; Secretary since  Investment Advisors, Inc.,
1010 Grand Boulevard        Officer and      2006. Shall serve as Chief   since 2008; Fund Administrator,
Kansas City, Missouri 64106 Secretary        Operating Officer and        UMB Fund  Services, Inc.,
09/30/61                                     Secretary at the pleasure    from 2005 to 2008; Compliance Officer,
                                             of the Board until her       UMB Scout Funds, from 2003 to 2004.
                                             resignation, or termination
                                             or until her successor is
                                             elected and qualified.
------------------------------------------------------------------------------------------------------------------------------------
C. Warren Green             Treasurer        Treasurer and Principal      Treasurer, Scout Investment         N/A        N/A
c/o Scout Funds             and Principal    Financial Officer since      Advisors, Inc., since 2009;
1010 Grand Boulevard        Financial        2005. Shall serve as         Senior Vice President and Chief
Kansas City, Missouri 64106 Officer          Treasurer and Principal      Operations Officer, Asset
12/27/58                                     Financial Officer at the     Management Division, UMB Bank, n.a.,
                                             pleasure of the Board or     since 2007; Vice
                                             until his resignation or     President and Chief Financial
                                             termination or until his     Officer, Asset Management
                                             successor is elected         Division, UMB Bank, n.a., from
                                             and qualified.               2003 to 2007.

------------------------------------------------------------------------------------------------------------------------------------
Mark E. Osborne             Chief            Chief Compliance Officer     Chief Compliance Officer, Scout     N/A        N/A
c/o Scout Funds             Compliance       since 2008. Shall serve      Investment Advisors, Inc.,
1010 Grand Boulevard        Officer          as Chief Compliance          since 2007; Vice President and
Kansas City, Missouri 64106                  Officer at the pleasure      Director of Fiduciary
11/23/66                                     of the Board or until his    Services Compliance, UMB Financial
                                             resignation, or termination  Corp., since 2003.
                                             or until his successor is
                                             elected and qualified.

------------------------------------------------------------------------------------------------------------------------------------
* MR. GREINER IS CONSIDERED TO BE AN "INTERESTED PERSON" OF THE FUNDS UNDER THE
INVESTMENT COMPANY ACT OF 1940, AS AMENDED, DUE TO HIS EMPLOYMENT BY SCOUT
INVESTMENT ADVISORS, INC., THE FUNDS' INVESTMENT ADVISOR.

TOTAL COMPENSATION FOR THE INDEPENDENT TRUSTEES TOTALED $202,000 FOR THE PERIOD
ENDED JUNE 30, 2009.

THE SCOUT FUND'S STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL
INFORMATION ABOUT THE FUNDS' TRUSTEES AND IS AVAILABLE, WITHOUT CHARGE, UPON
REQUEST, BY CALLING TOLL-FREE 800-996-2862.

--------------------------------------------------------------------------------
60                                                     SCOUT FUNDS ANNUAL REPORT

                      PROXY VOTING POLICIES AND PROCEDURES

For a description of the polices and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call 800-996-2862 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the U.S. Securities and Exchange Commission at www.sec.gov as well as the Funds' website at www.scoutfunds.com. Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009 is available without charge, upon request, by calling 800-996-2862 or by accessing the website of the U.S. Securities and Exchange Commission.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds file complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Form N-Q is available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report has been prepared for the information of the Shareholders of the Scout Stock Fund, the Scout Mid Cap Fund, the Scout Small Cap Fund, the Scout International Fund, the Scout International Discovery Fund, the Scout Bond Fund, the Scout Money Market Funds and the Scout Tax-Free Money Market Fund, and is not to be construed as an offering of the shares of the Funds.

Not authorized for distribution unless accompanied or preceded by a current Scout Funds prospectus.

The Scout Funds are distributed by UMB Distribution Services, LLC, an affiliate of UMB Financial Corporation, and managed by Scout Investment Advisors, Inc., a subsidiary of UMB Financial Corporation.

SCOUT FUNDS
   Stock Fund
   Mid Cap Fund
   Small Cap Fund
   International Fund
   International Discovery Fund
   Bond Fund
   Money Market Fund - Federal Portfolio
   Money Market Fund - Prime Portfolio
   Tax-Free Money Market Fund


INVESTMENT ADVISOR
   Scout Investment Advisors, Inc.
   Kansas City, Missouri
                                                SCOUT(TM) FUNDS
AUDITORS
   Deloitte & Touche LLP
   Milwaukee, Wisconsin

LEGAL COUNSEL                                   P.O. Box 1241
   Stradley Ronon Stevens & Young, LLP          Milwaukee,  WI 53201-1241
   Philadelphia, Pennsylvania                   TOLL FREE 800-996-2862

CUSTODIAN                                       scoutfunds.com
   UMB Bank, n.a.
   Kansas City, Missouri                        "UMB," "Scout" and the Scout
                                                design are registered service
DISTRIBUTOR                                     marks of uMB Financial
   UMB Distribution Services, llC               Corporation.
   Milwaukee, Wisconsin
                                                UMB 000045 (0809)
TRANSFER AGENT
   UMB Fund Services, Inc.
   Milwaukee, Wisconsin

                                SCOUT(TM) FUNDS



                                           ANNUAL REPORT
                                           -------------------------------------
                                           JUNE 30, 2009


                                           Money Market Fund - Federal portfolio
                                           (UMFXX) - INVESTOR CLASS SHARES

                                           Money Market Fund - Prime Portfolio
                                           (UMPXX) - INVESTOR CLASS SHARES

                                           Tax-Free Money Market Fund
                                           (UMTXX) - INVESTOR CLASS SHARES

TABLE OF CONTENTS

Money Market Funds ........................................................    1

Tax-Free Money Market Fund ................................................    5

Statements of Assets and Liabilities ......................................   10

Statements of Operations ..................................................   11

Statements of Changes in Net Assets .......................................   12

Financial Highlights ......................................................   13

Notes to Financial Statements .............................................   14

Report of Independent Registered Public Accounting Firm ...................   17

Expense Example ...........................................................   18

Other Information .........................................................   19

Trustees and Officers .....................................................   20



SHARES OF THE SCOUT FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, NOR GUARANTEED BY, UMB BANK, N.A. OR ANY OTHER BANKING INSTITUTION; NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER GOVERNMENT AGENCY. THESE SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL INVESTED.

--------------------------------------------------------------------------------
                                                       SCOUT FUNDS ANNUAL REPORT

Money Market Funds

OBJECTIVE (Unaudited)
THE SCOUT MONEY MARKET FUND - FEDERAL PORTFOLIO AND SCOUT MONEY MARKET FUND - PRIME PORTFOLIO EACH SEEK MAXIMUM INCOME CONSISTENT WITH SAFETY OF PRINCIPAL AND LIQUIDITY BY INVESTING IN HIGH-QUALITY, SHORT-TERM DEBT OBLIGATIONS.

--------------------------------------------------------------------------------

FUND DIVERSIFICATION(1) (Unaudited)
--------------------------------------------------------------------------------
SCOUT MONEY MARKET FUND - FEDERAL PORTFOLIO (UMFXX)

PIE CHART OMITTED

--------------------------------------------------------------------------------
U.S. Government and Agencies .............................................. 100%
--------------------------------------------------------------------------------
BASED ON TOTAL NET ASSETS AS OF JUNE 30, 2009. SUBJECT TO CHANGE.


SCOUT MONEY MARKET FUND - PRIME PORTFOLIO (UMPXX)

PIE CHART OMITTED

--------------------------------------------------------------------------------
Commercial Paper .........................................................   67%
U.S. Government and Agencies .............................................   31%
Corporate Bonds ..........................................................    1%
Municipal Bonds ..........................................................    1%
--------------------------------------------------------------------------------
BASED ON TOTAL NET ASSETS AS OF JUNE 30, 2009. SUBJECT TO CHANGE.


The Scout Money Market Fund - Prime Portfolio provided a compounded average annual rate of return of 0.81%, 2.93% and 2 .88% for the one-, five- and ten-year periods ended June 30, 2009. The Scout Money Market Fund - Federal Portfolio provided a compounded average annual rate of return of 0.61%, 2.81% and 2.80% for the one-, five- and ten-year periods ended June 30, 2009. The Lipper Money Market Fund Index posted an average of 1.17%, 3.01% and 2.93% for the one-, five- and ten-year periods ended June 30, 2009. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF ITS INVESTOR CLASS, WHICH DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION QUOTED HERE. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END AND 7-DAY YIELD, PLEASE CALL 800-996-2862 OR VISIT WWW.SCOUTFUNDS.COM. PERFORMANCE OF THE SERVICE CLASS SHARES OF THE FUND MAY BE LOWER BASED ON DIFFERENCES IN EXPENSES PAID BY THE SHAREHOLDERS IN THE DIFFERENT CLASSES.

The events of the past 12 months will be remembered for a very long time. By any historical measure, the global financial crisis during the second half of 2008 was nothing less than breathtaking in terms of magnitude, scope and the short time period over which significant events occurred. It was, and to some extent, continues to be, arguably the most severe global financial crisis in the past fifty years, marked by severe declines in investor and consumer confidence worldwide along with a lack of trust among financial market participants. Coordinated efforts by central banks and governments around the world followed a "whatever it takes" strategy to stabilize markets and head off deflationary pressures. As a consequence of these actions, the yields on high-quality, short-term securities have fallen to under 0.5%.

By most accounts, the actions taken have been successful in stabilizing global financial markets for the time being. While the immediate financial crisis may have passed, the new challenge is the economic crisis that has been left in its wake. Following a period of investor optimism that began in the spring, the U.S. economy is now clearly struggling to recover from its worst performance in almost 30 years, notwithstanding the flood of monetary and fiscal stimulus. A higher than expected unemployment rate hasn't helped bolster consumer confidence of late, while at the same time consumer spending is facing the headwinds of a higher savings rate.

The Advisor remains committed to the Fund's conservative philosophy and high-quality focus. During the past year, this approach has provided shareholders with a haven for their funds in an otherwise turbulent investment environment. As always, it is the intention of the Advisor to emphasize safety of principal over yield as it considers purchases for the Scout Money Market Funds.

Thank you for your continued support of the Scout Money Market Funds.

BRUCE C. FERNANDEZ, CFA
RICHARD L. TALERICO
SCOUT INVESTMENT ADVISORS, INC.


(1) Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund's portfolio represented by the securities or sectors mentioned in this letter.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN UMB BANK, N.A. OR ITS AFFILIATES AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORP. OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

--------------------------------------------------------------------------------
JUNE 30, 2009                                                                  1

================================================================================
SCHEDULE OF INVESTMENTS
June 30, 2009

MONEY MARKET FUND - FEDERAL PORTFOLIO
--------------------------------------------------------------------------------
                                                           PRINCIPAL
                                                            AMOUNT       VALUE
--------------------------------------------------------------------------------

U.S. GOVERNMENT AND AGENCIES -- 99.8%
FDIC: TEMPORARY LIQUIDITY GUARANTEE PROGRAM -- 2.7%
U.S. Bank N .A.
  1.038%, 11/06/09 ................................  $  2,500,000   $  2,490,933
U.S. Bank N .A.
  1.121%, 12/04/09 ................................     5,000,000      4,976,167
                                                                    ------------
TOTAL FDIC: TEMPORARY LIQUIDITY GUARANTEE PROGRAM .                    7,467,100
                                                                    ============

FEDERAL AGRICULTURAL MORTGAGE CORPORATION -- 19.1%
  0.010%, 07/01/09 ................................    50,000,000     50,000,000
  0.081%, 07/06/09 ................................       100,000         99,999
  0.050%, 07/13/09 ................................     1,308,000      1,307,978
  0.814%, 12/23/09 ................................     1,500,000      1,494,166
                                                                    ------------
TOTAL FEDERAL AGRICULTURAL MORTGAGE CORPORATION ...                   52,902,143
                                                                    ============

FEDERAL FARM CREDIT BANK -- 13.6%
  0.010%, 07/01/09 ................................    22,948,000     22,948,000
  0.172%, 07/30/09 ................................     3,000,000      2,999,589
  5.250%, 08/03/09 ................................     7,000,000      7,022,148
  4.875%, 03/22/10 ................................     1,000,000      1,032,001
  2.750%, 05/04/10 ................................     3,400,000      3,463,143
                                                                    ------------
TOTAL FEDERAL FARM CREDIT BANK ....................                   37,464,881
                                                                    ============

FEDERAL HOME LOAN BANK -- 29.9%
  0.120%, 07/01/09 ................................    12,264,000     12,264,000
  0.132%, 07/02/09 ................................     2,700,000      2,699,990
  2.875%, 07/02/09 ................................     3,000,000      3,000,042
  0.152%, 07/06/09 ................................     4,235,000      4,234,912
  0.051%, 07/09/09 ................................     1,052,000      1,051,988
  0.096%, 07/10/09 ................................     6,000,000      5,999,857
  0.280%, 07/13/09 ................................     1,796,000      1,795,835
  0.051%, 07/15/09 ................................     2,805,000      2,804,945
  0.051%, 07/16/09 ................................     1,850,000      1,849,961
  0.158%, 07/17/09 ................................     2,666,000      2,665,816
  0.093%, 07/22/09 ................................     2,880,000      2,879,847
  0.071%, 07/23/09 ................................     7,500,000      7,499,679
  0.553%, 07/31/09 ................................     1,870,000      1,869,151
  0.548%, 08/04/09 ................................     5,000,000      4,997,450
  2.560%, 08/04/09 ................................     1,500,000      1,502,672
  2.645%, 08/07/09 ................................     7,500,000      7,513,962
  2.500%, 08/13/09(4) .............................       250,000        250,488
  3.875%, 08/14/09 ................................     1,000,000      1,004,369
  0.609%, 08/26/09 ................................     2,610,000      2,607,564
  0.558%, 09/01/09 ................................     2,000,000      1,998,106
  0.609%, 09/02/09 ................................     1,826,000      1,824,082
  4.375%, 09/11/09 ................................     2,000,000      2,015,822
  5.250%, 09/11/09 ................................     1,500,000      1,513,507
  0.609%, 09/15/09 ................................     1,715,000      1,712,827
  0.686%, 10/13/09 ................................     1,075,000      1,072,902
  4.000%, 11/13/09 ................................       100,000        101,095
  3.375%, 12/18/09 ................................       925,000        935,832
  1.050%, 05/28/10 ................................     2,800,000      2,812,471
                                                                    ------------
TOTAL FEDERAL HOME LOAN BANK ......................                   82,479,172
                                                                    ============


--------------------------------------------------------------------------------
                                                           PRINCIPAL
                                                            AMOUNT       VALUE
--------------------------------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORPORATION -- 18.3%
  0.173%, 07/06/09 ................................  $  3,420,000   $  3,419,919
  0.153%, 07/07/09 ................................       500,000        499,987
  0.446%, 07/08/09 ................................    15,000,000     14,998,716
  0.052%, 07/13/09 ................................    17,405,000     17,404,702
  0.071%, 07/21/09 ................................     1,500,000      1,499,942
  4.375%, 07/30/09(4) .............................        75,000         75,221
  0.507%, 07/31/09 ................................     1,772,000      1,771,261
  5.000%, 08/25/09(4,5) ...........................     1,550,000      1,559,985
  0.579%, 09/08/09 ................................     5,660,000      5,653,817
  4.150%, 10/28/09(4) .............................       750,000        756,356
  4.250%, 11/12/09(4) .............................       500,000        505,715
  2.680%, 11/16/09 ................................     2,500,000      2,522,270
                                                                    ------------
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION ......                   50,667,891
                                                                    ============

FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 16.2%
  0.101%, 07/02/09 ................................     1,500,000      1,499,996
  0.147%, 07/06/09 ................................     1,000,000        999,980
  0.142%, 07/07/09 ................................     5,000,000      4,999,883
  0.145%, 07/08/09 ................................     1,000,000        999,972
  0.167%, 07/13/09 ................................    16,435,000     16,434,100
  0.152%, 07/15/09 ................................     2,000,000      1,999,883
  0.153%, 07/20/09 ................................     6,811,000      6,810,458
  4.500%, 07/27/09(4) .............................     1,000,000      1,003,104
  0.185%, 08/07/09 ................................     3,772,000      3,771,282
  0.457%, 08/26/09 ................................     3,000,000      2,997,900
  0.520%, 09/02/09 ................................        75,000         74,933
  0.629%, 10/07/09 ................................       448,000        447,245
  0.701%, 11/06/09 ................................     2,670,000      2,663,450
                                                                    ------------
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION .......                   44,702,186
                                                                    ============
TOTAL U.S. GOVERNMENT AND AGENCIES
(COST $275,683,373) -- 99.8% ......................                  275,683,373
                                                                    ============
TOTAL INVESTMENTS
(COST $275,683,373) -- 99.8% ......................                  275,683,373

Other assets less liabilities -- 0.2% .............                      605,925
                                                                    ------------
TOTAL NET ASSETS --100.0%
  (equivalent to $1.00 per share;
  unlimited shares of $0.01 par value
  capital shares authorized;
  276,325,357 shares outstanding) .................                 $276,289,298
                                                                    ============


(4) CALLABLE
(5) VARIABLE RATE SECURITY
VALUATION OF SECURITIES IS ON THE BASIS OF AMORTIZED COST, WHICH APPROXIMATES
MARKET VALUE.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
2                                                      SCOUT FUNDS ANNUAL REPORT

================================================================================
SCHEDULE OF INVESTMENTS
June 30, 2009

MONEY MARKET FUND - PRIME PORTFOLIO
--------------------------------------------------------------------------------
                                                        PRINCIPAL
                                                         AMOUNT         VALUE
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 66.9%
Alaska Housing Finance Corp.
  0.812%, 08/13/09 ................................  $  9,000,000   $  8,991,400
  1.067%, 09/04/09 ................................     9,000,000      8,982,938
American Honda Finance Corp.
  0.238%, 07/07/09 ................................       418,000        417,984
  0.223%, 07/14/09 ................................    15,000,000     14,998,808
Bank of Nova Scotia
  0.130%, 07/01/09 ................................    17,850,000     17,850,000
Becton, Dickinson & Co.
  0.203%, 07/20/09 ................................     1,340,000      1,339,858
BNP Paribas Finance, Inc.
  0.223%, 07/02/09 ................................    18,000,000     17,999,890
Board of Trustees of the Leland Stanford
  Junior University
  0.203%, 07/14/09 ................................     9,000,000      8,999,350
Brown University
  0.304%, 07/06/09 ................................     5,000,000      4,999,792
  0.203%, 08/07/09 ................................     1,000,000        999,795
Brown-Forman Corp.
  0.233%, 07/10/09(3) .............................     9,000,000      8,999,482
Campbell Soup Co.
  0.100%, 07/01/09(3) .............................     9,000,000      9,000,000
  0.406%, 11/20/09(3) .............................     8,000,000      7,987,378
Chevron Corp.
  0.223%, 07/09/09 ................................     5,000,000      4,999,756
  0.223%, 07/13/09 ................................     5,000,000      4,999,633
Coca-Cola Co.
  0.203%, 07/13/09(3) .............................     4,000,000      3,999,733
ConocoPhillips
  0.060%, 07/01/09(3) .............................    15,000,000     15,000,000
Dover Corp.
  0.100%, 07/01/09(3) .............................     7,000,000      7,000,000
E. I .du Pont de Nemours and Co ...................
  0.203%, 07/22/09(3) .............................     4,500,000      4,499,475
FPL Group Capital, Inc.
  0.223%, 07/09/09(3) .............................    10,000,000      9,999,511
  0.172%, 07/22/09(3) .............................     8,000,000      7,999,207
Hewlett-Packard Co.
  0.203%, 07/02/09(3) .............................     9,000,000      8,999,950
Illinois Tool Works, Inc.
  0.201%, 07/06/09(3) .............................    11,000,000     10,999,697
  0.162%, 07/07/09(3) .............................     6,000,000      5,999,840
JPMorgan Chase & Co.
  0.254%, 07/06/09 ................................     7,000,000      6,999,757
  0.254%, 07/08/09 ................................    10,000,000      9,999,514
Medtronic, Inc.
  0.183%, 07/22/09(3) .............................    10,500,000     10,498,897
Nebraska Public Power District
  0.862%, 07/14/09 ................................     9,000,000      8,997,238
  0.862%, 07/22/09 ................................    10,000,000      9,995,042
Nestle Capital Corp.
  0.020%, 07/01/09(3) .............................    17,500,000     17,500,000
NetJets, Inc.
  0.100%, 07/01/09(3) .............................     4,505,000      4,505,000
  0.122%, 07/07/09(3) .............................     3,000,000      2,999,940
Novartis Finance Corp.
  0.080%, 07/01/09(3) .............................    17,500,000     17,500,000


--------------------------------------------------------------------------------
                                                        PRINCIPAL
                                                         AMOUNT         VALUE
--------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Praxair, Inc.
  0.320%, 07/01/09 ................................  $  5,000,000   $  5,000,000
  0.152%, 07/14/09 ................................    10,000,000      9,999,458
Roche Holdings, Inc.
  0.183%, 07/07/09(3) .............................    18,125,000     18,124,456
Southern Co. Funding Corp .........................
  0.233%, 07/08/09(3) .............................       180,000        179,992
  0.203%, 07/09/09(3) .............................     9,000,000      8,999,600
  0.172%, 07/13/09(3) .............................     5,500,000      5,499,688
  0.223%, 07/27/09(3) .............................     3,080,000      3,079,511
St. Joseph County, IN
  0.457%, 08/07/09 ................................     4,000,000      3,998,150
  0.355%, 08/12/09 ................................     6,000,000      5,997,550
Toyota Motor Credit Corp.
  0.203%, 07/09/09 ................................    18,000,000     17,999,200
Vanderbilt University
  0.300%, 07/01/09 ................................     3,000,000      3,000,000
  0.506%, 07/07/09 ................................     1,154,000      1,153,904
  0.203%, 07/15/09 ................................     4,401,000      4,400,658
Yale University
  0.406%, 07/13/09 ................................     9,000,000      8,998,800
  0.355%, 08/14/09 ................................     9,000,000      8,996,150
                                                                    ------------
TOTAL COMMERCIAL PAPER
(COST $390,485,982) -- 66.9% ......................                  390,485,982
                                                                    ============

CORPORATE BONDS -- 1.2%
Electronic Data Systems Corp.
  7.125%, 10/15/09(4) .............................     2,960,000      3,016,093
Wal-Mart Stores, Inc.
  6.875%, 08/10/09 ................................     3,990,000      4,018,158
                                                                    ------------
TOTAL CORPORATE BONDS
(COST $7,034,251) -- 1.2% .........................                    7,034,251
                                                                    ============

MUNICIPAL BOND -- 1.3%
Iowa Finance Authority
  0.500%, 01/01/39(4,5) ...........................     7,500,000      7,500,000
                                                                    ============
TOTAL MUNICIPAL BONDS
(COST $7,500,000) -- 1.3% .........................                    7,500,000
                                                                    ============

U.S. GOVERNMENT AND AGENCIES -- 30.9%
FDIC: TEMPORARY LIQUIDITY GUARANTEE PROGRAM -- 5.1%
General Electric Capital Corp.
  0.609%, 07/27/09 ................................     5,000,000      4,997,833
  0.629%, 08/28/09 ................................     5,000,000      4,995,005
  0.599%, 09/01/09 ................................     5,000,000      4,994,919
  0.609%, 09/04/09 ................................     5,000,000      4,994,583
U.S. Bank N .A.
  0.824%, 11/02/09 ................................     5,000,000      4,986,050
  1.038%, 11/06/09 ................................     5,000,000      4,981,867
                                                                    ------------
TOTAL FDIC: TEMPORARY LIQUIDITY GUARANTEE PROGRAM .                   29,950,257
                                                                    ============

FEDERAL AGRICULTURAL MORTGAGE CORPORATION -- 0.4%
  0.568%, 08/05/09 ................................     2,500,000      2,498,639
                                                                    ============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.         (CONTINUED ON NEXT PAGE)
--------------------------------------------------------------------------------
JUNE 30, 2009                                                                  3

================================================================================
SCHEDULE OF INVESTMENTS
June 30, 2009


MONEY MARKET FUND - PRIME PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                                                       PRINCIPAL
                                                        AMOUNT        VALUE
--------------------------------------------------------------------------------
FEDERAL FARM CREDIT BANK -- 0.1%
  4.280%, 08/10/09                                $     500,000    $     501,994
                                                                   =============

FEDERAL HOME LOAN BANK -- 20.3%
  0.500%, 07/01/09 ............................       3,197,000        3,197,000
  0.354%, 07/02/09 ............................       4,396,000        4,395,957
  0.513%, 07/13/09 ............................       3,000,000        2,999,495
  0.477%, 07/15/09 ............................       5,000,000        4,999,086
  0.507%, 07/16/09 ............................       5,000,000        4,998,958
  0.578%, 07/20/09 ............................      10,000,000        9,996,991
  0.537%, 07/21/09 ............................       3,000,000        2,999,117
  0.517%, 07/22/09 ............................       5,000,000        4,998,512
  3.100%, 07/29/09 ............................       3,000,000        3,005,683
  0.528%, 08/03/09 ............................       5,000,000        4,997,616
  2.560%, 08/04/09 ............................       2,500,000        2,504,528
  5.250%, 08/05/09 ............................       3,000,000        3,013,433
  0.599%, 08/07/09 ............................       2,500,000        2,498,484
  0.578%, 08/12/09 ............................       3,500,000        3,497,673
  4.500%, 08/14/09 ............................       1,355,000        1,361,302
  2.000%, 08/18/09 ............................       5,200,000        5,209,876
  3.750%, 08/18/09 ............................       2,145,000        2,153,829
  0.599%, 08/20/09 ............................       5,000,000        4,995,902
  3.000%, 08/25/09(4) .........................         175,000          175,620
  0.609%, 08/26/09 ............................       4,290,000        4,285,996
  0.603%, 08/27/09 ............................       4,000,000        3,996,239
  0.589%, 09/04/09 ............................       1,790,000        1,788,126
  4.375%, 09/11/09 ............................       5,000,000        5,036,273
  0.640%, 09/15/09 ............................       2,500,000        2,496,675
  5.000%, 09/18/09 ............................       2,570,000        2,594,157
  0.640%, 10/01/09 ............................       5,000,000        4,991,950
  4.500%, 10/09/09 ............................       5,000,000        5,051,426
  3.220%, 10/30/09 ............................       2,825,000        2,848,194
  4.250%, 11/13/09 ............................       1,165,000        1,179,827
  6.500%, 11/13/09 ............................       1,300,000        1,327,550
  0.722%, 11/20/09 ............................       1,500,000        1,495,799
  0.743%, 12/11/09 ............................       2,500,000        2,491,736
  3.000%, 12/15/09 ............................       1,700,000        1,717,203
  1.050%, 05/28/10 ............................       5,000,000        5,022,248
                                                                   -------------
TOTAL FEDERAL HOME LOAN BANK ..................                      118,322,461
                                                                   =============

--------------------------------------------------------------------------------
                                                       PRINCIPAL
                                                        AMOUNT        VALUE
--------------------------------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORPORATION -- 2.5%
  4.250%, 07/15/09 ............................   $     149,000    $     149,210
  0.456%, 07/28/09 ............................       4,860,000        4,858,360
  4.375%, 07/30/09(4) .........................         500,000          501,533
  0.610%, 08/17/09 ............................         500,000          499,608
  0.588%, 09/08/09 ............................         500,000          499,445
  0.569%, 09/14/09 ............................       1,104,000        1,102,712
  0.701%, 09/21/09 ............................       5,514,000        5,505,325
  4.000%, 09/22/09(4) .........................         700,000          705,192
  0.763%, 12/07/09 ............................       1,000,000          996,687
                                                                   -------------
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION ..                       14,818,072
                                                                   =============


FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 2.5%
  0.504%, 07/02/09 ............................       5,520,000        5,519,924
  5.125%, 07/13/09 ............................         340,000          340,519
  5.375%, 08/15/09 ............................       3,357,000        3,376,766
  0.518%, 09/02/09 ............................       1,790,000        1,788,403
  6.625%, 09/15/09 ............................       2,392,000        2,421,695
  4.750%, 12/16/09(4,5) .......................       1,000,000        1,017,594
                                                                   -------------
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION ...                       14,464,901
                                                                   =============
TOTAL U.S. GOVERNMENT AND AGENCIES
(COST $180,556,324) -- 30.9% ..................                      180,556,324
                                                                   =============
TOTAL INVESTMENTS
(COST $585,576,557) -- 100.3% .................                      585,576,557

Liabilities less other assets -- (0.3)% .......                       (1,818,947)
                                                                   -------------
TOTAL NET ASSETS --100.0%
  (equivalent to $1.00 per share;
  unlimited shares of $0.01 par value
  capital shares authorized;
  583,863,082 shares outstanding) .............                    $ 583,757,610
                                                                   =============


(3) 144A RESTRICTED SECURITY
(4) CALLABLE
(5) VARIABLE RATE SECURITY
VALUATION OF SECURITIES IS ON THE BASIS OF AMORTIZED COST, WHICH APPROXIMATES
MARKET VALUE.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
4                                                      SCOUT FUNDS ANNUAL REPORT

Tax-Free Money Market Fund

OBJECTIVE (Unaudited)
THE TAX-FREE MONEY MARKET FUND SEEKS THE HIGHEST LEVEL OF INCOME EXEMPT FROM FEDERAL INCOME TAX CONSISTENT WITH QUALITY AND MATURITY STANDARDS.

--------------------------------------------------------------------------------

FUND DIVERSIFICATION(1) (Unaudited)
--------------------------------------------------------------------------------
SCOUT TAX-FREE MONEY MARKET FUND (UMTXX)

PIE CHART OMITTED

--------------------------------------------------------------------------------
Variable Rate Demand Notes ...............................................   52%
General Market Notes .....................................................   33%
Commercial Paper .........................................................   13%
Cash Equivalents .........................................................    2%
--------------------------------------------------------------------------------
BASED ON TOTAL NET ASSETS AS OF JUNE 30, 2009. SUBJECT TO CHANGE.

The Scout Tax-Free Money Market Fund provided a compounded average annual rate of return of 0.70%, 1.96% and 1 .86% for the one-, five- and ten-year periods ended June 30, 2009, while the Lipper Tax-Exempt Money Market Index posted an average of 0.96%, 2 .06% and 1.96% for the one-, five- and ten-year periods ended June 30, 2009. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF ITS INVESTOR CLASS, WHICH DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION QUOTED HERE. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END AND 7-DAY YIELD, PLEASE CALL 800-996-2862 OR VISIT WWW.SCOUTFUNDS.COM. PERFORMANCE OF THE SERVICE CLASS SHARES OF THE FUND MAY BE LOWER BASED ON DIFFERENCES IN EXPENSES PAID BY THE SHAREHOLDERS IN THE DIFFERENT CLASSES.

The events of the past 12 months will be remembered for a very long time. By any historical measure, the global financial crisis during the second half of 2008 was nothing less than breathtaking in terms of magnitude, scope and the short time period over which significant events occurred. It was, and to some extent, continues to be, arguably the most severe global financial crisis in the past fifty years, marked by severe declines in investor and consumer confidence worldwide along with a lack of trust among financial market participants. Coordinated efforts by central banks and governments around the world followed a "whatever it takes" strategy to stabilize markets and head off deflationary pressures. As a consequence of these actions, the yields on high-quality, short-term securities have fallen to under 0.5%.

By most accounts, the actions taken have been successful in stabilizing global financial markets for the time being. While the immediate financial crisis may have passed, the new challenge is the economic crisis that has been left in its wake. Following a period of investor optimism that began in the spring, the U.S. economy is now clearly struggling to recover from its worst performance in almost 30 years, notwithstanding the flood of monetary and fiscal stimulus. A higher than expected unemployment rate hasn't helped bolster consumer confidence of late, while at the same time consumer spending is facing the headwinds of a higher savings rate.

The Advisor remains committed to the Fund's conservative philosophy and high-quality focus. During the past year, this approach has provided shareholders with a haven for their funds in an otherwise turbulent investment environment. As always, it is the intention of the Advisor to emphasize safety of principal over yield as it considers purchase of high-quality, short-term debt obligations that are exempt from federal income tax for the Scout Tax Free Money Market Fund.

Thank you for your continued support of the Scout Money Market Funds.

BRUCE C. FERNANDEZ, CFA
DANIELLE L. BEAGLE
SCOUT INVESTMENT ADVISORS, INC.


(1) Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund's portfolio represented by the securities or sectors mentioned in this letter.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN UMB BANK, N.A. OR ITS AFFILIATES AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORP. OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. INCOME FROM THE SCOUT TAX-FREE MONEY MARKET FUND MAY BE SUBJECT TO FEDERAL ALTERNATIVE MINIMUM TAX AS WELL AS STATE AND LOCAL TAXES.
--------------------------------------------------------------------------------
JUNE 30, 2009                                                                  5

================================================================================
SCHEDULE OF INVESTMENTS
June 30, 2009

TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------
                                                        PRINCIPAL
                                                          AMOUNT        VALUE
--------------------------------------------------------------------------------
ALASKA -- 0.2%
City of Anchorage
  3.750%, 07/01/09 ...............................   $    250,000   $    250,000
                                                                    ============

ARIZONA -- 3.7%
Arizona Water Infrastructure Finance Authority
  2.750%, 10/01/09 ...............................        250,000        250,309
City of Phoenix
  4.750%, 07/01/18(4) ............................        250,000        252,500
City of Tempe
  4.250%, 07/01/09 ...............................        100,000        100,000
  4.500%, 07/01/09 ...............................        200,000        200,000
Coconino County Unified School
District No. 1 -- Flagstaff
  3.000%, 07/01/09 ...............................        500,000        500,000
  5.250%, 07/01/09 ...............................        400,000        400,000
Mesa
  5.000%, 07/01/14(4) ............................        500,000        500,000
  5.000%, 07/01/15(4) ............................        150,000        150,000
Pima County
  3.000%, 07/01/09 ...............................      1,500,000      1,500,000
  5.000%, 07/01/09 ...............................        355,000        355,000
Pima County Unified School
District No. 10 -- Amphitheater
  5.100%, 07/01/11(4) ............................        500,000        500,000
Tucson
  5.000%, 07/01/14(4) ............................        355,000        355,000
University of Arizona
  5.800%, 06/01/24(4) ............................        100,000        102,072
                                                                    ------------
                                                                       5,164,881
                                                                    ============
CALIFORNIA -- 0.7%
Tahoe-Truckee Unified School District
  5.750%, 08/01/20(4) ............................      1,000,000      1,013,906
                                                                    ============

COLORADO -- 7.1%
Adams County School District No. 12
  4.000%, 12/15/09 ...............................        150,000        151,842
  4.200%, 12/15/09 ...............................        500,000        506,711
City of Aurora
  3.250%, 11/01/09 ...............................        250,000        252,039
Colorado Health Facilities Authority
  5.500%, 09/01/09 ...............................        500,000        503,179
Colorado Housing & Finance Authority
  0.350%, 04/01/20(4,5) ..........................        900,000        900,000
  0.350%, 11/01/21(4,5) ..........................      1,000,000      1,000,000
  0.350%, 11/01/21(4,5) ..........................        300,000        300,000
  0.350%, 11/01/21(4,5) ..........................        200,000        200,000
  0.350%, 10/01/30(4,5) ..........................      2,700,000      2,700,000
  0.350%, 10/01/30(4,5) ..........................      2,945,000      2,945,000
Colorado Water Resources & Power Development Authority
  4.000%, 09/01/09 ...............................        315,000        316,555
El Paso County School District No. 20
  5.000%, 12/15/09 ...............................        200,000        203,616
                                                                    ------------
                                                                       9,978,942
                                                                    ============

--------------------------------------------------------------------------------
                                                        PRINCIPAL
                                                          AMOUNT        VALUE
--------------------------------------------------------------------------------
DELAWARE -- 0.2%
State of Delaware
  3.875%, 08/01/09 ...............................   $    350,000   $    350,948
                                                                    ============

FLORIDA -- 4.7%
City of Jacksonville
  0.250%, 10/01/32(4,5) ..........................      2,500,000      2,500,000
City of Tampa
  4.500%, 10/01/09 ...............................        460,000        463,731
Dade County Industrial Development
Authority
  0.350%, 06/01/21(4,5) ..........................      1,300,000      1,300,000
JEA Florida Electric System Revenue Bond
  0.270%, 10/01/38(4,5) ..........................      2,200,000      2,200,000
State of Florida
  4.000%, 07/01/09 ...............................        200,000        200,000
                                                                    ------------
                                                                       6,663,731
                                                                    ============
GEORGIA -- 1.4%
City of Atlanta
  5.500%, 01/01/26(4) ............................      1,750,000      1,811,205
De Kalb County
  5.000%, 10/01/28(4) ............................        100,000        102,036
                                                                    ------------
                                                                       1,913,241
                                                                    ============
HAWAII -- 0.5%
State of Hawaii
  3.125%, 09/01/09 ...............................        100,000        100,355
  6.000%, 09/01/09 ...............................        150,000        151,108
  2.625%, 10/01/09 ...............................        200,000        200,000
  6.000%, 11/01/09 ...............................        240,000        244,155
                                                                    ------------
                                                                         695,618
                                                                    ============
ILLINOIS -- 0.6%
City of Chicago
  3.100%, 01/01/10 ...............................        400,000        403,618
  4.000%, 01/01/10 ...............................        290,000        292,865
Lake County Forest Preservation District
  5.250%, 12/15/09 ...............................        200,000        204,078
                                                                    ------------
                                                                         900,561
                                                                    ============
INDIANA -- 0.1%
Indiana State Office Building Commission
  5.250%, 07/01/14(4) ............................        100,000        101,000
                                                                    ============
KANSAS -- 5.5%
Butler & Sedgwick Counties Unified School
District No. 385 -- Andover
  5.400%, 09/01/18(4) ............................        250,000        251,631
City of Lawrence
  4.000%, 11/01/09 ...............................        250,000        252,500
City of Wichita
  3.250%, 09/01/09 ...............................        500,000        501,949
Johnson & Miami Counties Unified
School District No. 230
  3.250%, 09/01/09 ...............................        375,000        375,588
Johnson County Unified School District No. 229
  3.500%, 10/01/09 ...............................        300,000        302,178
  5.000%, 10/01/09 ...............................        500,000        504,044
  5.000%, 10/01/18(4) ............................        325,000        327,834

--------------------------------------------------------------------------------
6                                                      SCOUT FUNDS ANNUAL REPORT

================================================================================
SCHEDULE OF INVESTMENTS
June 30, 2009

TAX-FREE MONEY MARKET FUND (CONTINUED)
--------------------------------------------------------------------------------
                                                        PRINCIPAL
                                                          AMOUNT        VALUE
--------------------------------------------------------------------------------
KANSAS (CONTINUED)
Kansas State Department of Transportation
  4.600%, 09/01/09 ...............................   $    100,000   $    100,685
  5.000%, 09/01/09 ...............................        350,000        352,073
  5.250%, 09/01/13(4) ............................        270,000        272,130
  5.250%, 09/01/14(4) ............................        150,000        151,116
  0.180%, 09/01/20(4,5) ..........................      2,500,000      2,500,000
Leawood
  5.100%, 09/01/15(4) ............................        210,000        211,529
Washburn University/Topeka
  6.125%, 07/01/29(4) ............................        500,000        500,000
Wyandotte County School District No. 204
  6.375%, 09/01/09 ...............................        100,000        100,818
Wyandotte County School District No. 500
  5.000%, 09/01/09 ...............................      1,000,000      1,007,278
                                                                    ------------
                                                                       7,711,353
                                                                    ============
MARYLAND -- 3.2%
County of Montgomery
  5.000%, 11/01/09 ...............................        275,000        278,553
Maryland Health & Higher Educational Facilities
Authority, Commercial Paper
  0.250%, 08/03/09 ...............................      1,000,000      1,000,000
  0.300%, 08/03/09 ...............................      3,256,000      3,256,000
                                                                    ------------
                                                                       4,534,553
                                                                    ============
MASSACHUSETTS -- 2.4%
Commonwealth of Massachusetts
  5.000%, 08/01/09 ...............................        100,000        100,150
0.270%, 01/01/21(4,5) ............................      1,730,000      1,730,000
  Massachusetts State Water Pollution Abatement
  5.000%, 08/01/09 ...............................        150,000        150,566
Massachusetts Water Resources Authority
  5.500%, 08/01/09 ...............................        325,000        326,198
  0.350%, 08/01/37(4,5) ..........................      1,000,000      1,000,000
                                                                    ------------
                                                                       3,306,914
                                                                    ============
MICHIGAN -- 2.2%
Birmingham City School District
  5.000%, 11/01/09 ...............................        540,000        547,210
State of Michigan
  3.000%, 09/30/09 ...............................      2,500,000      2,508,300
                                                                    ------------
                                                                       3,055,510
                                                                    ============
MINNESOTA -- 2.8%
City of Minneapolis
0.270%, 12/01/27(4,5) ............................      2,000,000      2,000,000
Hennepin County
0.220%, 12/01/25(4,5) ............................      1,705,000      1,705,000
Mankato
4.000%, 02/01/10 .................................        200,000        202,867
                                                                    ------------
                                                                       3,907,867
                                                                    ============
MISSISSIPPI -- 0.1%
State of Mississippi
0.500%, 09/01/25(4,5) ............................        100,000        100,000
                                                                    ============


--------------------------------------------------------------------------------
                                                        PRINCIPAL
                                                          AMOUNT        VALUE
--------------------------------------------------------------------------------
MISSOURI -- 9.1%
City of Kansas City
  5.250%, 09/01/094 ..............................   $    450,000   $    450,758
Jackson County Industrial Development Authority
  5.150%, 07/01/09 ...............................        175,000        175,000
Kansas City Industrial Development Authority
  0.270%, 04/01/27(4,5) ..........................      2,500,000      2,500,000
Lees Summit Industrial Development Authority
  6.000%, 08/15/17(4) ............................      2,000,000      2,027,632
Missouri State Health & Educational
  Facilities Authority
  0.270%, 09/01/30(4,5) ..........................      1,100,000      1,100,000
  0.270%, 09/01/30(4,5) ..........................        600,000        600,000
  0.350%, 09/01/30(4,5) ..........................        200,000        200,000
  0.330%, 07/01/32(4,5) ..........................      2,395,000      2,395,000
  0.180%, 10/01/35(4,5) ..........................      1,500,000      1,500,000
  0.270%, 03/01/40(4,5) ..........................      1,800,000      1,800,000
                                                                    ------------
                                                                      12,748,390
                                                                    ============
NEBRASKA -- 2.6%
City of Lincoln
  5.000%, 09/01/09 ...............................      1,845,000      1,851,781
Douglas County School District No. 1
  4.500%, 12/15/09 ...............................        300,000        304,733
Lincoln Nebraska Electric System Revenue,
  Commercial Paper
  0.200%, 07/14/09 ...............................      1,500,000      1,500,000
                                                                    ------------
                                                                       3,656,514
                                                                    ============
NEW HAMPSHIRE -- 0.4%
City of Nashua
  5.500%, 07/15/09 ...............................        500,000        500,921
                                                                    ============

NEW JERSEY -- 0.1%
Delaware Valley Regional High School
  District
  3.300%, 01/15/10 ...............................        125,000        126,541
                                                                    ============

NEW MEXICO -- 2.5%
Albuquerque Bernalillo County Water
Utility Authority
  5.000%, 07/01/09 ...............................      1,790,000      1,790,000
Albuquerque Municipal School District
  No. 12
  4.000%, 08/01/09 ...............................        200,000        200,365
City of Albuquerque
  4.000%, 07/01/09 ...............................      1,475,000      1,475,000
Santa Fe Public School District
  4.125%, 08/01/09 ...............................        100,000        100,172
                                                                    ------------
                                                                       3,565,537
                                                                    ============
NEW YORK -- 1.7%
City of New York
  0.180%, 08/01/10(4,5) ..........................      1,400,000      1,400,000
  0.180%, 08/01/21(4,5) ..........................        500,000        500,000
  0.280%, 04/01/36(4,5) ..........................        500,000        500,000
                                                                    ------------
                                                                       2,400,000
                                                                    ============

                                                        (CONTINUED ON NEXT PAGE)

--------------------------------------------------------------------------------
JUNE 30, 2009                                                                  7



================================================================================
SCHEDULE OF INVESTMENTS
June 30, 2009

TAX-FREE MONEY MARKET FUND (CONTINUED)
--------------------------------------------------------------------------------
                                                        PRINCIPAL
                                                          AMOUNT        VALUE
--------------------------------------------------------------------------------
NORTH CAROLINA -- 16.5%
Buncombe County
  0.470%, 12/01/11(4,5) ..........................   $  1,700,000   $  1,700,000
  0.470%, 12/01/14(4,5) ..........................        400,000        400,000
  0.470%, 12/01/15(4,5) ..........................      1,175,000      1,175,000
  0.470%, 12/01/16(4,5) ..........................        720,000        720,000
  0.470%, 12/01/18(4,5) ..........................      1,000,000      1,000,000
  0.470%, 12/01/20(4,5) ..........................      1,385,000      1,385,000
City of Charlotte
  0.320%, 06/01/25(4,5) ..........................      5,665,000      5,665,000
County of Forsyth
  0.320%, 03/01/25(4,5) ..........................        475,000        475,000
County of Wake
  0.280%, 04/01/19(4,5) ..........................      2,640,000      2,640,000
  0.300%, 03/01/26(4,5) ..........................        600,000        600,000
Cumberland County
  5.250%, 10/01/29(4) ............................      1,000,000      1,019,960
Mecklenburg County
  0.300%, 03/01/15(4,5) ..........................        800,000        800,000
  0.320%, 04/01/18(4,5) ..........................        750,000        750,000
  0.320%, 02/01/22(4,5) ..........................        790,000        790,000
New Hanover County
  0.320%, 02/01/26(4,5) ..........................      3,200,000      3,200,000
State of North Carolina
  0.320%, 05/01/21(4,5) ..........................        950,000        950,000
                                                                    ------------
                                                                      23,269,960
                                                                    ============
OHIO -- 0.4%
Medina City School District
  5.250%, 12/01/28(4) ............................        250,000        254,496
State of Ohio
  3.000%, 08/01/09 ...............................        250,000        250,467
Toledo City School District
  2.750%, 12/01/09 ...............................        100,000        100,308
                                                                    ------------
                                                                         605,271
                                                                    ============
OKLAHOMA -- 0.8%
Oklahoma Municipal Power Authority
  0.320%, 01/01/23(4,5) ..........................      1,000,000      1,000,000
Tulsa Metropolitan Utility Authority
  4.000%, 09/01/09 ...............................        100,000        100,501
                                                                    ------------
                                                                       1,100,501
                                                                    ============
PENNSYLVANIA -- 5.7%
Beaver County Industrial Development Authority
  0.350%, 12/01/20(4,5) ..........................      3,350,000      3,350,000
Commonwealth of Pennsylvania
  5.000%, 07/01/09 ...............................      2,500,000      2,500,000
East Stroudsburg Area School District
  3.750%, 09/01/09 ...............................        500,000        502,645
Pennsylvania Higher Educational
Facilities Authority
  5.375%, 07/01/13(4) ............................        150,000        150,000
Pennsylvania Turnpike Commission
  0.300%, 12/01/38(4,5) ..........................      1,000,000      1,000,000
Philadelphia School District
  0.320%, 09/01/30(4,5) ..........................        560,000        560,000
                                                                    ------------
                                                                       8,062,645
                                                                    ============

--------------------------------------------------------------------------------
                                                        PRINCIPAL
                                                          AMOUNT        VALUE
--------------------------------------------------------------------------------
SOUTH CAROLINA -- 0.9%
City of Charleston
0.320%, 01/01/33(4,5) ............................   $  1,200,000   $  1,200,000
                                                                    ============

SOUTH DAKOTA -- 3.3%
South Dakota Housing Development Authority
  0.450%, 05/01/32(4,5) ..........................      4,700,000      4,700,000
                                                                    ============

TENNESSEE -- 1.2%
County of Shelby
  5.500%, 08/01/09 ...............................        150,000        150,562
  0.350%, 03/01/11(4,5) ..........................        300,000        300,000
  0.300%, 04/01/30(4,5) ..........................        500,000        500,000
Metropolitan Government Nashville &
  Davidson
County Health & Educational Facilities Bond
  0.300%, 10/01/44(4,5) ..........................        700,000        700,000
                                                                    ------------
                                                                       1,650,562
                                                                    ============
TEXAS -- 12.4%
City of Denton
  5.000%, 12/01/09 ...............................        500,000        507,816
El Paso Independent School District
  5.000%, 08/15/09 ...............................      2,000,000      2,008,079
Harlingen Consolidated Independent
  School District
  5.650%, 08/15/29(4) ............................        450,000        452,717
Harris County, Commercial Paper
  0.200%, 07/02/09 ...............................      1,000,000      1,000,000
  0.200%, 07/02/09 ...............................      5,500,000      5,500,000
Huntsville Independent School District
  5.000%, 08/15/26(4) ............................        100,000        100,518
Leander Independent School District
  4.000%, 08/15/09 ...............................        200,000        200,795
Lewisville Independent School District
  4.000%, 08/15/09 ...............................      1,000,000      1,003,718
North East Independent School District
  5.750%, 02/01/20(4) ............................        200,000        205,867
Northside Independent School District
  5.000%, 08/15/09 ...............................        500,000        501,958
State of Texas
  5.000%, 08/01/09 ...............................        100,000        100,337
Texas Public Finance Authority,
Commercial Paper
  0.200%, 07/06/09 ...............................      1,500,000      1,500,000
  0.250%, 07/09/09 ...............................      4,000,000      4,000,000
University of Texas
  5.375%, 08/15/17(4) ............................        190,000        191,114
Ysleta Independent School District Public
Facility Corp.
  6.000%, 11/15/24(4) ............................        150,000        152,742
                                                                    ------------
                                                                      17,425,661
                                                                    ============
UTAH -- 0.9%
Iron County School District
  3.000%, 01/15/10 ...............................      1,030,000      1,043,204
State of Utah
  4.500%, 07/01/09 ...............................        200,000        200,000
                                                                    ------------
                                                                       1,243,204
                                                                    ============

--------------------------------------------------------------------------------
8                                                      SCOUT FUNDS ANNUAL REPORT

================================================================================
SCHEDULE OF INVESTMENTS
June 30, 2009

TAX-FREE MONEY MARKET FUND (CONTINUED)
--------------------------------------------------------------------------------
                                                        PRINCIPAL
                                                          AMOUNT        VALUE
--------------------------------------------------------------------------------
VIRGINIA -- 2.1%
County of Fairfax
  5.000%, 10/01/09 ...............................   $    200,000   $    202,152
Virginia College Building Authority
  0.320%, 02/01/26(4,5) ..........................      1,200,000      1,200,000
  0.320%, 02/01/26(4,5) ..........................      1,000,000      1,000,000
Virginia Public School Authority
  4.250%, 08/01/09 ...............................        390,000        391,159
Virginia Resources Authority
  5.000%, 10/01/09 ...............................        200,000        202,126
                                                                    ------------
                                                                       2,995,437
                                                                    ============
WASHINGTON -- 1.2%
County of King
  5.250%, 12/01/09 ...............................      1,000,000      1,018,986
King County School District
  No. 401 -- Highline
  4.250%, 12/01/09 ...............................        125,000        126,681
Snohomish County School
District No. 16 -- Arlington
  5.500%, 12/01/09 ...............................        100,000        101,864
Snohomish County School
District No. 6 -- Mukilteo
  5.650%, 12/01/09 ...............................        250,000        255,150
State of Washington
  5.625%, 07/01/21(4) ............................        200,000        200,000
                                                                    ------------
                                                                       1,702,681
                                                                    ============


--------------------------------------------------------------------------------
                                                        PRINCIPAL
                                                          AMOUNT        VALUE
--------------------------------------------------------------------------------
WISCONSIN -- 1.0%
City of Appleton
  5.125%, 01/01/10 ...............................   $    160,000   $    163,364
City of Oshkosh
  3.250%, 12/01/09 ...............................        850,000        858,632
County of Milwaukee
  5.625%, 09/01/13(4) ............................        100,000        100,828
Kenosha
  5.000%, 09/01/09 ...............................        350,000        352,578
                                                                    ------------
                                                                       1,475,402
                                                                    ============
TOTAL INVESTMENTS
(COST $138,078,252) -- 98.2% .....................                   138,078,252
                                                                    ============
Other assets less liabilities -- 1.8% ............                     2,520,797
                                                                    ------------
TOTAL NET ASSETS --100.0%
  (equivalent to $1.00 per share;
  unlimited shares of $0.01 par value
  capital shares authorized;
  140,680,849 shares outstanding) ................                  $140,599,049
                                                                    ============


(4) CALLABLE
(5) VARIABLE RATE SECURITY
VALUATION OF SECURITIES IS ON THE BASIS OF AMORTIZED COST, WHICH APPROXIMATES
MARKET VALUE.



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
JUNE 30, 2009                                                                  9

==============================================================================================
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2009
(in thousands except per share data)

----------------------------------------------------------------------------------------------
                                                    MONEY MARKET   MONEY MARKET
                                                       FUND           FUND          TAX-FREE
                                                      FEDERAL         PRIME       MONEY MARKET
                                                     PORTFOLIO       PORTFOLIO        FUND
----------------------------------------------------------------------------------------------
ASSETS:
  Investment securities at cost ..................   $   275,683    $   585,577    $   138,078
                                                     =========================================
  Investment securities at value .................   $   275,683    $   585,577    $   138,078
  Cash ...........................................           223              1            211
  Receivables:
   Investments sold ..............................            --             --          3,045
   Interest ......................................           453            773            819
  Prepaid and other assets .......................            22             89             35
                                                     -----------------------------------------
    Total assets .................................       276,381        586,440        142,188
                                                     -----------------------------------------
LIABILITIES:
  Payables:
   Investments purchased .........................            --          2,500          1,525
   Fund shares redeemed ..........................             2             43             --
   Dividends payable .............................            10             18              9
   Accrued investment advisory fees ..............             2             13              6
   Accrued administration and fund accounting fees            23             42             14
   Accrued shareholder servicing fees ............             6              8              5
   Accrued custody fees ..........................             6              9              3
   Accrued distribution fees .....................             1             --              1
   Other accrued expenses ........................            42             49             26
                                                     -----------------------------------------
    Total liabilities ............................            92          2,682          1,589
                                                     -----------------------------------------
NET ASSETS .......................................   $   276,289    $   583,758    $   140,599
                                                     =========================================
NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital) ....   $   276,291    $   583,834    $   140,626
  Accumulated undistributed income:
   Net realized loss on investments ..............            (2)           (76)           (27)
                                                     -----------------------------------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES ......   $   276,289    $   583,758    $   140,599
                                                     =========================================
Capital Shares, $0.01 par value:
   Authorized ....................................     Unlimited      Unlimited      Unlimited
Shares issued and outstanding:
  Investor Class .................................       185,471        401,162        122,316
  Service Class ..................................        90,855        182,701         18,365
                                                     -----------------------------------------
TOTAL SHARES ISSUED AND OUTSTANDING ..............       276,326        583,863        140,681
                                                     =========================================
NET ASSET VALUE PER SHARE - INVESTOR CLASS .......   $      1.00    $      1.00    $      1.00
                                                     =========================================
NET ASSET VALUE PER SHARE - SERVICE CLASS ........   $      1.00    $      1.00    $      1.00
                                                     =========================================



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
----------------------------------------------------------------------------------------------
10                                                                   SCOUT FUNDS ANNUAL REPORT

===============================================================================================
STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2009
(in thousands)

-----------------------------------------------------------------------------------------------
                                                     MONEY MARKET    MONEY MARKET
                                                         FUND          FUND         TAX-FREE
                                                        FEDERAL        PRIME       MONEY MARKET
                                                       PORTFOLIO      PORTFOLIO       FUND
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest income ....................................   $ 3,542      $ 9,822       $ 2,201
EXPENSES:
  Investment advisory fees ...........................       950        2,471           522
  Administration and fund accounting fees ............       318          569           192
  Shareholder servicing fees .........................        64           90            58
  Professional fees ..................................        71          126            53
  Federal and state registration fees ................        30           39            29
  Custody fees .......................................        62          109            30
  Reports to shareholders ............................        42           83            27
  Insurance fees .....................................         9           21             4
  Directors' fees ....................................        14           32             8
  Distribution fees ..................................       690        1,128            97
  Treasury insurance fees ............................        81          237            55
  Other expenses .....................................        22          102            29
                                                         ----------------------------------
   Total expenses before waiver ......................     2,353        5,007         1,104
                                                         ----------------------------------
  Waiver .............................................       409(1)       712(1)         48(1)
  Net expenses .......................................     1,944        4,295         1,056
                                                         ----------------------------------
  Net investment income ..............................     1,598        5,527         1,145
                                                         ----------------------------------
NET REALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investments ............        10          (32)           --
                                                         ----------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   $ 1,608      $ 5,495       $ 1,145
                                                         ==================================




(1)INCLUDING (IN THOUSANDS) $118, $264, AND $2, RESPECTIVELY, OF VOLUNTARILY
WAIVED INVESTMENT ADVISORY FEES AND $291, $448, AND $46, RESPECTIVELY, OF
VOLUNTARILY WAIVED DISTRIBUTION FEES.





-----------------------------------------------------------------------------------------------
JUNE 30, 2009                                                                                11

=================================================================================================================================
STATEMENTS OF CHANGES IN NET ASSETS
(in thousands)

----------------------------------------------------------------------------------------------------------------------------------
                                               MONEY MARKET FUND          MONEY MARKET FUND          TAX-FREE MONEY MARKET
                                               FEDERAL PORTFOLIO           PRIME PORTFOLIO                     FUND
                                        ----------------------------- ----------------------------  ------------------------------
                                          YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED     YEAR ENDED
                                        JUNE 30, 2009  JUNE 30, 2008  JUNE 30, 2009  JUNE 30, 2008   JUNE 30, 2009  JUNE 30, 2008
----------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income ..............   $     1,598    $     9,672    $     5,527    $    24,583    $     1,145    $     3,287
  Net realized gain on investments ...            10             12            (32)            86             --             (2)
                                         --------------------------------------------------------------------------------------
  Net increase in net assets resulting
   from operations ...................         1,608          9,684          5,495         24,669          1,145          3,285

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
   Investor Class ....................        (1,057)        (8,403)        (4,211)       (21,961)        (1,058)        (3,130)
   Service Class .....................          (541)        (1,269)        (1,316)        (2,622)           (87)          (157)
                                         --------------------------------------------------------------------------------------
  Total distributions to shareholders         (1,598)        (9,672)        (5,527)       (24,583)        (1,145)        (3,287)

CAPITAL SHARE TRANSACTIONS:
  Investor Class
   Shares sold .......................       330,267        491,333        463,571      1,192,478        251,973        228,690
   Shares issued for reinvestment
    of distributions .................           183          1,262          1,313          6,441             67            360
   Shares redeemed ...................      (312,109)      (603,781)      (590,190)    (1,344,086)      (254,393       (244,466)
                                         --------------------------------------------------------------------------------------
   Net increase (decrease) from
    capital share transactions .......        18,341       (111,186)      (125,306)      (145,167)        (2,353)       (15,416)
  Service Class
    Shares sold ......................     1,044,924        311,416        932,295      1,067,844         51,944         64,614
    Shares issued for reinvestment
     of distributions ................            --             --             --             --             --             --
    Shares redeemed ..................    (1,099,373)      (166,112)    (1,155,021)      (662,417)       (58,466)       (39,727)
                                         --------------------------------------------------------------------------------------
Net increase (decrease) from
  capital share transactions .........       (54,449)       145,304       (222,726)       405,427         (6,522)        24,887
Net increase (decrease) from
  capital share transactions .........       (36,108)        34,118       (348,032)       260,260         (8,875)         9,471
Net increase (decrease) in net assets        (36,098)        34,130       (348,064)       260,346         (8,875)         9,469

NET ASSETS:
  Beginning of period ................       312,387        278,257        931,822        671,476        149,474        140,005
                                         --------------------------------------------------------------------------------------
  End of period ......................   $   276,289    $   312,387    $   583,758    $   931,822    $   140,599    $   149,474
                                         ======================================================================================
Undistributed net investment income ..            --             --             --             --             --             --

TRANSACTIONS IN SHARES:
  Investor Class
   Shares sold .......................       330,267        491,333        463,571      1,192,478        251,973        228,690
   Shares reinvested .................           183          1,262          1,313          6,441             67            360
   Shares redeemed ...................      (312,109)      (603,781)      (590,190)    (1,344,086)      (254,393)      (244,466)
                                         --------------------------------------------------------------------------------------
  Net increase (decrease) ............        18,341       (111,186)      (125,306)      (145,167)        (2,353)       (15,416)
   Service Class
   Shares sold .......................     1,044,924        311,416        932,295      1,067,844         51,944         64,613
   Shares reinvested .................            --             --             --             --             --             --
   Shares redeemed ...................    (1,099,373)      (166,112)    (1,155,021)      (662,417)       (58,466)       (39,727)
                                         --------------------------------------------------------------------------------------
Net increase (decrease) ..............       (54,449)       145,304       (222,726)       405,427         (6,522)        24,886
Net increase (decrease) ..............       (36,108)        34,118       (348,032)       260,260         (8,875)         9,470
                                         ======================================================================================





SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
----------------------------------------------------------------------------------------------------------------------------------
12                                                                                                        SCOUT FUNDS ANNUAL REPORT


==================================================================================================================
FINANCIAL HIGHLIGHTS
PER SHARE INCOME AND CAPITAL CHANGES FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.
------------------------------------------------------------------------------------------------------------------
SCOUT MONEY MARKET FUND - FEDERAL PORTFOLIO
                                                             FOR THE PERIODS ENDED JUNE 30,
                                              2009           2008           2007          2006           2005
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                           ----------------------------------------------------------------------
  Income from investment operations:
   Net investment income ...............         0.01           0.03           0.05           0.04           0.02
                                           ----------------------------------------------------------------------
  Distributions from:
   Net investment income ...............        (0.01)         (0.03)         (0.05)         (0.04)         (0.02)
                                           ----------------------------------------------------------------------
Net asset value, end of period .........   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                           ======================================================================
Total return ...........................         0.61%          3.38%          4.82%          3.62%          1.69%
                                           ======================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)    $      185     $      167     $      278     $      205     $      203
Ratio of expenses to average net assets:
  Net of waivers .......................         0.48%(a)       0.47%(b)       0.46%(b)       0.50%(b)       0.51%(b)
  Before waivers .......................         0.52%          0.47%          0.46%          0.50%          0.51%
Ratio of net investment income
  to average net assets:
  Net of waivers .......................         0.59%(a)       3.26%(b)       4.73%(b)       3.58%(b)       1.65%(b)
  Before waivers .......................         0.55%          3.26%          4.73%          3.58%          1.65%


(a) THE ADVISOR HAS VOLUNTARILY WAIVED (IN THOUSANDS) $79 OF INVESTMENT ADVISORY FEES.
(b) RATIO REFLECTS NO WAIVER.


SCOUT MONEY MARKET FUND - PRIME PORTFOLIO
------------------------------------------------------------------------------------------------------------------
                                                               FOR THE PERIODS ENDED JUNE 30,
                                              2009           2008           2007          2006           2005
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                           ----------------------------------------------------------------------
  Income from investment operations:
   Net investment income ...............         0.01           0.04           0.05           0.04           0.02
  Distributions from:
   Net investment income ................        (0.01)         (0.04)         (0.05)         (0.04)         (0.02)
                                           ----------------------------------------------------------------------
Net asset value, end of period .........   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                           ======================================================================
Total return ...........................         0.81%          3.58%          4.90%          3.68%          1.71%
                                           ======================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)    $      401     $      526     $      671     $      572     $      517
Ratio of expenses to average net assets:
  Net of waivers .......................         0.50%(a)       0.48%(b)       0.46%(b)       0.50%(b)       0.50%(b)
  Before waivers .......................         0.53%          0.48%          0.46%          0.50%          0.50%
Ratio of net investment income
  to average net assets:
  Net of waivers .......................         0.84%(a)       3.47%(b)       4.80%(b)       3.64%(b)       1.69%(b)
  Before waivers .......................         0.81%          3.47%          4.80%          3.64%          1.69%



(a) THE ADVISOR HAS VOLUNTARILY WAIVED (IN THOUSANDS) $181 OF INVESTMENT ADVISORY FEES.
(b) RATIO REFLECTS NO WAIVER.


SCOUT TAX-FREE MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------
                                                              FOR THE PERIODS ENDED JUNE 30,
                                               2009           2008           2007          2006           2005
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                           ----------------------------------------------------------------------
  Income from investment operations:
   Net investment income ...............         0.01           0.02           0.03           0.02           0.01
                                           ----------------------------------------------------------------------
  Distributions from:
   Net investment income ...............        (0.01)         (0.02)         (0.03)         (0.02)         (0.01)
                                           ----------------------------------------------------------------------
Net asset value, end of period .........   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                           ======================================================================
Total return ...........................         0.70%          2.36%          3.14%          2.37%          1.25%
                                           ======================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)    $      122     $      124     $      140     $      110     $      147
Ratio of expenses to average net assets:
  Net of waivers .......................         0.58%(a)       0.53%(b)       0.49%(b)       0.53%(b)       0.51%(b)
  Before waivers .......................         0.58%          0.53%          0.49%          0.53%          0.51%
Ratio of net investment income
  to average net assets:
  Net of waivers .......................         0.68%(a)       2.29%(b)       3.10%(b)       2.33%(b)       1.24%(b)
  Before waivers .......................         0.68%          2.29%          3.10%          2.33%          1.24%


(a) THE ADVISOR HAS VOLUNTARILY WAIVED (IN THOUSANDS) $2 OF INVESTMENT ADVISORY FEES.
(b) RATIO REFLECTS NO WAIVER.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
------------------------------------------------------------------------------------------------------------------
JUNE 30, 2009                                                                                                   13

================================================================================
NOTES TO FINANCIAL STATEMENTS
June 30, 2009


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES The Scout Money Market Fund - Federal Portfolio ("Money Market - Federal Portfolio"), Scout Money Market Fund - Prime Portfolio ("Money Market - Prime Portfolio") and Scout Tax-Free Money Market Fund ("Tax-Free Money Market"), (individually referred to as a "Fund," or collectively as the "Funds") are mutual funds offered by the Scout Funds, a Delaware statutory trust (the "Trust"), registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Funds' investment objectives are as follows:

FUND                                 INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
Money Market - Federal Portfolio ..  Maximum income consistent with safety of principal and liquidity
Money Market - Prime Portfolio ....  Maximum income consistent with safety of principal and liquidity
Tax-Free Money Market .............  Highest level of income exempt from federal income tax consistent with
                                     quality and maturity standards
--------------------------------------------------------------------------------

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

a) SECURITY VALUATIONS -- Money market holdings are valued at amortized cost, which approximates market value.

     Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income and distributions to shareholders are recorded on ex-dividend dates. Realized gains and losses from investments are reported on the identified cost basis, which is also used for income tax purposes.

     In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. The Funds adopted FAS 157 on July 1, 2008. In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP FAS 157-4"), effective for interim and annual periods ending after June 15, 2009. FSP FAS 157-4 expands existing fair value measurement disclosure to include a breakout of the current FAS 157 chart to add category and/or security types.

     Under FAS 157, various inputs are used in determining the value of the Fund's investments. These inputs are summarized into three broad levels as described below:

     o  Level 1 -- quoted prices in active markets for identical securities;

     o  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotations obtained from pricing services); or

     o  Level 3 -- significant unobservableinputs (including the Fund's own assumptions in determining the fair value of investments).

     The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. For example, money market holdings are valued using amortized cost under Rule 2a-7 of the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a holding, but since the value is not obtained from a quoted price in an active market, such holdings are reflected as Level 2.

The following is a summary of the inputs used, as of June 30, 2009, in valuing the Funds' assets:


MONEY MARKET -- FEDERAL PORTFOLIO:

SECURITY TYPE                      LEVEL 1   LEVEL 2        LEVEL 3     TOTAL
----------------------------------------------------------------------------------
U.S. Government and Agencies ...   $  --     $275,683,373   $  --     $275,683,373
                                   -----------------------------------------------
Total ..........................   $  --     $275,683,373   $  --     $275,683,373
                                   ===============================================

MONEY MARKET -- PRIME PORTFOLIO:

SECURITY TYPE                      LEVEL 1   LEVEL 2        LEVEL 3      TOTAL
----------------------------------------------------------------------------------
Commercial Paper ...............   $  --     $ 390,485,982  $  --     $390,485,982
Corporate Debt .................      --         7,034,251     --        7,034,251
Municipal Bonds ................      --         7,500,000     --        7,500,000
U.S. Government and Agencies ...      --       180,556,324     --      180,556,324
                                   -----------------------------------------------
Total ..........................   $  --     $ 585,576,557  $  --     $585,576,557
                                   ===============================================

TAX-FREE MONEY MARKET:

SECURITY TYPE                      LEVEL 1   LEVEL 2        LEVEL 3      TOTAL
----------------------------------------------------------------------------------
Commercial Paper................   $  --     $  17,756,000  $  --     $ 17,756,000
Municipal Bonds ................      --       120,322,252     --      120,322,252
                                   -----------------------------------------------
Total ..........................   $  --     $ 138,078,252  $  --     $138,078,252
                                   ===============================================

--------------------------------------------------------------------------------
14                                                     SCOUT FUNDS ANNUAL REPORT

================================================================================

b) FEDERAL INCOME TAXES -- The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore no federal income tax provision is required.

     Effective December 31, 2007, the Funds adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes," a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of June 30, 2009. Also, the Funds have recognized no interest and penalties related to uncertain tax benefits for the year ended June 30, 2009. At June 30, 2009, the tax years June 30, 2006 through June 30, 2009 remain open to examination in the Funds' major tax jurisdictions.

     As of June 30, 2009, the following Funds had net capital loss carryovers:

                              MONEY                MONEY
                             MARKET -              MARKET -          TAX-FREE
                             FEDERAL                PRIME              MONEY
     (IN THOUSANDS)         PORTFOLIO            PORTFOLIO            MARKET
------------------------------------------------------------------------------
     For losses expiring
     June 30,
        2011 .............    $--                  $--                  $25
        2012 .............     --                   --                   --
        2013 .............     --                   --                   --
        2014 .............      1                   41                   --
        2015 .............      1                    3                   --
        2016 .............     --                   --                   --
        2017 .............     --                   --                    2
                              ---------------------------------------------
                              $ 2                  $44                  $27
                              ==============================================

     Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the year ended June 30, 2009, the Money Market - Federal Portfolio Fund utilized (in thousands) $10 of its capital loss carryovers.

     As of June 30, 2009, the Money Market - Prime Portfolio Fund had (in thousands) $32 of post-October capital losses, which are deferred until July 1, 2009 for tax purposes. Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first day of the Fund's next taxable year.

c) DISTRIBUTIONS TO SHAREHOLDERS -- Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differing treatment for items such as net operating losses.

d) TREASURY'S TEMPORARY GUARANTEE PROGRAM -- The Scout Money Market Funds (each a "Fund" and together the "Funds") have entered into a Guarantee Agreement with the United States Department of the Treasury (the "Treasury") to participate in the Treasury's Temporary Guarantee Program for Money Market Funds (the "Program").

     Under the Program, the Treasury guarantees the share price of shares held in the Funds by shareholders as of September 19, 2008 at $1.00 per share if the Fund's NAV per share falls below $0.995 (a "Guarantee Event") and the Fund liquidates . Recovery under the Program is subject to certain conditions and limitations.

     Fund shares acquired by investors after September 19, 2008 that increase the number of Fund shares the investor held at the close of business on September 19, 2008 are not eligible for protection under the Program. In addition, Fund shares acquired by investors who did not hold Fund shares at the close of business on September 19, 2008 are not eligible for protection under the Program.

     Participation in the Program for the three-month period ended December 18, 2008 required a payment to the Treasury in the amount of 0.010% of the net asset value of the respective Fund as of September 19, 2008. The continued participation of the Funds in the Program through April 30, 2009 required an additional payment to the Treasury of 0.015% of the net asset value of the respective Fund as of September 19, 2008. Each Fund bears the expense of its participation in the program. Payments made are being amortized over the period of the participation in the Program and are shown as "Treasury insurance fees" on the Statements of Operations.

     On March 31, 2009, the Treasury announced the further extension of its Temporary Guarantee Program for Money Market Funds until September 18, 2009, at which time the Program is scheduled to terminate for all money market funds. The Money Market - Prime Portfolio and Tax-Free Money Market Funds have applied for continued participation in the Program for the period from May 1, 2009 through September 18, 2009. The continued participation of the Funds through September 18, 2009 required an additional payment to the Treasury in the amount of 0.015% of the net asset value of each of the participating Funds as of September 19, 2008. The Money Market - Federal Portfolio has not applied for continued participation and thus will not participate in the Program after April 30, 2009.

e) AMORTIZATION -- Discounts and premiums on securities purchased are amortized over the life of the respective securities.

f) USE OF ESTIMATES -- The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

g) GUARANTEES AND INDEMNIFICATIONS -- In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

h) MULTIPLE SHARE CLASS - MONEY MARKET FUNDS -- The Money Market - Federal Portfolio, Money Market - Prime Portfolio, and Tax-Free Money Market Funds each offer two classes of shares (Investor Class and Service Class). The Service Class shares are subject to a 0.50% distribution fee. The Investor Class shares have no distribution fee. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.

     For the year ended June 30, 2009, the Advisor for the Money Market - Federal Portfolio, Money Market - Prime Portfolio, and Tax-Free Money Market Funds voluntarily waived (in thousands) $291, $448, and $46, respectively, of distribution fees.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) INVESTMENT ADVISORY FEES -- The Trust, on behalf of the Funds, has entered into an Investment Advisory Agreement (the "Agreement") with Scout Investment Advisors, Inc. (the "Advisor"). Each of the Funds was subject to the following fees under the Agreement for the period from July 1, 2008 through June 30, 2009:

     Money Market - Federal Portfolio and Tax-Free Money Market -- 0.30% of average daily net assets.

     Money Market - Prime Portfolio -- 0.34% of average daily net assets.

     For the year ended June 30, 2009, the Advisor for the Money Market - Federal Portfolio, Money Market - Prime Portfolio, and Tax-Free Money Market Funds voluntarily waived (in thousands) $118, $264, and $2, respectively, of Investment Advisory fees.

                                                        (CONTINUED ON NEXT PAGE)

--------------------------------------------------------------------------------
JUNE 30, 2009                                                                 15

================================================================================

June 30, 2009

b) ADMINISTRATION AND FUND ACCOUNTING FEES -- The Trust, on behalf of the Funds, has entered into an Administration and Fund Accounting Agreement with UMB Fund Services, Inc. ("UMBFS"), an affiliate of the Advisor. Each of the Funds was subject to the following fees under the Administration and Fund Accounting Agreement for the period from July 1, 2008 through June 30, 2009:

     Money Market - Federal Portfolio, Money Market - Prime Portfolio and Tax-Free Money Market -- 0.10% of the first $250 million of average daily net assets, 0.075% of the next $250 million of average daily net assets, 0.050% of the next $250 million of average daily net assets and 0.030% of daily net assets over $750 million.

c) SHAREHOLDER SERVICING FEES -- UMBFS also serves as the Funds' transfer agent. UMBFS is paid a fee for these services based on the number of shareholder accounts and activity levels.

d) CUSTODIAN FEES -- UMB Bank, n.a. (the "Bank"), an affiliate of the Advisor, serves as the Funds' custodian. The Bank receives a fee for its services based on the value of securities held in the Funds and the number of transactions.

e) GENERAL -- Certain of the Officers and Directors of the Trust are Officers and Directors of one or more of the above affiliates.

3. INVESTMENT TRANSACTIONS

The aggregate amount of security transactions during the year ended June 30, 2009 were as follows:

                                             OTHER THAN
                                                 U.S.
                                              GOVERNMENT      U.S. GOVERNMENT
(IN THOUSANDS)                                SECURITIES        SECURITIES
--------------------------------------------------------------------------------
MONEY MARKET - FEDERAL PORTFOLIO:
  Purchases ................................  $      --         $13,869,104
  Sale/Maturity proceeds ...................         --          13,907,759
MONEY MARKET - PRIME PORTFOLIO:
  Purchases ................................   18,578,238         2,809,028
  Sale/Maturity proceeds ...................   18,778,530         2,961,495
TAX-FREE MONEY MARKET:
  Purchases ................................      657,592              --
  Sale/Maturity proceeds ...................      667,643              --
--------------------------------------------------------------------------------

4. FEDERAL TAX INFORMATION

At June 30, 2009, the cost of securities on a tax basis for federal income tax purposes were as follows:
                                               MONEY        MONEY
                                               MARKET -     MARKET-     TAX-FREE
                                               FEDERAL       PRIME       MONEY
 (IN THOUSANDS)                               PORTFOLIO    PORTFOLIO     MARKET
--------------------------------------------------------------------------------
Cost of securities on a tax basis .......     $275,683     $585,577     $138,078
                                            ====================================


The tax character of distributions paid during the years ended June 30, 2009 and 2008, were as follows:

                                    MONEY MARKET -         MONEY MARKET -             TAX-FREE
                                  FEDERAL PORTFOLIO       PRIME PORTFOLIO             MONEY MARKET
                              ----------------------   --------------------     ------------------------
                                YEAR         YEAR        YEAR        YEAR           YEAR        YEAR
                               ENDED        ENDED        ENDED       ENDED          ENDED       ENDED
                               JUNE 30,    JUNE 30,     JUNE 30,    JUNE 30        JUNE 30     JUNE 30,
(IN THOUSANDS)                   2009       2008          2009        2008          2009         2008
--------------------------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary Income .........   $ 1,598      $ 9,672      $ 5,527      $24,583      $    --      $    --
                              ------------------------------------------------------------------------
Total taxable distributions     1,598        9,672        5,527       24,583           --           --
  Exempt interest .........        --           --           --           --        1,145        3,287
                              ------------------------------------------------------------------------
Total distributions paid ..   $ 1,598      $ 9,672      $ 5,527      $24,583      $ 1,145      $ 3,287
                              ========================================================================



As of June 30, 2009, the components of accumulated deficit on a tax basis were as follows:

                                               MONEY        MONEY
                                               MARKET -     MARKET-     TAX-FREE
 (IN THOUSANDS)                                FEDERAL       PRIME        MONEY
                                             PORTFOLIO     PORTFOLIO     MARKET
--------------------------------------------------------------------------------
Total accumulated deficit .................  $   (2)       $  (76)     $   (27)
                                             =================================

5. SUBSEQUENT EVENTS

Effective June 30, 2009, UMB Financial Corporation ("UMBFC"), the parent company to the Advisor, restructured its asset management business which is now conducted primarily through Scout Investment Advisors, Inc. ("SIA"). SIA was repositioned as a subsidiary of UMBFC rather than of UMB Bank, n.a.; and in connection with the restructuring, SIA changed the name of the series of the Trust (each a "Fund" and collectively, the "Funds") as "Scout Funds," removing "UMB" from the names of the Trust and the Funds effective July 1, 2009. The Funds have evaluated subsequent events through August 27, 2009.

6. ACCOUNTING PRONOUNCEMENTS

In March 2008, the FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosure about Derivative Instruments and Hedging Activities" (SFAS
161). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Funds adopted SFAS 161 on June 30, 2009. SFAS 161 requires enhanced disclosures about the Funds' derivative and hedging activities, including how such activities are accounted for and their effects on the Funds' financial position, performance and cash flows. The investment policies of the Funds are such that they are not permitted to invest in derivative or hedging positions and therefore they did not hold any derivative or hedging positions throughout the year ended June 30, 2009.

--------------------------------------------------------------------------------
16                                                     SCOUT FUNDS ANNUAL REPORT

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
June 30, 2009

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF SCOUT FUNDS:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Scout Money Market Fund -- Federal Portfolio, Scout Money Market Fund -- Prime Portfolio, and Scout Tax Free Money Market Fund, three of the portfolios constituting UMB Scout Funds (the "Trust") (subsequently renamed Scout Funds) as of June 30, 2009, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended June 30, 2008 and the financial highlights for the periods ended prior to July 1, 2008 were audited by other auditors, whose report, dated August 13, 2008, expressed an unqualified opinion on these statements of changes in net assets and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 2009 financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Scout Money Market Fund -- Federal Portfolio, Scout Money Market Fund -- Prime Portfolio, and Scout Tax Free Money Market Fund, as of June 30, 2009, the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ DELOITTE & TOUCHE LLP
-------------------------
Milwaukee, Wisconsin
August 27, 2009



--------------------------------------------------------------------------------
JUNE 30, 2009                                                                 17

================================================================================

EXPENSE EXAMPLE
June 30, 2009 (Unaudited)


As a shareholder of the Scout Funds (the "Funds"), you incur ongoing costs, including management fees and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. The following Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2009 to June 30, 2009.

ACTUAL EXPENSES

The first line of the following table under each Fund's name entitled "Actual" provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table under each Fund's name entitled "Hypothetical" provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in a Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

                                                                          EXPENSES
                                                                            PAID
                                         BEGINNING     ENDING              DURING
                                           ACCOUNT     ACCOUNT ANNUALIZED  PERIOD
                                            VALUE       VALUE   EXPENSE  1/1/09 -
FUND                                        1/1/09     6/30/09   RATIO    6/30/09*
-------------------------------------------------------------------------------------
MONEY MARKET - FEDERAL PORTFOLIO
Actual ...............................   $ 1,000.00   $1,000.60     0.454  $ 2.25
Hypothetical .........................     1,000.00    1,022.75     0.454    2.28

MONEY MARKET - PRIME PORTFOLIO
Actual ...............................     1,000.00    1,000.50     0.475    2.36
Hypothetical .........................     1,000.00    1,022.64     0.475    2.39

TAX-FREE MONEY MARKET
Actual ...............................     1,000.00    1,000.60     0.587    2.92
Hypothetical .........................     1,000.00    1,022.08     0.587    2.95
-------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO EACH FUND'S ANNUALIZED EXPENSE RATIO, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR 181/365 (TO REFLECT THE HALF-YEAR PERIOD).


--------------------------------------------------------------------------------
18                                                     SCOUT FUNDS ANNUAL REPORT

===============================================================================
=
OTHER INFORMATION
June 30, 2009 (unaudited)


RENEWAL OF INVESTMENT ADVISORY AGREEMENTS

In February 2009, the Board of Trustees of the Scout Funds renewed the Investment Advisory Agreements with Scout Investment Advisors, Inc. (the "Advisor") for each of the Funds. After evaluating the services provided by the Advisor, and reviewing the performance and operations of the Funds, the Trustees, including the independent Trustees, unanimously concluded that it was in the best interests of the Funds and their shareholders to continue the agreements for an additional year.

As part of their review, the independent Trustees requested and reviewed information regarding the advisory services performed, the nature and qualifications of the investment staff, Fund performance and expenses, related administrative services provided by the Advisor, and other contributions by the Advisor, including revenue sharing payments from the Advisor's own resources in furtherance of distribution of Funds and servicing of Fund shareholders. The information included material obtained from an independent third party comparing each Fund's performance against an appropriate benchmark, as well as against the performance of an appropriate peer group. In addition, the Trustees reviewed information relating to benefits to the Advisor, such as receipt of research from brokers, that might result from the Advisor's relationship with each Fund.

With regard to advisory services, staffing and performance, the Trustees considered information specifically provided in connection with the proposed renewals, as well as information provided at quarterly Board meetings throughout the year. The Trustees regularly met with the Advisor's senior management team, as well as the senior investment professionals responsible for managing each Fund. The Trustees expressed appreciation that each Fund enjoyed the benefit of portfolio managers with extensive experience and expertise in the investment strategy specific to each Fund. The Trustees were satisfied with the quality and performance of the investment professionals serving each Fund, as well as the investment and administrative resources available from the Advisor and considered the performance of each Fund to be sufficient to support the decision to renew the agreement.

The Trustees also reviewed the investment advisory fees payable to the Advisor under each agreement and overall expense levels of the Funds, including independent third party information comparing advisory fees and overall fund expense levels with other mutual funds in each Fund's peer group. The Trustees considered the Advisor's profitability with respect to each Fund.

While no single factor was determinative to the Trustees' decision, based upon their review, the Trustees determined that the advisory fees proposed to be payable by each Fund to the Advisor were fair and reasonable in view of the nature and quality of services provided under all of the circumstances, and determined to renew the agreements.

TAX-EXEMPT DESIGNATION

For Federal income tax purposes, the Tax-Free Money Market Fund designates tax-exempt income dividends of (in thousands) $1,145 for the year ended June 30, 2009.

CHANGE IN INDEPENDENT AUDITORS

The Audit Committee appointed Deloitte & Touche LLP to replace BKD, LLP as the Fund's independent auditor commencing with the fiscal year ending June 30, 2009. During the two most recent fiscal years, BKD, LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and BKD, LLP on accounting principles, financial statement disclosure or audit scope, which, if not resolved to the satisfaction of BKD, LLP, would have caused them to make reference to the disagreement in their report. Additionally, during the fiscal years ended June 30, 2007 and June 30, 2008, the Funds did not consult with Deloitte & Touche LLP on items which concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds' financial statements or concerned the subject of a disagreement or reportable events.


--------------------------------------------------------------------------------
JUNE 30, 2009                                                                 19


================================================================================
TRUSTEES AND OFFICERS
June 30, 2009 (unaudited)
                                                                                                          NUMBER OF
                                                                                                         PORTFOLIOS       OTHER
NAME, ADDRESS               POSITION(S)      TERM OF OFFICE               PRINCIPAL OCCUPATION(S)        IN COMPLEX   DIRECTORSHIPS
AND BIRTHDATE               HELD WITH FUND   AND LENGTH OF TIME SERVED    DURING PAST 5 YEARS              OVERSEEN  HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------


Andrea F. Bielsker          Trustee          Trustee since 2005. Shall    Principal, AFB Consulting,          10         None
c/o Scout Funds                              serve as Trustee until her   since July 2008; Chief Financial
1010 Grand Boulevard                         resignation, or until        Officer, Brooke Credit Corp.,
Kansas City, Missouri 64106                  terminated or until          from 2007 to 2008; Vice President,
11/16/58                                     successor is elected         Liberty Power Corp., 2007; Senior
                                             and qualified.               Vice President, Finance, Chief
                                                                          Financial Officer and Treasurer,
                                                                          Great Plains Energy, from 2002
                                                                          to 2005.
------------------------------------------------------------------------------------------------------------------------------------
William B. Greiner *        Trustee          Trustee since 2005. Shall    Executive Vice President, Scout     10        Washburn
c/o Scout Funds                              serve as Trustee until his   Investment Advisors, Inc.,                    Endowment
1010 Grand Boulevard                         resignation, or until        since 2009; Chief Investment                  Association;
Kansas City, Missouri 64106                  terminated or until his      Officer, Scout Investment Advisors,           KCPT Public
03/05/54                                     successor is elected and     Inc. and UMB Bank n.a., since 2004;           Television
                                             qualified.                   President, Scout Investment
                                                                          Advisors, Inc., from 2004 to 2009;
                                                                          Private Account Manager, True North,
                                                                          from 2003 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
Dr. William E. Hoffman,     Trustee          Trustee since 1982. Shall    Orthodontist.                       10         None
  D.D.S.                                     serve as Trustee until his
c/o Scout Funds                              resignation, or until
1010 Grand Boulevard                         terminated or until his
Kansas City, Missouri 64106                  successor is elected and
04/11/38                                     qualified.
------------------------------------------------------------------------------------------------------------------------------------
Eric T. Jager               Trustee          Trustee since 1987. Shall    President, Windcrest Investment     10         Nygaard
c/o Scout Funds                              serve as Trustee until his   Management, Inc.;                              Corporation
1010 Grand Boulevard                         resignation, or until        Executive Vice President,
Kansas City, Missouri 64106                  terminated or until his      Investments, Bartlett and Company.
06/19/43                                     successor is elected and
                                             qualified.
------------------------------------------------------------------------------------------------------------------------------------
Stephen F. Rose             Chairman,        Chair since 2005; Trustee    Chairman, Sun Publications, Inc.    10         None
c/o Scout Funds             Trustee          since 1989. Shall serve as
1010 Grand Boulevard                         Chairman,  Trustee until his
Kansas City, Missouri 64106                  resignation, or until
11/05/47                                     terminated or until his
                                             successor is elected and
                                             qualified.
------------------------------------------------------------------------------------------------------------------------------------
Gary W. DiCenzo             President        President since 2005; Vice   President and Chief Executive       N/A        N/A
c/o Scout Funds                              President since 2004. Shall  Officer, Scout Distributors,
1010 Grand Boulevard                         serve as President at        LLC, since 2009; Executive Vice
Kansas City, Missouri 64106                  the pleasure of the Board    President, UMB Bank, n.a.,
10/27/62                                     until his from resignation,  2004 to 2009; Senior Vice President, or termination or until his  UMB Bank, n.a.,
                                             successor is elected and     from 2003 to 2004.
                                             qualified.
------------------------------------------------------------------------------------------------------------------------------------
James L. Moffett            Principal        Principal Executive Officer  Executive Vice President and        N/A        N/A
c/o Scout Funds             Executive        since 2003. Shall serve      Chief International
1010 Grand Boulevard        Officer          as Principal Executive       Strategist, Scout Investment
Kansas City, Missouri 64106                  Officer at the pleasure of   Advisors, Inc., since 2009;
03/27/41                                     the Board until his          Chairman, Scout Investment Advisors,
                                             resignation, or termination  Inc., from 2001 to 2009; Executive
                                             or until his successor is    Vice President, UMB Bank, n.a., from
                                             elected and qualified.       2001 to 2009; Lead Manager of Scout
                                                                          International and International
                                                                          Discovery Funds, Co-Manager of Scout
                                                                          Stock Fund.
------------------------------------------------------------------------------------------------------------------------------------
Constance E. Martin         Chief            Chief Operating Officer      Senior Vice President, Scout        N/A        N/A
c/o Scout Funds             Operating        since 2008; Secretary since  Investment Advisors, Inc.,
1010 Grand Boulevard        Officer and      2006. Shall serve as Chief   since 2008; Fund Administrator,
Kansas City, Missouri 64106 Secretary        Operating Officer and        UMB Fund  Services, Inc.,
09/30/61                                     Secretary at the pleasure    from 2005 to 2008; Compliance Officer,
                                             of the Board until her       UMB Scout Funds, from 2003 to 2004.
                                             resignation, or termination
                                             or until her successor is
                                             elected and qualified.
------------------------------------------------------------------------------------------------------------------------------------
C. Warren Green             Treasurer        Treasurer and Principal      Treasurer, Scout Investment         N/A        N/A
c/o Scout Funds             and Principal    Financial Officer since      Advisors, Inc., since 2009;
1010 Grand Boulevard        Financial        2005. Shall serve as         Senior Vice President and Chief
Kansas City, Missouri 64106 Officer          Treasurer and Principal      Operations Officer, Asset
12/27/58                                     Financial Officer at the     Management Division, UMB Bank, n.a.,
                                             pleasure of the Board or     since 2007; Vice
                                             until his resignation or     President and Chief Financial
                                             termination or until his     Officer, Asset Management
                                             successor is elected         Division, UMB Bank, n.a., from
                                             and qualified.               2003 to 2007.

------------------------------------------------------------------------------------------------------------------------------------
Mark E. Osborne             Chief            Chief Compliance Officer     Chief Compliance Officer, Scout     N/A        N/A
c/o Scout Funds             Compliance       since 2008. Shall serve      Investment Advisors, Inc.,
1010 Grand Boulevard        Officer          as Chief Compliance          since 2007; Vice President and
Kansas City, Missouri 64106                  Officer at the pleasure      Director of Fiduciary
11/23/66                                     of the Board or until his    Services Compliance, UMB Financial
                                             resignation, or termination  Corp., since 2003.
                                             or until his successor is
                                             elected and qualified.
------------------------------------------------------------------------------------------------------------------------------------
* MR. GREINER IS CONSIDERED TO BE AN "INTERESTED PERSON" OF THE FUNDS UNDER THE
INVESTMENT COMPANY ACT OF 1940, AS AMENDED, DUE TO HIS EMPLOYMENT BY SCOUT
INVESTMENT ADVISORS, INC., THE FUNDS' INVESTMENT ADVISOR.

TOTAL COMPENSATION FOR THE INDEPENDENT TRUSTEES TOTALED $202,000 FOR THE PERIOD
ENDED JUNE 30, 2009.

THE SCOUT FUND'S STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL
INFORMATION ABOUT THE FUNDS' TRUSTEES AND IS AVAILABLE, WITHOUT CHARGE, UPON
REQUEST, BY CALLING TOLL-FREE 800-996-2862.

--------------------------------------------------------------------------------
20                                                     SCOUT FUNDS ANNUAL REPORT

                      PROXY VOTING POLICIES AND PROCEDURES

For a description of the polices and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call 800-996-2862 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the U.S. Securities and Exchange Commission at www.sec.gov as well as the Funds' website at www.scoutfunds.com. Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009 is available without charge, upon request, by calling 800-996-2862 or by accessing the website of the U.S. Securities and Exchange Commission.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds file complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Form N-Q is available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report has been prepared for the information of the Shareholders of the Scout Money Market Funds and the Scout Tax-Free Money Market Fund, and is not to be construed as an offering of the shares of the Funds.

Not authorized for distribution unless accompanied or preceded by a current Scout Funds prospectus.

The Scout Funds are distributed by UMB Distribution Services, LLC, an affiliate of UMB Financial Corporation, and managed by Scout Investment Advisors, Inc., a subsidiary of UMB Financial Corporation.

INVESTMENT ADVISOR
   Scout Investment Advisors, Inc.
   Kansas City, Missouri
                                                SCOUT(TM) FUNDS
AUDITORS
   Deloitte & Touche LLP
   Milwaukee, Wisconsin

LEGAL COUNSEL                                   P.O. Box 1241
   Stradley Ronon Stevens & Young, LLP          Milwaukee,  WI 53201-1241
   Philadelphia, Pennsylvania                   TOLL FREE 800-996-2862

CUSTODIAN                                       scoutfunds.com
   UMB Bank, n.a.
   Kansas City, Missouri                        "UMB," "Scout" and the Scout
                                                design are registered service
DISTRIBUTOR                                     marks of uMB Financial
   UMB Distribution Services, llC               Corporation.
   Milwaukee, Wisconsin

TRANSFER AGENT
   UMB Fund Services, Inc.
   Milwaukee, Wisconsin

ITEM 2.  CODE OF ETHICS

The Registrant has adopted a code of ethics (the "Code"), as that term is defined in Item 2 of Form N-CSR, that applies to the Registrant's principal executive officer and principal financial officer. A copy of the Code is attached as an exhibit. There were no amendments to the Code or waivers from the provisions of the Code.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant's board has determined that Ms. Andrea Bielsker possesses the technical attributes to qualify as an "audit committee financial expert" serving on the Registrant's audit committee and designated Ms. Bielsker as the "audit committee financial expert." Ms. Bielsker is independent under the standards set forth in Item 3 of Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees for Registrant.
         The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements and services normally provided by the accountant in connection with the statutory and regulatory filings and engagements for the last two fiscal years are as follows:

         Fiscal year ended June 30, 2009             $ 136,000
         Fiscal year ended June 30, 2008             $ 104,000

The fees for the fiscal year ended June 30, 2009 were billed by Deloitte & Touche, LLP. The fees for the fiscal year ended June 30, 2008 were billed by BKD, LLP.

 (b) Audit-Related Fees for Registrant.
         The aggregate fees billed in each of the last two fiscal years for custody audits and services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item are as follows:

         Fiscal year ended June 30, 2009             $   38,077
         Fiscal year ended June 30, 2008             $   33,500

The fees for the fiscal year ended June 30, 2009 were billed by Deloitte & Touche, LLP. The fees for the fiscal year ended June 30, 2008 were billed by BKD, LLP.

(c) Tax Fees for Registrant.
         The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax review of Registrant's tax returns are as follows:


         Fiscal year ended June 30, 2009             $    27,500
         Fiscal year ended June 30, 2008             $     3,800

The fees for the fiscal year ended June 30, 2009 were billed by Deloitte & Touche, LLP. The fees for the fiscal year ended June 30, 2008 were billed by BKD, LLP.

(d)      All Other Fees. None.

(e)
         (1) The Registrant's Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the Registrant and non-audit services to the Registrant, its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant.

         (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                  (b) Not applicable.
                  (c) Not applicable.
                  (d) Not applicable.

(f) All of the principal accountant's hours spent on auditing the Registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)      Non-Audit Fees Billed for Registrant None.

(h)      Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment companies.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment companies.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to open-end investment companies.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES

(a) The Registrant's principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the Registrant's service provider.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant's second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS

(a) (1) Code of Ethics as required by Item 2. FILED AS AN ATTACHMENT TO THIS FILING.

     (2) Certifications pursuant to Sections 302 of the Sarbanes-Oxley Act of 2002. FILED HEREWITH.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. NOT APPLICABLE TO OPEN-END INVESTMENT COMPANIES.

(b) Certification pursuant to Section 906 of the Sarbanes Oxley Act of 2002. FILED HEREWITH.

(c) Disclosure Controls and Procedures as required by Item 11. FILED AS AN ATTACHMENT TO THIS FILING.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SCOUT FUNDS

/s/ James L. Moffett
------------------------------
James L. Moffett
Principal Executive Officer & Chief International Strategist
August 12th, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James L. Moffett
------------------------------
James L. Moffett
Principal Executive Officer & Chief International Strategist
August 12th, 2009

/s/ C. Warren Green
------------------------------
C. Warren Green
Treasurer
August 17th, 2009